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JULY 1, 1999

TIAA-CREF Institutional Mutual Funds
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Prospectus

                                INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                INSTITUTIONAL GROWTH EQUITY FUND
                                INSTITUTIONAL GROWTH AND INCOME FUND
                                INSTITUTIONAL EQUITY INDEX FUND
                                INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
                                INSTITUTIONAL BOND FUND
                                INSTITUTIONAL MONEY MARKET FUND
                              -------------------------------

                              [TIAA CREF Logo]

Each investment portfolio, or "Fund," currently offers a single class of shares, which is described in this prospectus. The shares are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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Table of Contents

SUMMARY INFORMATION........................................      1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............      1
     Dual Investment Management Strategy(SM)...............      1
     General Risks of Investing in the Funds...............      2
     Institutional International Equity Fund...............      2
     Institutional Growth Equity Fund......................      3
     Institutional Growth and Income Fund..................      4
     Institutional Equity Index Fund.......................      4
     Institutional Social Choice Equity Fund...............      5
     Institutional Bond Fund...............................      5
     Institutional Money Market Fund.......................      6
  PAST PERFORMANCE.........................................      7
  FEES AND EXPENSES........................................      8
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................      9
  EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
     STRATEGY(SM)..........................................     10
     Institutional International Equity Fund...............     11
     Institutional Growth Equity Fund......................     12
     Institutional Growth and Income Fund..................     13
  OTHER EQUITY FUNDS.......................................     14
     Institutional Equity Index Fund.......................     14
     Institutional Social Choice Equity Fund...............     15
  ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS....     17
  THE FIXED-INCOME FUNDS...................................     18
     Institutional Bond Fund...............................     18
     Institutional Money Market Fund.......................     20
  RISKS OF INVESTING IN ANY OF THE FUNDS...................     22
     General Investment Risks..............................     22
     Year 2000 Risks.......................................     22
  MANAGEMENT OF THE FUNDS..................................     23
     The Funds' Investment Adviser.........................     23
     Prior Performance of Investment Adviser...............     24
     Fund Managers.........................................     30
     Service Providers.....................................     31
CALCULATING SHARE PRICE....................................     31
DIVIDENDS AND DISTRIBUTIONS................................     32

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
TAXES......................................................     33
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES.........     35
  ELIGIBLE INVESTORS.......................................     35
  PURCHASE OF FUND SHARES..................................     36
     Purchases by Eligible Investors.......................     36
     Investing Through the Trust Company...................     36
     Points to Remember for All Purchases..................     37
     In-Kind Purchases of Shares...........................     37
  HOW TO REDEEM SHARES.....................................     38
     Redemptions by Eligible Investors.....................     38
     Redeeming Shares Through the Trust Company............     39
     In-Kind Redemptions of Shares.........................     39
  HOW TO EXCHANGE SHARES...................................     39
     Exchanges by Eligible Investors.......................     39
     Making Exchanges Through the Trust Company............     39
  OTHER INVESTOR INFORMATION...............................     40
FINANCIAL HIGHLIGHTS.......................................     42

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Summary Information

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Institutional Mutual Funds consists of seven different Funds:

                  Institutional International Equity Fund

                  Institutional Growth Equity Fund

                  Institutional Growth and Income Fund

                  Institutional Equity Index Fund

                  Institutional Social Choice Equity Fund

                  Institutional Bond Fund

                  Institutional Money Market Fund

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)
Three of the Funds (the Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund) use TIAA-CREF's Dual Investment Management Strategy(SM). Each of these Funds has a "stock selection" and an "enhanced index" segment.

- The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. These stocks are chosen using fundamental analysis.

- The enhanced index segment seeks to outperform the Fund's benchmark index while limiting the possibility of significantly underperforming the benchmark. The Fund manager attempts to outperform the benchmark index by over- or under-weighting many stocks in the index by small amounts, based on proprietary scoring models.

The Fund manager has certain flexibilities, using the Dual Investment Management Strategy, to allocate amounts between the stock selection segment and the enhanced index segment, based upon investment opportunities that the Fund manager determines to be available at any particular time. This approach enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

                                        1
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The Institutional Equity Index Fund, the Institutional Social Choice Equity
Fund, the Institutional Bond Fund, and the Institutional Money Market Fund do not use the Dual Investment Management Strategy. See their descriptions below.

GENERAL RISKS OF INVESTING IN THE FUNDS
The Funds are subject to the following general risks:

- Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

- Interest Rate Risk--Bond or stock prices may decline if interest rates change.

- Company Risk--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its securities may go down, or the company may not be able to pay principal and interest on its bonds when due.

Special risks associated with particular Funds are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could underperform other investments.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We look for companies of all sizes that have certain characteristics such as sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term

                                        2
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growth prospects. The benchmark index for the Fund is the Morgan Stanley Capital
International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments. These risks may be even more pronounced for the Fund's investments in emerging market countries.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek above-average long-term returns, who understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

INSTITUTIONAL GROWTH EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. For its stock selection segment, the Fund looks primarily for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can also invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments may range from 0 to 40 percent of the Fund's portfolio. The benchmark index for the Fund is the Russell 3000(R) Growth Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. This means the Fund will probably be more volatile than the overall stock market. With foreign investments, changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and

                                        3
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higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term capital appreciation, but who are willing to tolerate fluctuations in value.

INSTITUTIONAL GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its stock selection segment, the Fund manager looks primarily for stocks of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. The Fund may also invest in rapidly growing smaller companies and may have up to 20 percent of its assets in foreign securities. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential. The benchmark index for the Fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may at times significantly underperform other stocks during periods of rapid market appreciation. Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's foreign investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and current income but who also can accept the risk of market fluctuations.

INSTITUTIONAL EQUITY INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.
                                        4
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PRINCIPAL INVESTMENT STRATEGIES:  The Fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the Fund will match that of the index.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified set of common stocks. The Fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities.

INSTITUTIONAL BOND FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

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PRINCIPAL INVESTMENT STRATEGIES:  The Fund invests primarily in a broad range of debt securities. The majority of the Fund's portfolio is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund holds mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) The Fund will overweight or underweight individual securities or sectors depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior returns compared to the Lehman index. The Fund may also invest in non-investment grade securities (also called "high-yield" or "junk" bonds) or privately placed (non-registered) securities.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of bonds held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%. Investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayments occur as a result of a declining interest rate environment, the Fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected. High-yield securities involve higher risks than investment grade bonds.

WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general bond fund with a slightly higher level of risk than a traditional bond fund.

INSTITUTIONAL MONEY MARKET FUND
INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities

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that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the IBC Money Fund All-Taxable Average.

SPECIAL INVESTMENT RISKS: The Fund is subject to current income volatility--that is, the income received by the Fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

An investment in the Institutional Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

No performance data for TIAA-CREF Institutional Mutual Funds is included in this prospectus because none of the Funds has been in operation for one full calendar year.

Performance information for other registered investment companies managed by the investment advisory personnel who manage TIAA-CREF Institutional Mutual Funds is provided on page 28 of this prospectus.

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FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                                0%
Maximum Deferred Sales Charge                                    0%
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            0%
Redemption Fee                                                   0%
Exchange Fee                                                     0%

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------
                                                           TOTAL     FEE WAIVER
                                                          ANNUAL       AND/OR
                                    MANAGE-    OTHER       FUND       EXPENSE
                                     MENT     EXPENSES   OPERATING   REIMBURSE-     NET
                                     FEES       (1)      EXPENSES    MENT (2,3)   EXPENSES
------------------------------------------------------------------------------------------
Institutional International Equity
  Fund                                0.27%      0.28%       0.55%        0.26%      0.29%
Institutional Growth Equity Fund      0.23%      0.23%       0.46%        0.24%      0.22%
Institutional Growth and Income
  Fund                                0.23%      0.23%       0.46%        0.24%      0.22%
Institutional Equity Index Fund       0.18%      0.23%       0.41%        0.24%      0.17%
Institutional Social Choice Equity
  Fund                                0.19%      0.23%       0.42%        0.24%      0.18%
Institutional Bond Fund               0.18%      0.23%       0.41%        0.22%      0.19%
Institutional Money Market Fund       0.15%      0.23%       0.38%        0.22%      0.16%

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(1) "Other Expenses" is based on estimated amounts for the current fiscal year.

(2) Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, has agreed to waive a portion of the Management Fees equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2002.

(3) Advisors has agreed to reimburse the Institutional International Equity Fund so that Other Expenses, which do not include investment management fee expenses, do not exceed, on an annual basis, 0.11% of its average daily net assets and to reimburse each of the other Funds so that Other Expenses do not exceed, on an annual basis, 0.06% of its average daily net assets. This reimbursement agreement is contractual and will remain in effect until July 1, 2002.

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EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Institutional International Equity Fund                         $30          $93
Institutional Growth Equity Fund                                $23          $71
Institutional Growth and Income Fund                            $23          $71
Institutional Equity Index Fund                                 $17          $55
Institutional Social Choice Equity Fund                         $18          $58
Institutional Bond Fund                                         $19          $61
Institutional Money Market Fund                                 $16          $52

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Investment Objectives, Strategies and Risks

Each of the individual investment portfolios, or Funds, described below has its own investment objective. The following describes each Fund's investment objective, the principal investment strategies and techniques each Fund uses to accomplish its objective, and the principal types of securities each Fund purchases. These policies and techniques are not fundamental and may be changed by our Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the Funds' policies and restrictions, see the Statement of Additional Information ("SAI").

There is no guarantee that any Fund will meet its investment objective.

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EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund use TIAA-CREF's Dual Investment Management Strategy(SM), which works like this:

     Each of these three equity Funds has two separate segments called the "stock selection" segment and the "enhanced index" segment. The relative sizes of these two segments vary as the Fund manager shifts money between them in response to investment opportunities.

     The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. The managers of these equity Funds will usually use fundamental analysis to select individual stocks or sectors for investment in the stock selection segment. Each equity Fund's stock selection segment is described further below.

     Money that is not invested in an equity Fund's stock selection segment goes to its enhanced index segment. Here the goal is two-fold: (1) to outperform each Fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The Funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a Fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The Dual Investment Management Strategy enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

The benchmarks for each Fund's enhanced index segment currently are as follows:

              FUND                           BENCHMARK
----------------------------------------------------------------
Institutional International        MSCI EAFE(R) (Europe,
  Equity Fund                        Australasia, Far East)
                                     Index
Institutional Growth Equity Fund   Russell 3000(R) Growth Index
Institutional Growth and Income    S&P 500(R) Index
  Fund

Using these indices is not a fundamental policy of TIAA-CREF Institutional Mutual Funds, so we can substitute other indices without shareholder approval. We'll notify you before we make such a change.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
The INSTITUTIONAL INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments. The Fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

The Fund uses the Dual Investment Management Strategy. The Fund may invest in companies of all sizes. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We do, however, regularly monitor the Fund's sector and country exposure in order to control risk.

In particular, we look for companies of all sizes that have certain characteristics, such as:

- sustainable growth

- focused management with successful track records

- unique and easy-to-understand franchises (brands)

- undervalued stock prices based on current earnings, assets, and long-term growth prospects

- consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation, or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social, or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; or (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The Fund will focus its investments primarily in those countries which are included in the MSCI EAFE Index.

INSTITUTIONAL GROWTH EQUITY FUND
The INSTITUTIONAL GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the Fund will have at least 80 percent of its assets in equity securities that have the potential for capital appreciation.

The Fund uses the Dual Investment Management Strategy. The Fund's stock selection segment can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for compa-nies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The Fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The Fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Institutional Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the Fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, there are special risks to investing in growth stocks. The Fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Institutional Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

INSTITUTIONAL GROWTH AND INCOME FUND
The INSTITUTIONAL GROWTH AND INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential.

The Fund invests in a broadly diversified portfolio of common stocks, using the Dual Investment Management Strategy. The Fund's stock selection segment concentrates on individual companies rather than sectors or industries. We look for stocks of larger, well-established companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The Fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22.

The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

OTHER EQUITY FUNDS

INSTITUTIONAL EQUITY INDEX FUND
The INSTITUTIONAL EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.

Although the Fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the Fund even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the Fund's investment objective and policies. We can change the index used in this Fund at any time and will notify you if we do so.

The Fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $2 million to $333 billion with an average of $72 billion as of December 31, 1998. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.

SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index, the Fund does not invest in all 3,000 stocks in the index. Thus, there is no guarantee that the performance of the Fund will match that of the index. Also, because the index's returns aren't reduced by investment and other operating expenses, the Fund's ability to match the index will be adversely affected by the costs of buying and selling stocks as well as other expenses. The stock prices of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
The INSTITUTIONAL SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the Fund's assets will be invested in common stocks.

The Fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The social criteria the Fund takes into consideration are non-fundamental investment policies. They can change without the approval of the Fund's shareholders. Currently, the Fund invests only in companies that do not:

- engage in activities that result or are likely to result in significant damage to the natural environment;

- have a significant portion of its business in weapons manufacturing;

- produce and market alcoholic beverages or tobacco products;

- produce nuclear energy; or

- have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the Fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The Fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The Fund can also invest up to 15% of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

While the equity Funds invest primarily in common stocks, each equity Fund can also invest, to a limited extent, in other equity securities such as preferred stock, convertible securities, and warrants. Each equity Fund can also hold short-term debt securities of the same type as those held by the Institutional Money Market Fund (see page 20) and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The equity Funds can also hold fixed-income securities they acquire because of mergers, recapitalizations, or otherwise.

Similarly, each equity Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity Funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a Fund's investment objective and restrictions.

THE FIXED-INCOME FUNDS

INSTITUTIONAL BOND FUND
The INSTITUTIONAL BOND FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the Fund's assets will be invested in bonds.

The Fund's portfolio is invested primarily in a broad range of debt securities. The majority is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund's holdings are mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) As of May 31, 1999 the duration of the Lehman Brothers Aggregate Bond Index was 4.86 years. By keeping the duration of the Fund close to the duration of the Lehman index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund will overweight or underweight individual securities or sectors, as compared to their weight in the Lehman index, depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior investment returns compared to the Lehman index. The Fund can make foreign investments, but we don't expect them to exceed 15 percent of the Fund's assets. The Fund can also invest in money market instruments.

The Fund may also invest in securities with special features in an effort to enhance its total return. This category of the Fund's portfolio will primarily consist of privately placed securities (including "Rule 144A" private placements) or non-investment grade securities (also called "high-yield" or "junk" bonds, which are rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). The Fund will not invest more than 25 percent of its assets in privately placed and high-yield securities.

The Institutional Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest by the CMOs.

The Fund may use an investment strategy called "mortgage rolls," in which we "roll over" an investment in a mortgage-backed security before its settlement date for a similar security with a later settlement date. The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These strategies are both designed to enhance the Fund's returns, but they do increase the Fund's portfolio turnover rate. However, we don't expect these strategies to significantly raise the Fund's capital gains.

The Fund may make certain other investments, but not as principal strategies. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, the Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund's investment objective and restrictions.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of portfolio securities held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%.

Non-investment-grade securities are usually called "high-yield" or "junk" bonds. These lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds (those rated Baa or higher by Moody's or rated BBB or higher by S&P). Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

The above risks of holding high-yield bonds can also apply to the lower levels of "investment grade" bonds (for example, Moody's Baa and S&P's BBB). Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. A downgraded security already held in the Fund's portfolio may or may not be sold, depending on our analysis of the issuer's financial prospects. We don't rely exclusively on ratings agencies when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The Fund can also invest in privately placed debt securities. One risk of investing in private placements is that they may be difficult to sell for their fair market value.

The Fund's investments in mortgage-backed securities are subject to prepayment or extension risk, which is the possibility that a change in interest rates may cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayment occurs as a result of a declining interest rate environment, the Fund would then have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extension occurs as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected.

INSTITUTIONAL MONEY MARKET FUND
The INSTITUTIONAL MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Institutional Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in dollar-denominated securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

The Fund will invest primarily in:

     (1) commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

     (2) obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

     (3) securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

     (4) other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

     (5) repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

     (6) participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

     (7) asset-backed securities issued by domestic corporations or trusts;

     (8) obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

     (9) obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Institutional Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The Fund is subject to the risk of current income volatility--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to the general risks described below.

RISKS OF INVESTING IN ANY OF THE FUNDS

GENERAL INVESTMENT RISKS
To varying degrees, the Funds are all subject to several general types of risks.

     (1) One is market risk--stock and bond price volatility due to changing conditions in the financial markets.

     (2) Another is interest rate risk--the risk that a bond's or stock's value will decline if interest rates change. For example, a rise in interest rates usually causes the market value of fixed-rate securities to go down.

     (3) Another kind of risk is company risk. For stocks and bonds, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. In addition, for bonds and other debt securities, company risk comes from the possibility the issuer won't be able to pay principal and interest when due.

YEAR 2000 RISKS
Many services provided to the Funds and their shareholders depend on the smooth functioning of computer systems. Many computer systems now in use can't distinguish the year 2000 from the year 1900 because dates have been encoded using only the last two digits of the year.

Like other mutual funds, financial and business organizations, and individuals around the world, TIAA-CREF Institutional Mutual Funds could be adversely affected if the computer systems it relies on do not properly process and calculate information and data involving dates from and after January 1, 2000. These computer systems include those used by its investment adviser and other service providers. Together, TIAA-CREF Institutional Mutual Funds and its investment adviser are taking steps that we believe are reasonably designed to address issues involving the Year 2000 for the computer systems we use. We are also seeking reasonable assurances that our service providers are taking comparable steps. However, currently we can't assure you that these steps will be sufficient to avoid any adverse impact on the Funds.

If the computer systems the Funds rely on do fail or produce faulty data, there could be delays in processing transactions, or we may temporarily be unable to engage in normal business activities. Also, a Fund's performance could be affected if a systems failure at a company or government entity, either in the U.S. or abroad (where Year 2000 compliance may be less prevalent), affects the price of securities that the Fund owns.

The Fund managers consider Year 2000 readiness when selecting investments. However, there is no guarantee that the information (including Year 2000 readiness) a Fund manager receives about a company is completely accurate. As a result, a Fund's performance could suffer if a company in which the Fund is invested has not satisfactorily addressed Year 2000 issues.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER
Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Funds' Board of Trustees (the "Board"). Advisors is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). It is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds, and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund ("CREF"). As of March 31, 1999, Advisors and Investment Management together had $151.9 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also acts as liaison among the various service providers to the Funds, including custodians, fund administrators, and transfer agents.

Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee of 0.27%, 0.23%, 0.23%, 0.18%, 0.19%, 0.18%, and 0.15% of the average daily net assets of the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund, respectively. Advisors has agreed to waive a portion of its investment management fee equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2002.

PRIOR PERFORMANCE OF INVESTMENT ADVISER
Please do not confuse the Funds with other registered investment company portfolios using very similar or nearly identical names that are offered by TIAA-CREF Mutual Funds, by CREF, by a separate account of TIAA, or by a mutual fund dedicated to a separate account of TIAA-CREF Life Insurance Company (a wholly-owned subsidiary of TIAA). However, the investment objectives and policies of certain Funds are very similar to the investment objectives and policies of other registered investment company portfolios that are managed by Advisors or Investment Management. Nevertheless, the investment performance of the Funds may be lower, or higher, than the investment results of such other portfolios. We do not promise that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, CREF account, or separate account portfolio, even if the other portfolio uses a very similar name, is managed by the same investment advisory personnel, and has the same investment objective and policies as the applicable Fund.

TIAA-CREF Institutional Mutual Funds commenced operations on June 14, 1999, and each Fund has a limited performance record. However, the investment objective, policies, strategies, and risks of each of the Funds (except the Institutional Social Choice Equity Fund) is substantially similar to one or more other registered investment company portfolios managed by Advisors or Investment Management. The performance of these other portfolios may be relevant to prospective investors in TIAA-CREF Institutional Mutual Funds.

The charts below show historical performance for: the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Bond Plus Fund, and the Money Market Fund of TIAA-CREF Mutual Funds (managed by Advisors); the Stock Index Account of TIAA Separate Account VA-1 (managed by Advisors); the Stock Index Fund of TIAA-CREF Life Funds (managed by Advisors); and the Growth Account, the Equity Index Account, and the Money Market Account of CREF (managed by the same personnel in their capacities with Investment Management). The data are provided to illustrate the experience of Advisors' personnel in managing investment portfolios substantially similar to the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Bond Fund, and the Institutional Money Market Fund of TIAA-CREF Institutional Mutual Funds. (Because CREF's Social Choice Account is a balanced portfolio with both debt and equity components, there exists no investment portfolio managed by Advisors' personnel that is substantially similar to the Institutional Social Choice Equity Fund.) The performance of an appropriate broad-based securities market index, adjusted to reflect the reinvestment of dividends on securities in the index, is also presented for each Fund.

The historical performance information presented is not intended to predict or suggest the returns that the corresponding Fund of TIAA-CREF Institutional Mutual Funds might experience. The results are net of investment management and other operating expenses of the portfolios.

After taking into account the contractual fee waiver and expense reimbursement arrangement, each Fund of TIAA-CREF Institutional Mutual Funds has lower total annual operating expenses than the corresponding portfolios of the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds (a mutual fund portfolio offered solely to a separate account of TIAA-CREF Life Insurance Company), TIAA Separate Account VA-1 (a variable annuity managed account offered solely to TIAA), and CREF (variable annuity managed accounts) during the periods illustrated.

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                                       27

                                                     1 YEAR ENDED   5 YEARS ENDED
AVERAGE ANNUAL TOTAL RETURN                 PERIOD:  MAR. 31, 1999  MAR. 31, 1999
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------
International Equity Fund of TIAA-CREF Mutual Funds          7.36%           N/A
MSCI EAFE Index                                              6.06%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH EQUITY FUND
---------------------------------------------------------------------------------
Growth Equity Fund of TIAA-CREF Mutual Funds                24.82%           N/A
Russell 3000 Growth Index                                   24.35%           N/A
Growth Account of CREF                                      21.34%           N/A
Russell 3000 Growth Index                                   24.35%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH AND INCOME FUND
---------------------------------------------------------------------------------
Growth & Income Fund of TIAA-CREF Mutual Funds              20.81%           N/A
S&P 500 Index                                               18.46%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL BOND FUND
---------------------------------------------------------------------------------
Bond Plus Fund of TIAA-CREF Mutual Funds                     6.56%           N/A
Lehman Aggregate Bond Index                                  6.49%           N/A
Bond Market Account of CREF                                  6.04%          7.34%
Lehman Aggregate Bond Index                                  6.49%          7.79%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL EQUITY INDEX FUND
---------------------------------------------------------------------------------
Stock Index Fund of TIAA-CREF Life Funds                      N/A            N/A
Russell 3000 Index                                          13.54%           N/A
Stock Index Account of TIAA Separate Account VA-1           12.85%           N/A
Russell 3000 Index                                          13.54%           N/A
Equity Index Account of CREF                                13.60%           N/A
Russell 3000 Index                                          13.54%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL MONEY MARKET FUND
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                  5.27%           N/A
IBC Money Fund All-Taxable Avg.                              4.86%           N/A
Money Market Account of CREF                                 5.25%          5.13%
IBC Money Fund All-Taxable Avg.                              4.86%          4.95%
---------------------------------------------------------------------------------
               AS OF MAR. 30, 1999:                          7-DAY YIELD
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                     4.68%
Money Market Account of CREF                                    4.62%
IBC Money Fund All-Taxable Avg.                                 4.35%

     10 YEARS ENDED  INCEPTION TO     INCEPTION TO
     MAR. 31, 1999   MAR. 31, 1999    ACCOUNT/FUND
---------------------------------------------------
---------------------------------------------------
                N/A          12.35%   Sept. 2, 1997
                N/A          11.31%   Sept. 2, 1997
---------------------------------------------------
---------------------------------------------------
                N/A          32.12%   Sept. 2, 1997
                N/A          29.85%   Sept. 2, 1997
                N/A          26.40%   Apr. 29, 1994
                N/A          27.18%   Apr. 29, 1994
---------------------------------------------------
---------------------------------------------------
                N/A          29.39%    Sept 2, 1997
                N/A          27.36%   Sept. 2, 1997
---------------------------------------------------
---------------------------------------------------
                N/A           8.20%   Sept. 2, 1997
                N/A           8.04%   Sept. 2, 1997
                N/A           8.38%    Mar. 1, 1990
                N/A           8.64%    Mar. 1, 1990
---------------------------------------------------
---------------------------------------------------
                N/A           3.92%    Jan. 4, 1999
                N/A           3.39%    Jan. 4, 1999
                N/A          25.32%    Nov. 1, 1994
                N/A          26.53%    Nov. 1, 1994
                N/A          23.94%   Apr. 29, 1994
                N/A          24.28%   Apr. 29, 1994
---------------------------------------------------
---------------------------------------------------
                N/A           5.38%   Sept. 2, 1997
                N/A           4.98%   Sept. 2, 1997
              5.55%           5.78%    Apr. 1, 1988
              5.15%           5.38%    Apr. 1, 1988
---------------------------------------------------
         7-DAY EFFECTIVE YIELD
---------------------------------------------------
                 4.79%
                 4.72%
                 4.44%

FUND MANAGERS
The Institutional International Equity Fund is managed by Chris Semenuk, Director-Global Portfolio Management for Advisors. He is also one of three co-managers of the CREF Global Equities Account and is also responsible for managing TIAA-CREF Mutual Funds' International Equity Fund. From 1995 to 1997, he was responsible for company research and analysis for the CREF Global Equities Account. Previously he was a senior securities analyst for the CREF Stock Account. Mr. Semenuk joined TIAA-CREF in 1993.

The Institutional Growth Equity Fund is managed by Advisors' growth portfolio management group, whose members are jointly responsible for the day-to-day management of the Fund.

The Institutional Growth and Income Fund is managed by Carlton N. Martin, Managing Director-Global Research for Advisors. He has also been one of three co-managers of the CREF Global Equities Account since 1998 and manages TIAA-CREF Mutual Funds' Growth & Income Fund. Prior to 1998, he was responsible for investments in the chemical, paper and forest products as well as the environmental, engineering and construction industries for certain CREF Accounts. Mr. Martin joined TIAA-CREF in 1980.

The Institutional Equity Index Fund and the Institutional Social Choice Equity Fund are managed by Advisors' quantitative portfolio management group, whose members are jointly responsible for the day-to-day management of the Funds.

The Institutional Bond Fund is managed by Elizabeth D. Black, Managing Director-Portfolio Management for Advisors. Ms. Black has also been responsible for managing the investments in CREF's Bond Market Account and the bond portion of CREF's Social Choice Account since 1996, and TIAA-CREF Mutual Funds' Bond Plus Fund since 1997. Prior to 1996, she was sector manager of TIAA's mortgage-backed securities group. Ms. Black joined TIAA-CREF in 1987.

The Institutional Money Market Fund is managed by Steven Traum, Managing Director-Money Markets and Inflation Linked Bond for Advisors. Mr. Traum has also been responsible for managing the investments of the CREF Money Market Account since 1988, the CREF Inflation Linked Bond Account since 1997, and TIAA-CREF Mutual Funds' Money Market Fund since 1997. He also manages the cash components of the other TIAA-CREF

Institutional Mutual Funds, the other TIAA-CREF Mutual Funds and the CREF accounts. Mr. Traum joined TIAA-CREF in 1983.

SERVICE PROVIDERS
TIAA-CREF Institutional Mutual Funds may rely on affiliated or unaffiliated persons for services related to record keeping and other shareholder services (e.g., unaffiliated transfer agents maintaining individual account records for omnibus accounts in certain circumstances), may compensate such service providers, and may reflect these payments as an administrative expense of the applicable class of shares.

------------------------------------------------------------------------------

Calculating Share Price

We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the New York Stock Exchange is closed. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.

We usually use market quotations or independent pricing services to value securities and other instruments held by the Funds, except the Institutional Money Market Fund. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Institutional Mutual Funds' Board of Trustees. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's net asset value is calculated.

To calculate the Institutional Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Institutional Money Market Fund would receive if it sold the security.

------------------------------------------------------------------------------

Dividends and Distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

                            FUND                              DIVIDEND PAID
---------------------------------------------------------------------------
Institutional International Equity Fund                            Annually
Institutional Growth Equity Fund                                   Annually
Institutional Growth and Income Fund                              Quarterly
Institutional Equity Index Fund                                    Annually
Institutional Social Choice Equity Fund                            Annually
Institutional Bond Fund                                             Monthly
Institutional Money Market Fund                                     Monthly

Although we pay dividends monthly from the Institutional Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

You can elect from among the following distribution options:

  1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

  2. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

  3. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

  4. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. (See the discussion of "buying a dividend" below.) Cash distribution checks will be mailed within seven days of the distribution date.

------------------------------------------------------------------------------

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DISTRIBUTIONS: Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions each year. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions may be taxed at a maximum federal rate of 20 percent to individual investors (or at 10 percent to individual investors who are in the 15 percent tax bracket).

TAXES ON TRANSACTIONS: Redemptions, including exchanges to other Funds, are also subject to capital gains tax or capital loss deductions. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING: If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 31% of all the taxable distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

"BUYING A DIVIDEND": If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES: Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS: There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS: If you are a corporate investor, a portion of the dividends from net investment income paid by the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund will generally qualify for the corporate dividends-received deduction. However, the portion of the dividends that qualify depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. We expect that little or none of the distributions paid by the Institutional International Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund will qualify for the corporate dividends-received deduction.

------------------------------------------------------------------------------

Your Account: Buying, Selling or
Exchanging Shares

ELIGIBLE INVESTORS

Shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

In the future, TIAA-CREF Institutional Mutual Funds may offer additional classes of shares (with different shareholder servicing, distribution, administrative, or other fees and expenses) for some or all of its Funds. For example, we may introduce another class of shares to be sold directly to investors who do not have a specific contractual relationship with a TIAA-CREF Intermediary.

PURCHASE OF FUND SHARES

There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.

We consider all requests for purchases to be received when they are received in "good order" (see page 40).

There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS
Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to

         State Street Bank and Trust Company
         ABA Number 011000028
         DDA Number 9905-454-6.

Specify on the wire:

         (1) TIAA-CREF Institutional Mutual Funds;

         (2) account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number;

         (3) whether the investment is for a new or existing account (provide Fund account number if existing); and

         (4) the Fund or Funds in which you want to invest, and amount to be invested in each.

INVESTING THROUGH THE TRUST COMPANY
Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES
- Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

- If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

IN-KIND PURCHASES OF SHARES
Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS
Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

We accept redemption orders through a telephone request made by calling 800 897-9069.

Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page 40). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES
Large redemptions by any Eligible Investor that exceed $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's existing shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner will need to be sold through a broker, and you may therefore incur transaction costs when you sell them.

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS
Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

MAKING EXCHANGES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

GOOD ORDER: Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE: The share price we use for transactions will be the NAV per share next calculated after Boston Financial Data Services receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the New York Stock Exchange closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the New York Stock Exchange closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

TAX IDENTIFICATION NUMBER: Each Eligible Investor must provide its Taxpayer Identification Number (which, for most individuals, is your Social Security Number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its Taxpayer Identification Number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

SIGNATURE GUARANTEE: For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TRANSFERRING SHARES: An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Because the Funds have limited operating history, no financial highlights information is included in this prospectus. Financial statements for each Fund are in the SAI, which is available free upon request.

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. The first annual report, to be available in November 1999, will contain a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:        Call 800 478-2966

In writing:          TIAA-CREF Institutional Mutual Funds
                     P.O. Box 4674
                     New York, NY 10164

Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-800-SEC-0339) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Investment Company Act File No. 811-9301
      Printed on recycled paper                                    TLIMFPOS-7/99

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds (the "Trust"). It is not a prospectus and should be read carefully in conjunction with the Trust's prospectus dated July 1, 1999 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 800 478-2966. Terms used in the Prospectus are incorporated in this SAI.

                     The date of this SAI is July 1, 1999.

                                [TIAA CREF Logo]

Table of Contents

                            Item                              Page
------------------------------------------------------------
Investment Objectives, Policies, and Restrictions...........   B-3
    Fundamental Policies....................................   B-3
    Investment Policies and Risk Considerations.............   B-3
Management of TIAA-CREF Institutional Mutual Funds..........  B-10
    Trustees and Officers of TIAA-CREF Institutional Mutual
    Funds...................................................  B-10
    Trustee and Officer Compensation........................  B-12
Principal Holders of Securities.............................  B-13
Investment Advisory and Other Services......................  B-13
About TIAA-CREF Institutional Mutual Funds and the Shares...  B-13
    Indemnification of Shareholders.........................  B-13
    Indemnification of Trustees.............................  B-13
    Limitation of Fund Liability............................  B-14
    Shareholder Meetings and Voting Rights..................  B-14
    Additional Funds or Classes.............................  B-14
    Dividends and Distributions.............................  B-14
Pricing of Shares...........................................  B-14
    Investments for Which Market Quotations Are Readily
    Available...............................................  B-14
    Foreign Investments.....................................  B-14
    Debt Securities.........................................  B-14
    Special Valuation Procedures for the Institutional Money
    Market Fund.............................................  B-15
    Options and Futures.....................................  B-15
    Investments for Which Market Quotations Are Not Readily
    Available...............................................  B-15
Tax Status..................................................  B-15
Brokerage Allocation........................................  B-16
Underwriters................................................  B-17
Calculation of Performance Data.............................  B-17
    Total Return Calculations...............................  B-17
    Yield Calculations......................................  B-18
    Performance Comparisons.................................  B-18
    Illustrating Compounding................................  B-19
    Net Asset Value.........................................  B-19
    Moving Averages.........................................  B-19
Voting Rights...............................................  B-19
Legal Matters...............................................  B-19
Experts.....................................................  B-19
Additional Considerations...................................  B-19
Audited Statements of Assets and Liabilities................  B-21
Statements of Investments...................................  B-24

Investment Objectives, Policies, and Restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the Trust's seven separate investment portfolios or funds ("Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the Trust's board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund will be "diversified" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES
The following restrictions are fundamental policies of each Fund:

 1. The Fund will not issue senior securities except as permitted by law.

 2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

 3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

 4. The Fund will not purchase real estate or mortgages directly.

 5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

 6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

 7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

 8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each Fund other than the Institutional Money Market Fund.

 9. The Fund will not invest in an industry if after giving effect to that investment that Fund's holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Institutional Money Market Fund:

10. The Fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the Fund will not otherwise invest in an industry if after giving effect to that investment the Fund's holding in that industry would exceed 25 percent of its total assets.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
The following restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Institutional Money Market Fund invests in (see Prospectus, page 17), as well as other short-term instruments. These other instruments are the same type of instruments the Institutional Money Market Fund holds, but they have longer maturities than the instruments allowed in the Institutional Money Market Fund, or else don't meet the requirements for "First Tier Securities".

When market conditions warrant, the equity Funds can invest directly in debt securities similar to those the Institutional Bond Fund may invest in. The equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

BORROWING AND LENDING AMONG AFFILIATES. At some time in the future, the Funds may establish a facility for borrowing and lending money among themselves as well as with TIAA or other registered investment companies managed by Advisors or Investment Management.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

ILLIQUID SECURITIES. Each Fund can invest up to 15 percent of its assets (10 percent for the Institutional Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

OPTIONS AND FUTURES. Each of the Funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

OPTION-RELATED ACTIVITIES COULD INCLUDE: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each Fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment adviser for TIAA-CREF Institutional Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

LENDING OF SECURITIES. Subject to investment policy 6 on page 3 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission

("SEC") (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is

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not the intention of any Fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro-and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging" -- rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S. and Canada have entered into the U.S.-Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with weak commodity prices.

INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

INDUSTRY CONCENTRATIONS. None of the Funds will concentrate more than 25 percent of its total assets in any one industry.

Management of TIAA-CREF Institutional Mutual Funds

TRUSTEES AND OFFICERS OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
Trustees who are "interested persons" within the meaning of the 1940 Act are indicated by an asterisk (*).

          TRUSTEE                    AGE                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Robert H. Atwell                     68          President Emeritus, American Counsel on Education and senior
447 Bird Key Drive                               consultant for A.T. Kearney, since November 1996.
Sarasota, FL 34236                               Previously, President, American Counsel on Education.

Elizabeth E. Bailey                  60          John C. Hower Professor of Public Policy and Management, The
The Wharton School                               Wharton School of the University of Pennsylvania.
University of Pennsylvania
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372

John H. Biggs* (3)                   62          Chairman, Chief Executive Officer, and President, College
TIAA-CREF                                        Retirement Equities Fund ("CREF") and TIAA, since 1997.
730 Third Avenue                                 Previously, Chairman and Chief Executive Officer, CREF and
New York, NY 10017-3206                          TIAA.

Joyce A. Fecske (1)                  52          Vice President Emerita, DePaul University, since 1994.
4800 South Karlov Avenue                         Formerly, Vice President for Human Resources, DePaul
Chicago, IL 60632                                University.

Edes P. Gilbert                      67          Consultant, Independent Education Services, since 1998.
Independent Education                            Formerly, Head, The Spence School.
Services
49 East 78th Street
New York, NY 10021

Stuart Tse Kong Ho (3)               63          Chairman and President, Capital Investment of Hawaii, Inc.;
Capital Investment of                            Chairman, Gannett Pacific Corporation.
Hawaii, Inc.
Suite 1700
733 Bishop Street
Honolulu, HI 96813

Nancy L. Jacob (2)                   56          President and Managing Principal, Windermere Investment
Windermere Investment                            Associates, since January 1997. Previously, Chairman and
Associates                                       Chief Executive Officer, CTC Consulting, Inc. and Managing
121 S.W. Morrison Street                         Director, Capital Trust Company.
Portland, OR 97204

Marjorie Fine Knowles                59          Professor of Law, Georgia State University College of Law.
College of Law
Georgia State University
University Plaza
Atlanta, GA 30303-3092

          TRUSTEE                    AGE                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz* (3)             62          Vice Chairman and Chief Investment Officer, CREF and TIAA,
TIAA-CREF                                        since 1995. President, TIAA-CREF Investment Management, Inc.
730 Third Avenue                                 (Investment Management), and President, Teachers Advisors,
New York, NY 10017-3206                          Inc. (Advisors). Executive Vice President, CREF and TIAA
                                                 from June 1995 to November 1995. Formerly, managing
                                                 director-director of research and a member of the executive committee, Salomon Brothers, Inc.

Jay O. Light (2)                     57          Professor of Business Administration and Senior Associate
Harvard Business School                          Dean for Planning and Development, Harvard University
Morgan Hall 489                                  Graduate School of Business Administration.
Soldiers Field
Boston, MA 02163

Bevis Longstreth (2)                 65          Of Counsel, Debevoise & Plimpton, since 1998. Formerly,
Debevoise & Plimpton                             Partner, Debevoise & Plimpton. Adjunct Professor of Law,
875 Third Avenue                                 Columbia University.
New York, NY 10022

Robert M. Lovell, Jr. (2)            68          Founding Partner, First Quadrant L.P. Formerly, Chairman and
First Quadrant L.P.                              Chief Executive Officer, First Quadrant Corp. (Investment
100 Campus Drive                                 Management Firm).
P.O. Box 939
Florham Park, NJ 07932

Stephen A. Ross (2)                  55          Franco Modigliani Professor of Finance and Economics, Sloan
Sloan School of Management                       School of Management, Massachusetts Institute of Technology,
Massachusetts Institute of                       since 1998. Co-Chairman, Roll & Ross Asset Management Corp.
Technology
77 Massachusetts Avenue
Cambridge, MA 02139

Eugene C. Sit (3)                    60          Chairman, Chief Executive and Chief Investment Executive
Sit Investment Associates,                       Officer, Sit Investment Associates, Inc. and Sit/Kim
Inc.                                             International Investment Associates, Inc.
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

Maceo K. Sloan (2)                   49          Chairman, President, and Chief Executive Officer, Sloan
NCM Capital Management                           Financial Group, Inc., and NCM Capital Management Group,
Group, Inc.                                      Inc.
Suite 400
103 West Main Street
Durham, NC 27701-3638

David K. Storrs (2)                  54          President and Chief Executive Officer, Alternative
Alternative Investment                           Investment Group, L.L.C., since August 1996. Adviser to the
Group, LLC                                       President, The Common Fund, since January 1996. Formerly,
65 South Gate Lane                               President and Chief Executive Officer, The Common Fund.
Southport, CT 06490

Robert W. Vishny (3)                 40          Eric J. Gleacher Professor of Finance, University of Chicago
Graduate School of Business                      Graduate School of Business. Founding Partner, LSV Asset
University of Chicago                            Management.
1101 East 58th Street
Chicago, IL 60637
(1) Member of the Executive Committee. The Executive Committee is responsible for day to day oversight of the
Funds' operation.
(2) Member of the Finance Committee. The Finance Committee oversees the investments of TIAA-CREF
Institutional Mutual Funds.
(3) Member of the Executive and Finance Committees.
-------------------------------------------------------------------------------------------------------------

                                     POSITION WITH                        PRINCIPAL OCCUPATIONS
    OFFICER*              AGE          REGISTRANT                          DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
John J. McCormack         54       President           Executive Vice President, TIAA and CREF, since November
                                                       1983, and President, TIAA-CREF Enterprises, since June 1998.

Scott C. Evans            39       Executive Vice      Executive Vice President, TIAA and CREF, Advisors and
                                   President           Investment Management, since September 1997. Previously,
                                                       Managing Director, TIAA, CREF, Advisors and Investment
                                                       Management from March 1997 to September 1997. Previously
                                                       Second Vice President, TIAA and CREF, Advisors and
                                                       Investment Management.

Richard L. Gibbs          52       Executive Vice      Executive Vice President, TIAA and CREF, since March 1993.
                                   President           Executive Vice President, Advisors, Investment Management,
                                                       Teachers Personal Investors Services, Inc. ("TPIS") and
                                                       TIAA-CREF Individual & Institutional Services, Inc.
                                                       ("Services").

E. Laverne Jones          50       Secretary           Vice President, and Corporate Secretary, TIAA and CREF,
                                                       since August 1998. Previously, Senior Counsel, TIAA and
                                                       CREF.

Richard J.                57       Vice President and  Vice President and Treasurer, TIAA and CREF, Investment
Adamski                            Treasurer           Management, Advisors, TPIS and Services.
* The address for all officers of TIAA-CREF Institutional Mutual Funds is 730 Third Avenue, New York, NY
10017-3206.
-------------------------------------------------------------------------------------------------------------------

TRUSTEE AND OFFICER COMPENSATION
The following table shows the estimated compensation to be received by each non-officer Trustee from the Funds and the TIAA-CREF fund complex for TIAA-CREF Institutional Mutual Funds' partial fiscal year ending September 30, 1999. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds, each a registered investment company.

TIAA-CREF Institutional Mutual Funds has long-term performance deferred compensation plan for non-employee Trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual Trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will be paid in a lump sum after the Trustee leaves the Board. Pursuant to a separate deferred compensation plan, non-employee Trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum after the Trustee leaves the Board.

COMPENSATION OF TRUSTEES(1)

                                               LONG TERM
                                              PERFORMANCE
                                               DEFERRED            TOTAL
                             AGGREGATE       COMPENSATION       COMPENSATION
                           COMPENSATION      CONTRIBUTION      FROM TIAA-CREF
          NAME             FROM THE FUND  AS PART OF EXPENSES   FUND COMPLEX
-----------------------------------------------------------------------------
Robert H. Atwell                  $1,527                   $6         $16,500

Elizabeth E. Bailey               $1,522                   $6         $13,875

Joyce A. Fecske                   $1,522                   $6         $13,875

Edes P. Gilbert                   $1,527                   $6         $16,500

Stuart Tse Kong Ho                $1,519                   $6         $12,375

Nancy L. Jacob                    $1,524                   $6         $15,000

Marjorie Fine Knowles             $1,522                   $6         $13,875

Jay O. Light                      $1,519                   $6         $12,375

Bevis Longstreth                  $1,522                   $6         $13,875

Robert M. Lovell, Jr.             $1,522                   $6         $13,875

Stephen A. Ross                   $1,525                   $6         $15,375

Eugene C. Sit                     $1,519                   $6         $12,375

Maceo K. Sloan                    $1,522                   $6         $13,875

David K. Storrs                   $1,522                   $6         $13,875

Robert W. Vishny                  $1,525                   $6         $15,375

(1) Estimated payments for the partial fiscal year ending September 30, 1999.
-----------------------------------------------------------------------------

Principal Holders of Securities

TIAA, as the contributor of the initial capital for each of the Funds, owned 100% of the shares of each Fund as of June 30, 1999.

Investment Advisory and Other Services

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each Fund.

Employees of Advisors and members of their households are limited in trading for their own accounts. Certain transactions must be reported and approved, and duplicates of all confirmation statements and other account reports must be sent to a special compliance unit.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02209 acts as custodian for TIAA-CREF Institutional Mutual Funds.

Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent auditors of TIAA-CREF Institutional Mutual Funds.

In addition to serving as custodian of the Funds' portfolio securities, State Street provides the Funds with limited administrative services, including preparation of each Fund's federal, state and local tax returns, preparation of each Fund's financial information, and certain other administrative services. State Street also acts as the transfer and dividend paying agent for the Funds.

Teachers Insurance and Annuity Association of America ("TIAA") holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for TIAA-CREF Institutional Mutual Funds.

About TIAA-CREF Institutional Mutual Funds and the Shares

TIAA-CREF Institutional Mutual Funds, was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust dated April 15, 1999, as amended (the "Declaration"). Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS
Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. TIAA-CREF Institutional Mutual Funds' Declaration expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case TIAA-CREF Institutional Mutual Funds' shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES
The Declaration further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY
All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
Under the Declaration, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES
Pursuant to the Declaration, the Trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing seven Funds. As of the date of this SAI, the Trustees do not have any plan to establish another Fund or class.

DIVIDENDS AND DISTRIBUTIONS
Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets which are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS
ARE READILY AVAILABLE
Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS
Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES
Debt securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments (other than those in the Institutional Money Market Fund) with maturities of one year or less will be obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

SPECIAL VALUATION PROCEDURES FOR THE INSTITUTIONAL MONEY MARKET FUND
For the Institutional Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Institutional Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund;
(3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Institutional Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES
Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE
Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

Tax Status

Although TIAA-CREF Institutional Mutual Funds is organized as a Delaware business trust, neither TIAA-CREF Institutional Mutual Funds nor its individual Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currency, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the Fund level); and (c) a Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than

25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

Each Fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ended December 31) and at least 98 percent of its capital gain net income (as of the twelve months ended October
31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.

A distribution of net capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. Each Fund will designate income dividends and must designate distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the Fund's taxable year.

Foreign currency gains and losses are generally taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.

Income received by any Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the Fund (e.g., the Institutional International Equity Fund) may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" qualifying foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be able to utilize any such "pass through" of foreign tax credits.

Each Fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the Fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's Social Security Number or Taxpayer Identification Number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

This discussion of the tax treatment of the Funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisors to determine the tax treatment of an investment by him or her in any Fund, including state and local taxes.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.

Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds.

Research or services obtained for TIAA-CREF Institutional Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to TIAA-CREF Institutional Mutual Funds.

Underwriters

Teachers Personal Investors Services, Inc. ("TPIS") may be considered the "principal underwriter" for TIAA-CREF Institutional Mutual Funds. Shares of TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of TIAA-CREF Institutional Mutual Funds for the two-year period beginning June 1, 1999, and thereafter from year to year subject to approval by the Funds' Board of Trustees. TPIS may enter into Selling Agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to TIAA-CREF Institutional Mutual Funds.

Calculation of Performance Data

We may quote a Fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS
Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                                               n
                                       P(1 + T) = ERV
    where:        P =  the hypothetical initial payment
                  T =  average annual total return
                  n =  number of years in the period
                ERV =  ending redeemable value of the
                       hypothetical payment made at the
                       beginning of the one-, five-, or
                       10-year period at the end of the
                       one-, five-, or 10-year period
                       (or fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual returns, we may quote a Fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

YIELD CALCULATIONS
All Funds other than the Institutional Money Market Fund. Yields are computed by dividing the Fund's net investment income for a given 30-day or one-month period, by the average number of Fund shares, dividing this figure by the Fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the Fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The Institutional Money Market Fund. Yield quotations for the Institutional Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Institutional Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

                                                        365/7
              Effective Yield = (Base Period Return + 1)     1

The Institutional Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

PERFORMANCE COMPARISONS
Performance information for the Funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the EAFE(R) (Europe, Australasia, Far East) Index, the EAFE+Canada Index and the International Perspective Index, (14) Lehman Brothers Aggregate Bond Index, and
(15) IBC Money Fund Report Average. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of each of the Funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the Funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the Funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING
We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a Fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE
Charts and graphs using a Fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund (i.e., assuming reinvestment) and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES
We may illustrate a Fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

Voting Rights

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

Legal Matters

All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

The financial statements in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

Additional Considerations

TIAA-CREF Institutional Mutual Funds is part of the TIAA-CREF family of companies. TIAA, founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.

Investors should also consider TIAA-CREF Institutional Mutual Funds' expense charges as compared to the expenses of other mutual funds. TIAA-CREF Institutional Mutual Funds' expense charges are currently among the lowest in the industry.

When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon (i.e., the period of time they plan to keep money invested in the fund). Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.

Financial Statements

Financial statements for each Fund appear on the following pages.

[ERNST & YOUNG LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and Board of Trustees of TIAA-CREF Institutional Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of TIAA-CREF Institutional Mutual Funds (comprising, respectively, the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth & Income Fund, the Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund and the Institutional Money Market Fund) (collectively, the "Funds") as of June 21, 1999. These statements of assets and liabilities are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. Our procedures included confirmation of securities owned as of June 21, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements of assets and liabilities presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of TIAA-CREF Institutional Mutual Funds at June 21, 1999, in conformity with generally accepted accounting principles.

                                                       /s/ ERNST & YOUNG
June 25, 1999

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 21, 1999

                                                                     INSTITUTIONAL                   INSTITUTIONAL
                                     INSTITUTIONAL   INSTITUTIONAL      GROWTH       INSTITUTIONAL      SOCIAL
                                     INTERNATIONAL      GROWTH         & INCOME      EQUITY INDEX       CHOICE       INSTITUTIONAL
                                      EQUITY FUND     EQUITY FUND        FUND            FUND         EQUITY FUND      BOND FUND
                                     -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
  Investments, at cost.............   $44,010,292     $41,552,065     $25,125,526     $25,399,713     $24,926,834     $33,786,875
  Net unrealized appreciation of
    investments....................       323,597         554,534         695,505         674,879         770,569          42,009
                                      -----------     -----------     -----------     -----------     -----------     -----------
  Investments, at value............    44,333,889      42,106,599      25,821,031      26,074,592      25,697,403      33,828,884
  Cash.............................       180,338          13,941           3,069          15,365          87,988          14,718
  Dividends and interest
    receivable.....................        11,656             718           1,646           2,146           2,968         199,855
  Receivable from securities
    transactions...................                       199,562         251,174                                       1,990,212
  Due from investment manager......         5,915           6,189           6,187           6,187           6,186           6,190
                                      -----------     -----------     -----------     -----------     -----------     -----------
                       TOTAL ASSETS    44,531,798      42,327,009      26,083,107      26,098,290      25,794,545      36,039,859
                                      -----------     -----------     -----------     -----------     -----------     -----------
LIABILITIES
  Payable for securities
    transactions...................    19,173,677      16,744,747         368,720         399,581                      10,936,439
  Accrued expenses.................         7,510           7,402           7,406           7,130           7,186           7,234
  Income distribution payable......
                                      -----------     -----------     -----------     -----------     -----------     -----------
                  TOTAL LIABILITIES    19,181,187      16,752,149         376,126         406,711           7,186      10,943,673
                                      -----------     -----------     -----------     -----------     -----------     -----------

NET ASSETS.........................   $25,350,611     $25,574,860     $25,706,981     $25,691,579     $25,787,359     $25,096,186
                                      ===========     ===========     ===========     ===========     ===========     ===========

Net assets consist of:
  Paid-in capital..................   $25,000,000     $25,000,000     $25,000,000     $25,000,000     $25,000,000     $25,000,000
  Accumulated undistributed net
    investment income..............        33,151          21,469          17,591          16,700          16,790          26,799
  Accumulated net realized gain
    (loss) on investments..........        (6,137)         (1,143)         (6,115)                                         27,378
  Accumulated net unrealized
    appreciation of investments....       323,597         554,534         695,505         674,879         770,569          42,009
                                      -----------     -----------     -----------     -----------     -----------     -----------

NET ASSETS.........................   $25,350,611     $25,574,860     $25,706,981     $25,691,579     $25,787,359     $25,096,186
                                      ===========     ===========     ===========     ===========     ===========     ===========

Outstanding shares of beneficial
  interest, unlimited shares
  authorized (.0001 par value).....     2,500,000       2,500,000       2,500,000       2,500,000       2,500,000       2,500,000
                                      ===========     ===========     ===========     ===========     ===========     ===========

Net asset value, offering and
  redemption price per share.......   $     10.14     $     10.23     $     10.28     $     10.28     $     10.31     $     10.04
                                      ===========     ===========     ===========     ===========     ===========     ===========


                                     INSTITUTIONAL
                                         MONEY
                                      MARKET FUND
                                     -------------
ASSETS
  Investments, at cost.............   $27,999,558
  Net unrealized appreciation of
    investments....................
                                      -----------
  Investments, at value............   $27,999,558
  Cash.............................         2,572
  Dividends and interest
    receivable.....................
  Receivable from securities
    transactions...................
  Due from investment manager......         6,191
                                      -----------
                       TOTAL ASSETS    28,008,321
                                      -----------
LIABILITIES
  Payable for securities
    transactions...................     2,975,699
  Accrued expenses.................         7,067
  Income distribution payable......        25,555
                                      -----------
                  TOTAL LIABILITIES     3,008,321
                                      -----------
NET ASSETS.........................   $25,000,000
                                      ===========
Net assets consist of:
  Paid-in capital..................   $25,000,000
  Accumulated undistributed net
    investment income..............
  Accumulated net realized gain
    (loss) on investments..........
  Accumulated net unrealized
    appreciation of investments....
                                      -----------
NET ASSETS.........................   $25,000,000
                                      ===========
Outstanding shares of beneficial
  interest, unlimited shares
  authorized (.0001 par value).....    25,000,000
                                      ===========
Net asset value, offering and
  redemption price per share.......   $      1.00
                                      ===========

               See notes to statements of assets and liabilities.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
                 NOTES TO STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 21, 1999

NOTE 1--ORGANIZATION

TIAA-CREF Institutional Mutual Funds ("the Funds") is a Delaware business trust that was organized on April 15, 1999 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds currently consist of seven series (each referred to as a "Fund"), each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on June 14, 1999. TIAA invested $25,000,000 in each Fund. The Funds intend to offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. ("TPIS"), which is a wholly-owned, indirect subsidiary of TIAA, to certain intermediaries affiliated with TIAA and College Retirement Equities Fund ("CREF"), a companion organization of TIAA, or to other persons, such as state-sponsored tuition savings plans, who have entered into a contract with an intermediary of TIAA-CREF. TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers Inc.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of the statements of assets and liabilities may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds, which are in conformity with generally accepted accounting principles.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sales price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sales price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Values for money market instruments (other than those in the Institutional Money Market
Fund) with maturities of one year or more are obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. Money market instruments with maturities less than one year are valued using the amortized cost method. For the Institutional Money Market Fund, securities are valued using the amortized cost method. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based on the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon as a Fund is informed of the ex-dividend date.

DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income, if any, for the Institutional International Equity, Institutional Growth Equity, Institutional Equity Index and the Institutional Social Choice Equity Funds are declared and paid annually; for the Institutional Growth & Income Fund are declared and paid quarterly; for the Institutional Bond Fund are declared and paid monthly; and for the Institutional Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds.

FEDERAL INCOME TAXES: The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, as such, will not be subject to federal income taxes to the extent that they distribute substantially all taxable income each year.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
           NOTES TO STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
                                 JUNE 21, 1999

NOTE 3--MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays Teachers Advisors Inc. ("Advisors"), a wholly-owned, indirect subsidiary of TIAA, a monthly fee for the management of the Fund's assets, based on the average daily net assets of each Fund. Advisors is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940. Advisors has currently waived its right to receive a portion of its fee from each Fund. As a result of this waiver, which will remain in effect until July 1, 2002, Advisors will receive the following percentages of each Fund's average daily net assets:

                                                INVESTMENT                                  INVESTMENT
                                              MANAGEMENT FEE                              MANAGEMENT FEE
                                              BEFORE WAIVER             WAIVER             AFTER WAIVER
--------------------------------------------------------------------------------------------------------
Institutional International Equity
  Fund                                                  0.27%             0.09%                     0.18%

Institutional Growth Equity Fund                        0.23              0.07                      0.16

Institutional Growth & Income Fund                      0.23              0.07                      0.16

Institutional Equity Index Fund                         0.18              0.07                      0.11

Institutional Social Choice Equity
  Fund                                                  0.19              0.07                      0.12

Institutional Bond Fund                                 0.18              0.05                      0.13

Institutional Money Market Fund                         0.15              0.05                      0.10

Advisors has also entered into an expense reimbursement agreement with the Funds, which will remain in effect until July 1, 2002. Under the terms of the agreement, Advisors has agreed to reimburse the Funds so that the non-investment management expenses of the Funds do not exceed, on an annual basis, 0.06% of the average daily net assets of each of the Funds, with the exception of the Institutional International Equity Fund, where Advisors has agreed to reimburse the Fund so that its non-investment management fee expenses do not exceed, on an annual basis, 0.11% of the Fund's average daily net assets.

NOTE 4--INVESTMENTS

At June 21, 1999, net unrealized appreciation of investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

                                                   GROSS                   GROSS
                                                 UNREALIZED              UNREALIZED             NET UNREALIZED
                                                APPRECIATION            DEPRECIATION             APPRECIATION
--------------------------------------------------------------------------------------------------------------
Institutional International Equity
  Fund                                              $469,536                $145,939                  $323,597

Institutional Growth Equity Fund                     720,103                 165,569                   554,534

Institutional Growth & Income Fund                   923,981                 228,476                   695,505

Institutional Equity Index Fund                      928,565                 253,686                   674,879

Institutional Social Choice Equity
  Fund                                               789,598                  19,029                   770,569

Institutional Bond Fund                               45,490                   3,481                    42,009

Institutional Money Market Fund                           --                      --                        --

The above amounts are not materially different from such amounts on a federal income tax basis.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
       STATEMENT OF INVESTMENTS--INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                             VALUE              %
                                          -----------        --------
COMMON STOCK
  AMUSEMENT AND RECREATION
   SERVICES.........................      $    29,402           0.12%
  APPAREL AND ACCESSORY STORES......           50,670           0.20
  APPAREL AND OTHER TEXTILE
   PRODUCTS.........................            2,594           0.01
  BUILDING MATERIALS AND GARDEN
   SUPPLIES.........................           31,150           0.12
  BUSINESS SERVICES.................          860,836           3.40
  CHEMICALS AND ALLIED PRODUCTS.....        2,002,871           7.90
  COMMUNICATIONS....................        3,461,710          13.66
  DEPOSITORY INSTITUTIONS...........        3,042,108          12.00
  EATING AND DRINKING PLACES........          307,050           1.21
  ELECTRIC, GAS, AND SANITARY
   SERVICES.........................          676,025           2.67
  ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT........................        1,318,562           5.20
  ENGINEERING AND MANAGEMENT
   SERVICES.........................            8,457           0.03
  FABRICATED METAL PRODUCTS.........          212,520           0.84
  FOOD AND KINDRED PRODUCTS.........          638,331           2.52
  FOOD STORES.......................          731,600           2.89
  FURNITURE AND FIXTURES............           14,704           0.06
  GENERAL BUILDING CONTRACTORS......           11,310           0.04
  GENERAL MERCHANDISE STORES........          357,015           1.41
  HEAVY CONSTRUCTION, EXCEPT
   BUILDING.........................          225,105           0.89
  HOLDING AND OTHER INVESTMENT
   OFFICES..........................          140,250           0.55
  HOTELS AND OTHER LODGING PLACES...           36,788           0.14
  INDUSTRIAL MACHINERY AND
   EQUIPMENT........................          166,019           0.65
  INSTRUMENTS AND RELATED
   PRODUCTS.........................          675,483           2.66
  INSURANCE AGENTS, BROKERS AND
   SERVICE..........................           72,388           0.29
  INSURANCE CARRIERS................          954,097           3.76
  LOCAL AND INTERURBAN PASSENGER
   TRANSIT..........................           90,305           0.36
  LUMBER AND WOOD PRODUCTS..........           27,071           0.11

                                             VALUE              %
                                          -----------        --------
  METAL MINING......................      $    60,020           0.24%
  MISCELLANEOUS RETAIL..............           43,759           0.17
  NONDEPOSITORY INSTITUTIONS........          301,689           1.19
  OIL AND GAS EXTRACTION............          225,663           0.89
  PAPER AND ALLIED PRODUCTS.........           40,039           0.16
  PETROLEUM AND COAL PRODUCTS.......          892,628           3.52
  PRIMARY METAL INDUSTRIES..........          882,174           3.48
  PRINTING AND PUBLISHING...........          866,585           3.42
  RAILROAD TRANSPORTATION...........          306,417           1.21
  REAL ESTATE.......................          159,127           0.63
  RUBBER AND MISCELLANEOUS PLASTIC
   PRODUCTS.........................           82,523           0.33
  SECURITY AND COMMODITY BROKERS....          149,275           0.59
  SPECIAL TRADE CONTRACTORS.........           17,427           0.07
  STONE, CLAY, AND GLASS PRODUCTS...          769,130           3.03
  TOBACCO PRODUCTS..................           43,459           0.17
  TRANSPORTATION BY AIR.............           92,481           0.36
  TRANSPORTATION EQUIPMENT..........        1,127,075           4.44
  TRANSPORTATION SERVICES...........          474,911           1.87
  TRUCKING AND WAREHOUSING..........           21,007           0.08
  WATER TRANSPORTATION..............           34,079           0.13
                                          -----------         ------
TOTAL COMMON STOCK
 (Cost $22,410,292).................       22,733,889          89.67
                                          -----------        --------
SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY............       21,600,000          85.21
                                          -----------        --------
TOTAL SHORT TERM INVESTMENT
 (Cost $21,600,000).................       21,600,000          85.21
                                          -----------        --------
TOTAL PORTFOLIO
 (Cost $44,010,292).................       44,333,889         174.88
OTHER ASSETS AND LIABILITIES, NET...      (18,983,278)       (74.88)
                                          -----------        --------
NET ASSETS..........................      $25,350,611         100.00%
                                          ===========        ========

                               SUMMARY BY COUNTRY

                                             VALUE              %
                                          -----------        --------
AUSTRALIA...........................      $   286,769           0.64%
AUSTRIA.............................           38,191           0.09
BELGIUM.............................          193,965           0.44
DENMARK.............................          103,977           0.23
FINLAND.............................          247,446           0.56
FRANCE..............................        1,786,328           4.03
GERMANY.............................        2,033,993           4.59
HONG KONG...........................          456,251           1.03
IRELAND.............................          399,614           0.90
ITALY...............................          601,632           1.36
JAPAN...............................        5,161,184          11.64
NETHERLANDS.........................        1,680,864           3.79
NEW ZEALAND.........................           21,157           0.05

                                             VALUE              %
                                          -----------        --------
NORWAY..............................      $    66,457           0.15%
PORTUGAL............................           77,150           0.17
SINGAPORE...........................          167,020           0.38
SPAIN...............................          495,365           1.12
SWEDEN..............................          680,405           1.53
SWITZERLAND.........................        1,115,983           2.52
UNITED KINGDOM......................        7,120,138          16.06
                                          -----------         ------
TOTAL FOREIGN.......................       22,733,889          51.28
TOTAL SHORT TERM....................       21,600,000          48.72
                                          -----------        --------
TOTAL PORTFOLIO.....................      $44,333,889         100.00%
                                          ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
      STATEMENT OF INVESTMENTS -- INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                 JUNE 21, 1999

        SHARES                                                       VALUE
 ---------------------                                            -----------
 COMMON STOCK--89.67%
  AMUSEMENT AND RECREATION SERVICES--0.12%
            1,600              GRANADA GROUP LTD (CLASS A)......  $    29,402
                                                                  -----------

  APPAREL AND ACCESSORY STORES--0.20%
            1,950              HENNES & MAURITZ AB SERIES B.....       50,670
                                                                  -----------

  APPAREL AND OTHER TEXTILE PRODUCTS--0.01%
            1,000              GUNZE LTD........................        2,594
                                                                  -----------

  BUILDING MATERIALS AND GARDEN SUPPLIES--0.12%
              900              CRH PLC..........................       16,668
            1,800              WOLSELEY PLC.....................       14,482
                                                                  -----------
                                                                       31,150
                                                                  -----------
  BUSINESS SERVICES--3.40%
              200              - CAP GEMINI S.A. ...............       30,314
              200              GETRONICS NV.....................        7,748
           34,800              - HAYS PLC.......................      380,770
           23,800              - LOGICA PLC.....................      244,549
            1,000              - MEITEC CORP....................       32,329
            5,000              RENTOKIL INITIAL PLC.............       20,748
            3,700              RUETERS GROUP PLC................       53,049
              200              SAP AG...........................       71,503
            3,000              TOKYU CORP.......................        7,709
            4,000              WHARF HOLDINGS LTD...............       12,117
                                                                  -----------
                                                                      860,836
                                                                  -----------
  CHEMICALS AND ALLIED PRODUCTS--7.90%
              500              AKZO NOBEL NV....................       21,306
            5,000              ASAHI CHEMICAL INDUSTRY CO LTD...       30,078
            3,200              - ASTRAZENECA PLC................      128,983
            1,300              BASF AG..........................       56,604
            1,600              BAYER AG.........................       66,860
              200              BEIERSDORF AG....................       13,516
            1,000              - BOC GROUP PLC..................       20,026
            4,200              ELAN CORP PLC ADR................      121,012
            6,400              GLAXO WELLCOME PLC...............      183,115
            1,400              IMPERIAL CHEMICAL INDUSTRY PLC...       13,652
            1,000              KANEKA CORP......................        8,986
            1,000              KANSAI PAINT CO LTD..............        3,061
            5,000              KAO CORP.........................      140,365
            1,000              KUREHA CHEMICAL INDUSTRY CO
                                LTD.............................        2,733
              100              L'AIR LIQUIDE....................       15,415
              100              LOREAL S.A. .....................       63,145
            2,000              MITSUBISHI CHEMICAL CORP.........        6,891
              130              NOVARTIS AG. (REGD)..............      203,632
              300              NOVO NORDISK AS (CLASS B)........       31,234
              900              RHONE-POULENC S.A. (CLASS A).....       40,041
               34              ROCHE HOLDINGS AG.
                                (GENUSSCHEINE)..................      373,662
            1,900              - SANOFI-SYNTHELABO S.A. ........       76,514
              100              SCHERING AG......................       10,895
           13,000              SEKISUI CHEMICAL CO LTD..........       78,948
            2,000              SHOWA DENKO K.K..................        2,700
           10,600              SMITHKLINE BEECHAM/BECKMAN LTD...      146,764
              100              SOLVAY ET CIE S.A. ..............        6,861
            5,000              SUMITOMO CHEMICAL CO LTD.........       24,144
            2,000              TAKEDA CHEMICAL INDUSTRIES LTD...       92,485
            2,000              TORAY INDUSTRIES, INC............       10,607
              200              UCB S.A. ........................        8,636
                                                                  -----------
                                                                    2,002,871
                                                                  -----------

        SHARES                                                       VALUE
 ---------------------                                            -----------
  COMMUNICATIONS--13.66%
              400              ALCATEL..........................  $    52,910
            2,400              BRITISH SKY BROADCASTING GROUP
                                PLC.............................       22,641
           19,978              BRITISH TELECOMMUNICATIONS PLC...      350,636
           14,600              - CABLE & WIRELESS PLC...........      189,867
            4,500              DEUTSCHE TELEKOM AG..............      204,759
           15,900              ERICSSON TELEFON (LM) AB SERIES
                                B...............................      533,898
            1,700              FRANCE TELECOM S.A. .............      133,834
           22,000              HONG KONG TELECOMMUNICATIONS
                                LTD.............................       58,703
              800              KONINKLIJKE KPN NV...............       39,538
            2,000              MEDIASET S.P.A. .................       17,230
               39              NIPPON TELEGRAPH & TELEPHONE
                                CORP............................      411,767
                4              - NTT MOBILE COMMUNICATIONS......      240,299
              400              PORTUGAL TELECOM S.A. ...........       16,999
           12,000              SINGAPORE TELECOMMUNICATIONS
                                LTD.............................       21,351
              700              - SONERA GROUP OYJ...............       15,564
              100              - SWISSCOM AG. (REGD)............       37,948
           15,920              TELECOM ITALIA MOBILE S.P.A. ....       97,571
              700              TELE DANMARK AS..................       35,371
            4,000              TELECOM CORP OF NEW ZEALAND......       16,887
            8,800              TELECOM ITALIA...................       88,800
            2,300              TELEFONICA DE ESPANA S.A. .......      114,147
            9,000              - TELSTRA CORP...................       47,571
           33,600              VODAFONE GROUP PLC...............      713,419
                                                                  -----------
                                                                    3,461,710
                                                                  -----------
  DEPOSITORY INSTITUTIONS--12.00%
            3,000              - ABBEY NATIONAL PLC.............       63,079
            2,400              - ABN-AMRO HOLDINGS NV...........       53,735
            2,000              - ALLIED IRISH BANK PLC..........       28,064
              800              ARGENTARIA, CAJA POSTAL Y BCO
                                HIPOTECA........................       18,985
            7,000              ASAHI BANK LTD...................       34,260
            3,000              - BANCA COMMERCIALE ITALIANA
                                S.P.A. .........................       22,132
            4,100              - BANCA INTESA S.P.A. ...........       19,924
            3,400              BANCO BILBAO VIZCAYA S.A.
                                (REGD)..........................       50,060
              400              BANCO COMERCIAL PORTUGUES S.A.
                                (REGD)..........................       10,371
              200              BANCO ESPIRITO SANTO E
                                COMERCIAL.......................        4,513
            6,600              BANCO SANTANDER CENTRAL HISPANO
                                S.A. ...........................       70,550
              300              - BANK AUSTRIA AG................       15,461
            2,000              BANK OF EAST ASIA LTD............        5,194
           31,000              BANK OF TOKYO MITSUBISHI LTD.....      440,462
            3,000              BANK OF YOKOHAMA LTD.............        7,955
              500              - BANQUE NATIONALE DE PARIS......       42,819
           11,500              - BARCLAYS PLC...................      366,994
              800              - BAYERISCHE HYPO-UND VEREINSBANK
                                AG..............................       48,122
              200              BPI-SGPS S.A. (REGD).............        4,529
            1,000              - CHRISTIANIA BANK OG
                                KREDITKASSE.....................        3,746
              500              CREDIT SUISSE GROUP (REGD).......       92,122
              200              - DEN DANSKE BANK AF 1871........       21,544
            2,000              DEN NORSKE BANK ASA..............        6,830
            1,300              DEUTSCHE BANK AG.................       76,455
            1,000              DEVELOPMENT BANK OF SINGAPORE LTD
                                (FR)............................       11,003
              800              - DRESDNER BANK AG...............       30,293
            1,000              - FORENINGSSPARBANKEN AB.........       14,178
           10,000              FUJI BANK LTD....................       71,942
            2,000              HANG SENG BANK LTD...............       23,589
            1,000              HIGO FAMILY BANK LTD.............        4,255
            2,000              - HOKURIKU BANK LTD..............        3,895
            5,100              HSBC HOLDINGS PLC................      198,040

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
  DEPOSITORY INSTITUTIONS--(CONTINUED)
            7,000              INDUSTRIAL BANK OF JAPAN LTD.....  $    53,740
            1,000              JOYO BANK........................        3,977
              800              - KBC BANCASSURANCE HOLDINGS
                                NV..............................       50,805
            8,600              - LLOYDS TSB GROUP PLC...........      125,692
            1,400              - MERITA LTD.....................        8,147
            3,000              MITSUBISHI TRUST & BANKING
                                CORP............................       30,053
            2,000              MITSUI TRUST & BANKING CO LTD....        3,306
            2,000              NATIONAL AUSTRALIA BANK LTD......       33,891
            2,000              OVERSEAS-CHINESE BANKING CORP LTD
                                (FR)............................       17,324
              300              - PARIBAS S.A. ..................       34,204
            1,400              - ROYAL BANK OF SCOTLAND PLC.....       31,636
           12,000              SAKURA BANK LTD..................       45,375
            2,300              - SAN PAOLO-IMI S.P.A. ..........       32,155
           10,000              SANWA BANK LTD...................      103,944
            1,000              SHIZUOKA BANK LTD................       10,484
            1,000              SKANDINAVISKA ENSKILDA BANKEN
                                SERIES A........................       12,399
              200              - SOCIETE GENERALE S.A. .........       36,339
           24,000              SUMITOMO BANK LTD................      306,431
            1,000              SVENSKA HANDELSBANKEN SERIES A...       12,102
            5,000              TOKAI BANK LTD...................       29,791
              400              - UBS AG. (REGD).................      126,450
            8,100              - UNCREDITO ITALIANO S.P.A. .....       36,020
              100              - UNI BANKDANMARK AS (CLASS A)...        6,871
            1,000              UNITED OVERSEAS BANK LTD (FR)....        6,847
            3,000              WESTPAC BANKING CORP.............       19,024
                                                                  -----------
                                                                    3,042,108
                                                                  -----------
  EATING AND DRINKING PLACES--1.21%
           20,600              COMPASS GROUP PLC................      224,908
            7,400              DIAGEO PLC (CLASS A).............       82,142
                                                                  -----------
                                                                      307,050
                                                                  -----------
  ELECTRIC, GAS, AND SANITARY SERVICES--2.67%
              100              AGUAS DE BARCELONA S.A. .........        5,277
            4,000              CLP HOLDINGS LTD.................       19,799
            1,100              EDISON S.P.A. ...................        9,942
              100              ELECTRABEL NV....................       32,418
            1,400              ELECTRICIDADE DE PORTUGAL
                                S.A. ...........................       24,542
            1,600              ENDESA S.A. .....................       34,288
              200              GAS NATURAL SDG S.A. ............       15,053
            8,000              HONG KONG & CHINA GAS CO LTD.....       11,859
            1,500              IBERDROLA S.A. ..................       21,961
            1,200              ITALGAS S.P.A. ..................        5,212
            2,000              KANSAI ELECTRIC POWER CO, INC....       39,040
            3,900              NATIONAL GRID GROUP PLC..........       28,190
            5,000              OSAKA GAS CO LTD.................       17,105
              100              OESTERREICHISCHE
                                ELEKTRIZITAETSWIRSCHAFTS AG.....       13,609
            1,100              RHEIN-WESTFALEN ELECTRIC AG.
                                (STAMM).........................       47,782
            2,100              SCOTTISH & SOUTHERN ENERGY PLC...       20,994
            1,400              SCOTTISH POWER PLC...............       12,674
              300              LYONNAISE DES EAUX S.A. .........       51,909
            1,000              TOHOKU ELECTRIC POWER CO, INC....       15,477
            3,000              TOKYO ELECTRIC POWER CO, INC.....       63,962
            1,000              TOKYO GAS CO LTD.................        2,479
              100              TRACTEBEL NV.....................       14,135
              600              - UNION ELECTRICA FENOSA S.A. ...        7,757
            2,000              UNITED UTILITIES PLC.............       24,216
            1,100              VEBA AG..........................       62,196
              900              VIVENDI S.A. ....................       74,149
                                                                  -----------
                                                                      676,025
                                                                  -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--5.20%
            1,000              ABB AB SERIES A..................       14,297

        SHARES                                                       VALUE
 ---------------------                                            -----------
            1,000              BROTHERS INDUSTRIES LTD..........  $     3,601
            5,000              FUJITSU LTD......................       98,829
            4,100              GENERAL ELECTRIC CO (U.K.).......       42,453
           10,000              HITACHI LTD......................       87,657
           40,000              JOHNSON ELECTRIC HOLDINGS LTD....      161,390
              600              - KONINKLIJKE PHILIPS ELECTRONICS
                                NV..............................       57,574
            5,000              MATSUSHITA ELECTRIC INDUSTRIAL CO
                                LTD.............................      101,489
            3,000              - MITSUBISHI ELECTRIC CORP.......       10,631
            3,000              MURATA MANUFACTURING CO LTD......      131,772
            3,000              NIPPON ELECTRIC CORP.............       35,357
            2,400              - NOKIA OYJ......................      210,733
            4,000              SANYO ELECTRIC CO LTD............       16,205
            2,800              - SGS-THOMSON MICROELECTRONICS
                                NV..............................      190,242
            3,000              SHARP CORP.......................       36,609
            1,000              SUMITOMO ELECTRIC INDUSTRIES
                                CO..............................       11,294
           16,000              TOSHIBA CORP.....................      108,429
                                                                  -----------
                                                                    1,318,562
                                                                  -----------
  ENGINEERING AND MANAGEMENT SERVICES--0.03%
            2,000              - SEMBCORP INDUSTRIES LTD........        2,809
            5,000              - SINGAPORE TECHNOLOGIES
                                ENGINEERING LTD.................        5,648
                                                                  -----------
                                                                        8,457
                                                                  -----------
  FABRICATED METAL PRODUCTS--0.84%
              700              GKN PLC..........................       12,407
           50,000              - MITSUBISHI HEAVY INDUSTRIES
                                LTD.............................      200,113
                                                                  -----------
                                                                      212,520
                                                                  -----------
  FOOD AND KINDRED PRODUCTS--2.52%
            2,000              AJINOMOTO CO LTD.................       23,244
            2,300              BASS PLC.........................       35,221
            4,000              CADBURY SCHWEPPES LTD............       26,358
              100              CARLSBERG BREWERIES AS (CLASS
                                A)..............................        4,164
            1,000              COCA COLA AMATIL LTD.............        4,449
              100              DANISCO AS.......................        4,789
              100              DANONE GROUP.....................       27,239
            3,000              FOSTERS BREWING GROUP LTD........        8,212
              500              HEINEKEN NV......................       27,342
              400              KERRY GROUP (CLASS A)............        4,952
            2,000              KIRIN BREWERY CO LTD.............       26,141
              200              LVMH MOET HENNESSY LOUIS
                                VUITTON.........................       58,812
              200              LVMH MOET HENNESSY LOUIS VUITTON
                                RTS.............................        5,901
               96              NESTLE S.A. (REGD)...............      181,529
            1,000              ORKLA AS SERIES A................       16,311
            1,000              SOUTHCORP LTD....................        4,008
            1,600              UNIGATE PLC......................       10,143
            3,800              UNILEVER LTD.....................       36,181
              900              UNILEVER NV CERT.................       63,795
           38,000              - WANT WANT HOLDINGS.............       69,540
                                                                  -----------
                                                                      638,331
                                                                  -----------
  FOOD STORES--2.89%
              400              CARREFOUR SUPERMARCHE S.A. ......       55,510
              100              - CASINO GUICHARD-PERRACHON
                                S.A. ...........................        9,590
              100              - DELHAIZE FRERES NV.............        8,718
              200              - JERONIMO MARTINS SGPS S.A. ....        6,686
           12,140              KONINKLIJKE AHOLD NV.............      425,257
            3,700              SAFEWAY PLC......................       15,001
            1,700              SAINSBURY (J) PLC................       10,426
           71,600              TESCO PLC........................      197,134
            1,000              - WOOLWORTHS LTD.................        3,278
                                                                  -----------
                                                                      731,600
                                                                  -----------

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
  FURNITURE AND FIXTURES--0.06%
            5,000              - OLIVETTI GROUP S.P.A. .........  $    13,413
            5,000              - OLIVETTI S.P.A. RTS............        1,291
                                                                  -----------
                                                                       14,704
                                                                  -----------
  GENERAL BUILDING CONTRACTORS--0.04%
            1,000              OBAYASHI CORP....................        5,139
            1,000              SHIMIZU CORP.....................        3,863
            1,000              TAISEI CORP......................        2,308
                                                                  -----------
                                                                       11,310
                                                                  -----------
  GENERAL MERCHANDISE STORES--1.41%
            2,000              COLES MYER LTD...................       11,288
              200              HAGEMEYER NV.....................        6,386
            2,500              KINGFISHER PLC...................       29,734
            3,200              MARKS & SPENCER PLC..............       18,357
            1,000              MITSUKOSHI LTD...................        4,485
            1,000              MYCAL CORP.......................        6,171
              200              PINAULT-PRINTEMPS-REDOUTE
                                S.A. ...........................       32,192
            1,000              - RYOHIN KEIKAKU CO LTD..........      248,402
                                                                  -----------
                                                                      357,015
                                                                  -----------
  HEAVY CONSTRUCTION, EXCEPT BUILDING--0.89%
              400              AUTOPISTAS CONCESIONARIA ESPANOLA
                                S.A. ...........................        4,936
              100              BRISA-AUTO ESTRADAS DE PORTUGAL
                                S.A. ...........................        4,245
              400              DRAGADOS Y CONSTRUCCIONES
                                S.A. ...........................        4,704
              100              FOMENTO CONSTRUCCIONES Y
                                CONTRATAS S.A. .................        5,886
              800              GROUPE GTM.......................       93,191
            4,600              - GRUPO FERROVIAL................      104,892
            2,000              KAJIMA CORP......................        7,251
                                                                  -----------
                                                                      225,105
                                                                  -----------
  HOLDING AND OTHER INVESTMENT OFFICES--0.55%
            4,700              - ALLIED ZURICH PLC..............       60,077
            6,000              HUTCHINSON WHAMPOA LTD...........       56,267
              900              LAND SECURITIES PLC..............       12,639
            1,000              SUMITOMO CORP....................        7,227
            2,000              - WESTFIELD TRUST (UNITS)........        4,040
                                                                  -----------
                                                                      140,250
                                                                  -----------
  HOTELS AND OTHER LODGING PLACES--0.14%
              100              - ACCOR S.A. ....................       25,113
            2,700              - HILTON GROUP PLC...............       11,675
                                                                  -----------
                                                                       36,788
                                                                  -----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--0.65%
            1,000              KEPPEL CORP......................        3,160
           12,000              KOMATSU LTD......................       78,572
            2,000              KUBOTA CORP......................        5,663
              400              - NIDEC CORP.....................       60,304
            1,000              NSK LTD..........................        5,753
              100              SIDEL S.A. ......................       12,567
                                                                  -----------
                                                                      166,019
                                                                  -----------
  INSTRUMENTS AND RELATED PRODUCTS--2.66%
            1,000              CANON, INC.......................       28,400
          117,200              - INVENSYS PLC...................      614,214
              200              KEYENCE CORP.....................       32,869
                                                                  -----------
                                                                      675,483
                                                                  -----------
  INSURANCE AGENTS, BROKERS AND SERVICE--0.29%
            2,200              - FORTIS B.......................       72,388
                                                                  -----------

  INSURANCE CARRIERS--3.76%
            3,400              AEGON NV.........................      277,490
              500              ALLIANZ AG. (REGD)...............      144,193
            2,000              - AMP LTD........................       20,984

        SHARES                                                       VALUE
 ---------------------                                            -----------
            2,000              ASSICURAZIONI GENERALI S.P.A. ...  $    71,916
              800              AXA..............................       98,804
            1,500              CGU PLC..........................       22,613
            2,000              - COLONIAL LTD...................        6,973
            6,600              INSTITUTO NAZIONALE DELLE
                                ASSICURAZION....................       15,730
            1,000              MITSUI TAISHO MARINE & FIRE CO
                                LTD.............................        4,976
              300              MUENCHENER RUECKVER AG. (REGD)...       58,409
            1,000              NICHIDO FIRE & MARINE INSURANCE
                                CO LTD..........................        5,336
            1,000              NIPPON FIRE & MARINE INSURANCE CO
                                LTD.............................        3,355
            4,200              PRUDENTIAL CORP PLC..............       58,685
            1,000              RAS S.P.A. ......................        9,956
            1,500              ROYAL & SUN ALLIANCE INSURANCE
                                GROUP PLC.......................       12,865
            1,000              SKANDIA FORSAKRINGS AB...........       18,450
               20              - SWISS REINSURANCE..............       39,486
            3,000              TOKIO MARINE & FIRE INSURANCE CO
                                LTD.............................       34,841
               82              - ZURICH ALLIED AG...............       49,035
                                                                  -----------
                                                                      954,097
                                                                  -----------
  LOCAL AND INTERURBAN PASSENGER TRANSIT--0.36%
               13              EAST JAPAN RAILWAY CO............       73,203
            4,500              STAGECOACH HOLDINGS PLC..........       17,102
                                                                  -----------
                                                                       90,305
                                                                  -----------
  LUMBER AND WOOD PRODUCTS--0.11%
            4,000              CARTER HOLT HARVEY LTD...........        4,269
            2,000              - SEKISUI HOUSE LTD..............       22,802
                                                                  -----------
                                                                       27,071
                                                                  -----------
  METAL MINING--0.24%
               10              - ALUSUISSE LONZA HOLDINGS AG.
                                (REGD)..........................       12,114
            3,000              MITSUBISHI MATERIALS CORP........        6,997
            1,000              MITSUI MINING & SMELTING CO
                                LTD.............................        5,041
            2,000              NIPPON LIGHT METAL CO LTD........        3,110
            1,000              NORTH LTD........................        2,000
            1,400              RIO TINTO PLC (REGD).............       22,638
            2,000              WMC LTD..........................        8,120
                                                                  -----------
                                                                       60,020
                                                                  -----------
  MISCELLANEOUS RETAIL--0.17%
            1,400              BOOTS CO LTD.....................       17,195
            2,400              GREAT UNIVERSAL STORES PLC.......       26,564
                                                                  -----------
                                                                       43,759
                                                                  -----------
  NONDEPOSITORY INSTITUTIONS--1.19%
            3,900              HALIFAX PLC......................       50,872
            1,600              ING GROEP NV.....................       88,734
              600              IRISH LIFE AND PERMANENT PLC.....        6,871
            1,000              MEDIOBANCA S.P.A. ...............       11,091
              600              SCHROEDERS LTD...................       13,168
              200              SHOHKOH FUND & CO................      130,953
                                                                  -----------
                                                                      301,689
                                                                  -----------
  OIL AND GAS EXTRACTION--0.89%
            3,400              IHC CALAND NV....................      136,991
              100              OMV AKTIENGESELLS AG.............        9,121
              600              TOTAL FINA S.A. .................       79,551
                                                                  -----------
                                                                      225,663
                                                                  -----------
  PAPER AND ALLIED PRODUCTS--0.16%
            1,000              AMCOR LTD........................        5,624
            2,500              - JEFFERSON SMURFIT GROUP PLC....        6,577
            2,000              MITSUBISHI PAPER MILLS LTD.......        3,732
            1,000              NIPPON PAPER INDUSTRIES CO.......        5,107

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
  PAPER AND ALLIED PRODUCTS--(CONTINUED)
            1,000              OJI PAPER CO LTD.................  $     5,999
              400              UPM-KYMMENE OY...................       13,000
                                                                  -----------
                                                                       40,039
                                                                  -----------
  PETROLEUM AND COAL PRODUCTS--3.52%
            9,000              BG PLC...........................       54,843
           16,300              - BP AMOCO PLC...................      302,896
            3,000              BROKEN HILL PROPRIETARY CO LTD...       34,373
            2,000              COSMO OIL CO LTD.................        3,863
              500              ELF AQUITANE S.A. ...............       76,868
           16,600              ENTE NAZIONALE IDROCARBURI
                                S.P.A...........................      104,479
            3,000              - NIPPON MITSUBISHI OIL CO.......       12,031
            1,000              NORSK HYDRO AS...................       39,568
            1,500              REPSOL S.A. .....................       30,938
            3,800              ROYAL DUTCH PETROLEUM CO.........      229,367
            1,000              SANTOS LTD.......................        3,402
                                                                  -----------
                                                                      892,628
                                                                  -----------
  PRIMARY METAL INDUSTRIES--3.48%
            1,000              DAIDO STEEL CO LTD...............        1,677
            4,000              KAWASAKI STEEL CORP..............        7,955
            4,200              MANNESMANN AG....................      648,730
           17,000              NIPPON STEEL CORP................       40,628
            9,000              NKK CORP.........................        7,587
            2,700              PREUSSAG AKTIEGESELLSCHAFT AG....      151,410
            7,000              SUMITOMO METAL INDUSTRIES LTD....        9,453
              700              - THYSSEN KRUPP AG...............       14,734
                                                                  -----------
                                                                      882,174
                                                                  -----------
  PRINTING AND PUBLISHING--3.42%
            2,000              DAI NIPPON PRINTING CO LTD.......       32,640
           16,300              - ELSEVIER UTIGEVERSMIJ NV.......      202,659
            6,000              NEWS CORP LTD....................       52,538
           24,800              PEARSON PLC......................      521,849
            1,700              - REED INTERNATIONAL PLC.........       12,058
            2,000              TOPPAN PRINTING CO LTD...........       22,916
              500              WOLTERS KLUWER NV................       21,925
                                                                  -----------
                                                                      866,585
                                                                  -----------
  RAILROAD TRANSPORTATION--1.21%
            1,000              KEIHIN ELECTRIC EXPRESS
                                RAILWAY.........................        3,412
            2,000              KINKI NIPPON RAILWAY CO LTD......        9,903
            1,000              NANKAI ELECTRIC RAILWAY CO.......        4,657
            1,000              NIPPON EXPRESS CO LTD............        6,285
            1,000              ODAKYU ELECTRIC RAILWAY CO LTD...        3,388
           13,100              RAILTRACK GROUP PLC..............      278,772
                                                                  -----------
                                                                      306,417
                                                                  -----------
  REAL ESTATE--0.63%
            4,000              CHEUNG KONG HOLDINGS LTD.........       36,867
            1,000              CITY DEVELOPMENT LTD.............        6,906
            2,000              DBS LAND LTD.....................        3,933
            3,000              GENERAL PROPERTY TRUST...........        5,044
            2,000              HANG LUNG DEVELOPMENT CO LTD.....        2,526
            3,000              MITSUBISHI ESTATE CO LTD.........       29,832
            3,000              MITSUI FUDOSAN CO LTD............       26,002
            2,000              NEW WORLD DEVELOPMENT CO LTD.....        6,097
            8,000              SINO LAND CO.....................        5,053
            4,000              SUN HUNG KAI PROPERTIES LTD......       36,867
                                                                  -----------
                                                                      159,127
                                                                  -----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.33%
            2,000              BRIDGESTONE CORP.................       60,566
              300              MICHELIN S.A. (CLASS B)..........       12,458
            3,300              PIRELLI S.P.A....................        9,499
                                                                  -----------
                                                                       82,523
                                                                  -----------

        SHARES                                                       VALUE
 ---------------------                                            -----------
  SECURITY AND COMMODITY BROKERS--0.59%
            4,000              DAIWA SECURITIES GROUP, INC......  $    25,797
            3,000              ITOCHU CORP......................        7,611
            4,000              MARUBENI CORP....................        8,741
            4,000              MITSUBISHI CORP..................       27,794
            3,000              MITSUI & CO LTD..................       20,526
            5,000              NOMURA SECURITIES CO LTD.........       58,806
                                                                  -----------
                                                                      149,275
                                                                  -----------
  SPECIAL TRADE CONTRACTORS--0.07%
              300              - SCHNEIDER ELECTRIC S.A.........       17,427
                                                                  -----------

  STONE, CLAY, AND GLASS PRODUCTS--3.03%
            2,000              ASAHI GLASS CO LTD...............       13,897
            2,000              BORAL LTD........................        3,389
              200              CIMENTOS DE PORTUGAL.............        5,262
           11,600              CRH PLC..........................      215,466
            2,000              CSR LTD..........................        5,996
           29,700              HANSON PLC.......................      297,867
              300              - ITALCEMENTI S.P.A..............        4,054
              200              LAFARGE S.A. (BR)................       19,521
            1,000              PIONEER INTERNATIONAL LTD........        2,554
            1,200              ST. GOBAIN S.A...................      199,095
            1,000              SUMITOMO OSAKA CEMENT CO LTD.....        2,029
                                                                  -----------
                                                                      769,130
                                                                  -----------
  TOBACCO PRODUCTS--0.17%
            3,900              BRITISH AMERICAN TOBACCO PLC.....       37,535
              300              TABACALERA S.A. SERIES A
                                (REGD)..........................        5,924
                                                                  -----------
                                                                       43,459
                                                                  -----------
  TRANSPORTATION BY AIR--0.36%
            2,600              - ALITALIA S.P.A.................        6,894
            2,100              BRITISH AIRPORT AUTHORITIES
                                PLC.............................       22,011
            6,000              CATHAY PACIFIC AIRWAYS LTD.......        9,783
              800              DEUTSCHE LUFTHANSA AG. (REGD)....       15,394
            3,000              - JAPAN AIRLINES CO LTD..........        9,772
            2,000              SINGAPORE INTERNATIONAL AIRLINES
                                LTD (FR)........................       18,495
            2,000              SWIRE PACIFIC LTD (CLASS A)......       10,132
                                                                  -----------
                                                                       92,481
                                                                  -----------
  TRANSPORTATION EQUIPMENT--4.44%
            2,100              BRITISH AEROSPACE PLC............       13,663
            2,000              - DAIMLERCHRYSLER AG.............      178,913
            2,000              DENSO CORP.......................       37,812
            7,700              FIAT S.P.A.......................       24,311
            2,000              HONDA MOTOR CO LTD...............       87,575
            2,000              - MITSUI ENGINEERING & SHIP
                                BUILDING CO LTD.................        2,177
           38,000              NISSAN MOTOR CO LTD..............      180,077
            1,000              ORIENT CORP......................        2,962
              100              PEUGEOT S.A......................       15,941
            2,400              - RENAULT S.A....................      104,698
            3,200              ROLLS ROYCE LTD..................       14,574
            1,100              SIEMENS AG.......................       84,896
            1,900              TI GROUP PLC.....................       13,869
           10,000              TOYOTA MOTOR CORP................      292,883
              700              VOLKSWAGEN AG....................       48,318
              850              VOLVO AB SERIES B FREE...........       24,406
                                                                  -----------
                                                                    1,127,075
                                                                  -----------
  TRANSPORTATION SERVICES--1.87%
           58,800              AIRTOURS PLC.....................      474,911
                                                                  -----------

  TRUCKING AND WAREHOUSING--0.08%
              800              TNT POST GROUP NV................       21,007
                                                                  -----------

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
  WATER TRANSPORTATION--0.13%
            2,000              MITSUI OSK LINES LTD.............  $     4,485
            3,000              NIPPON YUSEN KABUSHIKI KAISHA....       11,859
            1,100              PENINSULAR & ORIENTAL STEAM
                                NAVIGATION CO...................       17,735
                                                                  -----------
                                                                       34,079
                                                                  -----------
                               TOTAL COMMON STOCK
                               (Cost $22,410,292)...............   22,733,889
                                                                  -----------

  PRINCIPAL                                                    VALUE
 -----------                                                -----------
 SHORT TERM INVESTMENT--85.21%
   U.S. GOVERNMENT AGENCY--85.21%
                    FEDERAL HOME LOAN BANK
 $21,600,000          4.550%, 06/22/99....................  $21,600,000
                                                            -----------
  TOTAL SHORT TERM INVESTMENT
   (Cost $21,600,000).....................................   21,600,000
                                                            -----------
  TOTAL PORTFOLIO
   (Cost $44,010,292).....................................  $44,333,889
                                                            ===========

---------------
- Non-income producing

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
           STATEMENT OF INVESTMENTS--INSTITUTIONAL GROWTH EQUITY FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                          VALUE              %
                                       -----------        --------
COMMON STOCK
  AMUSEMENT AND RECREATION
   SERVICES......................      $   652,491           2.55%
  APPAREL AND ACCESSORY STORES...           76,448           0.30
  APPAREL AND OTHER TEXTILE
   PRODUCTS......................            9,492           0.04
  AUTOMOTIVE DEALERS AND SERVICE
   STATIONS......................           10,956           0.04
  BUILDING MATERIALS AND GARDEN
   SUPPLIES......................          163,937           0.64
  BUSINESS SERVICES..............        3,456,215          13.51
  CHEMICALS AND ALLIED
   PRODUCTS......................        3,695,997          14.45
  COMMUNICATIONS.................        4,250,356          16.62
  DEPOSITORY INSTITUTIONS........          193,499           0.76
  EATING AND DRINKING PLACES.....           86,282           0.34
  EDUCATIONAL SERVICES...........            3,993           0.02
  ELECTRIC, GAS, AND SANITARY
   SERVICES......................          809,193           3.16
  ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT.....................        3,007,987          11.76
  ENGINEERING AND MANAGEMENT
   SERVICES......................           22,266           0.09
  FABRICATED METAL PRODUCTS......          108,024           0.42
  FOOD AND KINDRED PRODUCTS......          480,450           1.88
  FOOD STORES....................          296,509           1.16
  FURNITURE AND FIXTURES.........           10,011           0.04
  FURNITURE AND HOMEFURNISHINGS
   STORES........................           29,017           0.11
  GENERAL BUILDING CONTRACTORS...            2,431           0.01
  GENERAL MERCHANDISE STORES.....          284,709           1.11
  HEALTH SERVICES................          128,472           0.50
  HOLDING AND OTHER INVESTMENT
   OFFICES.......................           11,574           0.05
  HOTELS AND OTHER LODGING
   PLACES........................           27,686           0.11
  INDUSTRIAL MACHINERY AND
   EQUIPMENT.....................        3,683,555          14.40
  INSTRUMENTS AND RELATED
   PRODUCTS......................          673,969           2.64
  INSURANCE CARRIERS.............          305,067           1.19
  LUMBER AND WOOD PRODUCTS.......            3,105           0.01
  METAL MINING...................            4,725           0.02
  MISCELLANEOUS MANUFACTURING
   INDUSTRIES....................           40,361           0.16

                                          VALUE              %
                                       -----------        --------
  MISCELLANEOUS RETAIL...........      $   127,953           0.50%
  MOTION PICTURES................          147,137           0.58
  NONDEPOSITORY INSTITUTIONS.....          384,855           1.50
  OIL AND GAS EXTRACTION.........           55,381           0.22
  PAPER AND ALLIED PRODUCTS......           60,804           0.24
  PERSONAL SERVICES..............           16,893           0.07
  PETROLEUM AND COAL PRODUCTS....              643           0.00
  PRIMARY METAL INDUSTRIES.......            3,643           0.01
  PRINTING AND PUBLISHING........           46,191           0.18
  RAILROAD TRANSPORTATION........           12,150           0.05
  REAL ESTATE....................            3,231           0.01
  RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS..............          208,582           0.82
  SECURITY AND COMMODITY
   BROKERS.......................           79,714           0.31
  STONE, CLAY, AND GLASS
   PRODUCTS......................           24,993           0.10
  TEXTILE MILL PRODUCTS..........            4,818           0.02
  TOBACCO PRODUCTS...............          364,296           1.42
  TRANSPORTATION BY AIR..........            2,200           0.01
  TRANSPORTATION EQUIPMENT.......          719,518           2.81
  TRANSPORTATION SERVICES........            7,906           0.03
  WATER TRANSPORTATION...........          340,272           1.33
  WHOLESALE TRADE-DURABLE
   GOODS.........................            5,102           0.02
  WHOLESALE TRADE-NONDURABLE
   GOODS.........................          411,540           1.61
                                       -----------         ------
TOTAL COMMON STOCK
 (Cost $25,002,065)..............       25,556,599          99.93
                                       -----------        --------
SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY.........       16,550,000          64.71
                                       -----------        --------
TOTAL SHORT TERM INVESTMENT
 (Cost $16,550,000)..............       16,550,000          64.71
                                       -----------        --------
TOTAL PORTFOLIO
 (Cost $41,552,065)..............       42,106,599         164.64
OTHER ASSETS & LIABILITIES,
 NET.............................      (16,531,739)       (64.64)
                                       -----------        --------
NET ASSETS.......................      $25,574,860         100.00%
                                       ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
           STATEMENT OF INVESTMENTS--INSTITUTIONAL GROWTH EQUITY FUND
                                 JUNE 21, 1999

        SHARES                                                       VALUE
 ---------------------                                            -----------
 COMMON STOCK--99.93%
  AMUSEMENT AND RECREATION SERVICES--2.55%
              100              - HARRAH'S ENTERTAINMENT, INC....  $     2,112
            8,488              - PREMIER PARKS, INC.............      319,361
            5,291              - SFX ENTERTAINMENT, INC (CLASS
                                A)..............................      331,018
                                                                  -----------
                                                                      652,491
                                                                  -----------
  APPAREL AND ACCESSORY STORES--0.30%
              200              - ABERCROMBIE & FITCH CO (CLASS
                                A)..............................        9,062
              100              CLAIRES STORES, INC..............        2,837
              600              GAP, INC.........................       42,600
              100              - GENESCO, INC...................        1,381
              100              ROSS STORES, INC.................        4,725
              500              TJX COS, INC.....................       15,843
                                                                  -----------
                                                                       76,448
                                                                  -----------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.04%
              100              - JONES APPAREL GROUP, INC.......        3,325
              100              - NAUTICA ENTERPRISES, INC.......        1,462
              100              - POLO RALPH LAUREN CORP.........        1,943
              100              WARNACO GROUP, INC (CLASS A).....        2,762
                                                                  -----------
                                                                        9,492
                                                                  -----------
  AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.04%
              300              - AUTONATION, INC................        5,081
              200              - AUTOZONE, INC..................        5,875
                                                                  -----------
                                                                       10,956
                                                                  -----------
  BUILDING MATERIALS AND GARDEN SUPPLIES--0.64%
            2,200              HOME DEPOT, INC..................      136,125
              500              LOWES COS, INC...................       27,812
                                                                  -----------
                                                                      163,937
                                                                  -----------
  BUSINESS SERVICES--13.51%
              100              AARON RENTS, INC.................        1,912
              100              - ACXIOM CORP....................        2,743
              100              - AFFILIATED COMPUTER SERVICES,
                                INC (CLASS A)...................        4,793
            2,172              AMERICA ONLINE, INC..............      250,594
              100              - AMERICAN MANAGEMENT SYSTEMS,
                                INC.............................        2,834
              100              ANALYSTS INTERNATIONAL CORP......        1,362
              300              - ASCEND COMMUNICATIONS, INC.....       32,287
              800              AUTOMATIC DATA PROCESSING, INC...       33,200
              100              - BEA SYSTEMS, INC...............        2,293
            3,013              - BMC SOFTWARE, INC..............      148,766
              400              - CADENCE DESIGN SYSTEMS, INC....        5,575
              200              - CENTURY BUSINESS SERVICES,
                                INC.............................        2,337
            3,740              - CERIDIAN CORP..................      129,731
              100              - CHECKFREE HOLDINGS CORP........        4,025
              100              - CIBER, INC.....................        1,675
              100              - CITRIX SYSTEMS, INC............        5,581
              100              - CMGI, INC......................       10,300
              100              - CNET, INC......................        5,506
              700              COMPUTER ASSOCIATES
                                INTERNATIONAL, INC..............       36,662
              300              - COMPUTER SCIENCES CORP.........       19,687
            4,807              - COMPUWARE CORP.................      144,510
              200              - CONVERGYS CORP.................        4,325
              100              - CSG SYSTEMS INTERNATIONAL,
                                INC.............................        2,612
              100              - ELECTRONIC ARTS, INC...........        5,106
            2,309              ELECTRONIC DATA SYSTEMS CORP.....      135,076
              100              - ELECTRONICS FOR IMAGING, INC...        5,075
              200              EQUIFAX, INC.....................        6,987
              500              FIRST DATA CORP..................       23,500

        SHARES                                                       VALUE
 ---------------------                                            -----------
              100              - FISERV, INC....................  $     3,637
              100              - GTECH HOLDINGS CORP............        2,450
              300              IMS HEALTH, INC..................        9,168
              200              - INFORMIX CORP..................        1,537
              100              - INFOSEEK CORP..................        4,912
              100              - INPRISE CORP...................          484
              100              - INTERIM SERVICES, INC..........        1,993
              100              - INTERNATIONAL NETWORK
                                SERVICES........................        3,800
              200              INTERPUBLIC GROUP OF COS, INC....       16,125
              100              - INTUIT, INC....................        8,450
            7,087              - J.D. EDWARDS & CO..............      136,424
              100              - KEANE, INC.....................        2,675
              100              KELLY SERVICES, INC (CLASS A)....        2,787
              100              - LAMAR ADVERTISING CO (CLASS
                                A)..............................        4,025
              100              - LYCOS, INC.....................        9,662
              100              - MACROMEDIA, INC................        4,000
              100              MANPOWER, INC....................        2,293
              100              - MASTECH CORP...................        1,625
              100              - MEDQUIST, INC..................        4,200
              100              - MERCURY INTERACTIVE CORP.......        3,668
           15,082              - MICROSOFT CORP.................    1,341,355
              200              - MODIS PROFESSIONAL SERVICES....        2,300
              100              - NETWORK APPLIANCE, INC.........        4,662
              200              - NETWORKS ASSOCIATES, INC.......        2,962
              100              - NEWELL RUBBERMAID, INC.........        4,668
              100              NIELSEN MEDIA RESEARCH...........        3,056
              100              - NOVA CORP (GEORGIA)............        2,387
            2,471              OMNICOM GROUP, INC...............      185,016
           13,424              - ORACLE CORP....................      458,094
              100              - OUTDOOR SYSTEMS, INC...........        3,137
              400              - PARAMETRIC TECHNOLOGY CORP.....        5,900
              400              PAYCHEX, INC.....................       11,500
              200              - PEOPLESOFT, INC................        3,500
              100              - PROGRESS SOFTWARE CORP.........        2,593
              100              - PSINET, INC....................        4,487
              100              - RATIONAL SOFTWARE CORP.........        3,350
              100              - ROBERT HALF INTERNATIONAL,
                                INC.............................        2,925
              100              ROLLINS, INC.....................        1,643
              100              - SIEBEL SYSTEMS, INC............        6,103
              100              - SNYDER COMMUNICATIONS, INC.....        2,800
              100              - STERLING COMMERCE, INC.........        3,650
              100              - STERLING SOFTWARE, INC.........        2,643
            1,100              - SUN MICROSYSTEMS, INC..........       75,418
              200              - SUNGARD DATA SYSTEMS, INC......        6,725
              100              - SYMANTEC CORP..................        2,743
              100              - SYNOPSYS, INC..................        5,687
              100              - SYSTEMS & COMPUTER TECHNOLOGY
                                CORP............................        1,400
              100              TRUE NORTH COMMUNICATIONS, INC...        2,618
              100              - UNITED RENTALS, INC............        2,700
              100              - USWEB CORP.....................        2,168
              100              - VERITAS SOFTWARE CORP..........        9,300
              200              - YAHOO, INC.....................       31,775
              100              - YOUNG & RUBICAM, INC...........        3,981
                                                                  -----------
                                                                    3,456,215
                                                                  -----------
  CHEMICALS AND ALLIED PRODUCTS--14.45%
            4,756              ABBOTT LABORATORIES CO...........      210,155
              100              - ALZA CORP......................        4,618
            6,341              AMERICAN HOME PRODUCTS CORP......      334,487
              800              - AMGEN, INC.....................       42,300
              400              AVON PRODUCTS, INC...............       21,500

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
 CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
              100              - BIOGEN, INC....................  $    11,787
            5,298              BRISTOL MYERS SQUIBB CO..........      359,270
              100              CABOT CORP.......................        2,437
              100              CAMBREX CORP.....................        2,493
              100              - CENTOCOR, INC..................        4,937
              100              - CEPHALON, INC..................        1,612
              100              - CHIRON CORP....................        2,025
              100              CLOROX CO........................        9,518
              400              COLGATE PALMOLIVE CO.............       40,075
              100              - CROMPTON & KNOWLES CORP........        1,981
              100              - CYTEC INDUSTRIES, INC..........        2,687
              100              DIAL CORP........................        3,375
              400              DU PONT (E.I.) DE NEMOURS & CO...       28,075
              100              ECOLAB, INC......................        4,350
           10,008              - ELAN CORP PLC ADR..............      288,355
              100              - FOREST LABORATORIES, INC.......        4,412
              100              - GENZYME CORP (GENERAL
                                DIVISION).......................        4,962
            3,595              - GUILFORD PHARMACEUTICALS,
                                INC.............................       41,567
              200              - HESKA CORP.....................          606
              100              - ICOS CORP......................        3,850
              100              - IMMUNEX CORP...................       12,325
            2,792              JOHNSON & JOHNSON CO.............      251,629
              200              LAUDER (ESTEE) CO (CLASS A)......        9,212
            3,986              LILLY (ELI) & CO.................      269,553
              100              - LIPOSOME CO, INC...............        1,725
              100              - MEDIMMUNE, INC.................        6,746
           10,182              MERCK & CO, INC..................      708,285
            1,000              MONSANTO CO......................       40,687
              200              MYLAN LABORATORIES, INC..........        5,150
            2,156              PFIZER, INC......................      210,210
            2,371              PROCTER & GAMBLE CO..............      206,128
              100              - REXALL SUNDOWN, INC............        1,312
              200              - SCHEIN PHARMACEUTICAL, INC.....        2,675
            7,897              SCHERING-PLOUGH CORP.............      362,274
              100              - TRANSKARYOTIC THERAPIES, INC...        3,412
              100              - TRIANGLE PHARMACEUTICALS,
                                INC.............................        1,700
              100              - TWINLAB CORP...................          862
              100              VALSPAR CORP.....................        3,737
            2,469              WARNER-LAMBERT CO................      162,954
              100              - WATSON PHARMACEUTICALS, INC....        3,987
                                                                  -----------
                                                                    3,695,997
                                                                  -----------
  COMMUNICATIONS--16.62%
              100              ALLTEL CORP......................        7,256
            9,180              AT & T CORP......................      518,670
            1,300              - AT & T CORP--LIBERTY MEDIA
                                (CLASS A).......................       45,500
              100              BELL ATLANTIC CORP...............        6,093
            8,982              CBS CORP.........................      389,594
            8,945              - CHANCELLOR MEDIA CORP (CLASS
                                A)..............................      478,557
              200              CINCINNATI BELL, INC.............        4,987
            5,614              - CLEAR CHANNEL COMMUNICATIONS,
                                INC.............................      379,646
              700              COMCAST CORP (CLASS A) SPECIAL...       26,293
              100              - CONCENTRIC NETWORK CORP........        3,250
              100              - COX COMMUNICATIONS, INC
                                (CLASS A).......................        3,543
            4,210              ERICSSON TELEFON (LM) SERIES B
                                ADR.............................      143,140
              200              FRONTIER CORP....................       11,562
              100              - GLOBAL TELESYSTEMS GROUP,
                                INC.............................        9,150
              300              GTE CORP.........................       21,356
              100              - HEARST-ARGYLE TELEVISION,
                                INC.............................        2,612
              100              - ITC DELTACOM, INC..............        2,637
            7,579              LUCENT TECHNOLOGIES, INC.........      495,477
           12,717              - MCI WORLDCOM, INC..............    1,230,369
              200              - MEDIA ONE GROUP, INC...........       15,112

        SHARES                                                       VALUE
 ---------------------                                            -----------
              100              - METROMEDIA FIBER NETWORK
                                (CLASS A).......................  $     4,481
              100              - NEXTLINK COMMUNICATIONS, INC...        7,987
              100              - NTL, INC.......................        9,750
            3,342              - OMNIPOINT CORP.................       66,004
              200              - PAGING NETWORK, INC............          737
              100              - PREMIERE TECHNOLOGIES, INC.....        1,212
              200              - QWEST COMMUNICATIONS
                                INTERNATIONAL, INC..............        7,325
              100              - RCN CORP.......................        4,575
            3,743              SBC COMMUNICATIONS, INC..........      206,098
              100              - SKYTEL COMMUNICATIONS, INC.....        2,312
              200              - SPRINT CORP (PCS GROUP)........       11,325
              100              - TV GUIDE, INC..................        3,637
              100              - UNIVISION COMMUNICATIONS,
                                INC.............................        5,862
              300              - VIACOM, INC (CLASS B)..........       11,887
              200              - WESTERN WIRELESS CORP (CLASS
                                A)..............................        5,518
            2,153              - WINSTAR COMMUNICATIONS, INC....      106,842
                                                                  -----------
                                                                    4,250,356
                                                                  -----------
  DEPOSITORY INSTITUTIONS--0.76%
              200              BANK ONE CORP....................       11,487
              100              BANKNORTH GROUP, INC.............        3,081
              100              COMMUNITY FIRST BANKSHARES,
                                INC.............................        2,237
              100              - CONCORD EFS, INC...............        3,750
              300              FIFTH THIRD BANCORP..............       19,331
              600              FIRSTAR CORP.....................       16,912
              100              GREENPOINT FINANCIAL CORP........        3,450
              100              - HUDSON UNITED BANCORP..........        3,487
              100              INDEPENDENCE COMMUNITY BANK
                                CORP............................        1,306
            1,100              MBNA CORP........................       33,825
              100              MELLON BANK CORP.................        3,512
              100              NORTH FORK BANCORP, INC..........        2,093
              200              PROVIDIAN FINANCIAL CORP.........       18,550
              200              SKY FINANCIAL GROUP, INC.........        5,250
              200              STATE STREET CORP................       16,562
              800              U.S. BANCORP.....................       27,250
              200              WASHINGTON MUTUAL, INC...........        7,287
              200              WELLS FARGO CO...................        8,475
              100              ZIONS BANCORP....................        5,654
                                                                  -----------
                                                                      193,499
                                                                  -----------
  EATING AND DRINKING PLACES--0.34%
              100              - BRINKER INTERNATIONAL, INC.....        2,818
              100              - CEC ENTERTAINMENT, INC.........        3,843
              100              - FOODMAKER, INC.................        2,750
              300              MARRIOTT INTERNATIONAL (CLASS
                                A)..............................       11,250
            1,300              MCDONALD'S CORP..................       54,031
              100              - OUTBACK STEAKHOUSE, INC........        3,709
              100              - TRICON GLOBAL RESTAURANTS,
                                INC.............................        4,875
              100              VIAD CORP........................        3,006
                                                                  -----------
                                                                       86,282
                                                                  -----------
  EDUCATIONAL SERVICES--0.02%
              100              - DEVRY, INC.....................        2,131
              100              - EDUCATION MANAGEMENT CORP......        1,862
                                                                  -----------
                                                                        3,993
                                                                  -----------
  ELECTRIC, GAS, AND SANITARY SERVICES--3.16%
              200              - AES CORP.......................       11,187
              200              - ALLIED WASTE INDUSTRIES, INC...        3,812
              100              - AQUA ALLIANCE, INC.............          225
              100              BLACK HILLS CORP.................        2,293
            1,898              BROWNING FERRIS INDUSTRIES,
                                INC.............................       81,495
              100              - NEWPARK RESOURCES, INC.........          981
            5,174              - REPUBLIC SERVICES, INC (CLASS
                                A)..............................      118,031
              100              SEMCO ENERGY, INC................        1,525

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
 ELECTRIC, GAS, AND SANITARY SERVICES--(CONTINUED)
              200              SEMPRA ENERGY....................  $     4,562
           10,483              WASTE MANAGEMENT, INC............      585,082
                                                                  -----------
                                                                      809,193
                                                                  -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--11.76%
              200              - ADC TELECOMMUNICATIONS, INC....        9,425
              100              - ADVANCED FIBRE
                                COMMUNICATIONS..................        1,381
              300              - ALTERA CORP....................       11,287
              200              - AMERICAN POWER CONVERSION
                                CORP............................        4,187
           13,276              - AMERICAN TOWER SYSTEMS (CLASS
                                A)..............................      340,197
              100              AMETEK, INC......................        2,275
            3,559              - ANALOG DEVICES, INC............      168,607
              200              - ANDREW CORP....................        3,637
              100              - ARTESYN TECHNOLOGIES, INC......        1,968
              100              - ASPECT TELECOMMUNICATIONS
                                CORP............................          987
              100              - CIENA CORP.....................        3,162
              100              - COMMSCOPE, INC.................        2,837
              100              - COMVERSE TECHNOLOGY, INC.......        7,500
              100              - DIGITAL MICROWAVE CORP.........        1,343
              100              - DII GROUP, INC.................        3,531
           10,442              GENERAL ELECTRIC CO..............    1,102,283
              100              - GENERAL INSTRUMENT CORP........        4,368
           16,231              INTEL CORP.......................      922,123
              100              - JABIL CIRCUIT, INC.............        4,625
              390              LINEAR TECHNOLOGY CO.............       24,960
              100              - LITTLEFUSE, INC................        1,931
              756              - LSI LOGIC CORP.................       34,020
              200              - MAXIM INTEGRATED PRODUCTS......       12,862
              100              MAYTAG CO........................        6,637
              100              - MICROCHIP TECHNOLOGY, INC......        4,918
              100              - MICRON TECHNOLOGY, INC.........        4,718
              300              MOTOROLA, INC....................       28,968
            1,188              - NOKIA OYJ ADR..................      107,291
              100              - PAIRGAIN TECHNOLOGIES, INC.....        1,175
              100              - PMC-SIERRA, INC................        6,000
              100              - PREMISYS COMMUNICATIONS, INC...          840
              100              - QUALCOMM, INC..................       13,050
              100              RAYCHEM CORP.....................        3,606
              100              - SANMINA CORP...................        8,121
              100              - SCI SYSTEMS, INC...............        4,818
              100              SCIENTIFIC-ATLANTA, INC..........        3,700
              300              - SOLECTRON CORP.................       20,100
              500              - TELLABS, INC...................       35,062
              400              TEXAS INSTRUMENTS, INC...........       54,600
              100              THOMAS & BETTS CORP..............        4,718
              100              - UCAR INTERNATIONAL, INC........        2,468
              100              - VICOR CORP.....................        1,725
              100              - VITESSE SEMICONDUCTOR CORP.....        6,725
              100              - WORLD ACCESS, INC..............        1,362
              326              - XILINX, INC....................       17,889
                                                                  -----------
                                                                    3,007,987
                                                                  -----------
  ENGINEERING AND MANAGEMENT SERVICES--0.09%
              100              - CATALYTICA, INC................        1,306
              100              - COVANCE, INC...................        1,968
              100              - GARTNER GROUP, INC (CLASS A)...        2,193
              100              - METZLER GROUP, INC.............        2,987
              100              - QUINTILES TRANSNATIONAL CORP...        4,075
              400              SERVICEMASTER CO.................        7,275
              100              - WHITTMAN HART, INC.............        2,462
                                                                  -----------
                                                                       22,266
                                                                  -----------
  FABRICATED METAL PRODUCTS--0.42%
              100              CHART INDUSTRIES, INC............          956
            2,317              GILLETTE CO......................       98,038

        SHARES                                                       VALUE
 ---------------------                                            -----------
              200              MASCO CORP.......................  $     5,787
              100              STANLEY WORKS CO.................        3,243
                                                                  -----------
                                                                      108,024
                                                                  -----------
  FOOD AND KINDRED PRODUCTS--1.88%
              100              ANHEUSER BUSCH COS, INC..........        7,112
              300              BESTFOODS, INC...................       15,075
              200              CAMPBELL SOUP CO.................        8,825
            3,868              COCA COLA CO.....................      238,123
              400              COCA COLA ENTERPRISES, INC.......       13,250
              500              CONAGRA, INC.....................       13,406
              200              FLOWERS INDUSTRIES, INC..........        4,175
              100              GENERAL MILLS, INC...............        7,962
              200              HEINZ (H.J.) CO..................        9,687
              100              - KEEBLER FOODS CO...............        3,087
              100              KELLOGG CO.......................        3,200
              100              LANCE, INC.......................        1,551
            2,100              PEPSICO, INC.....................       74,812
              200              QUAKER OATS CO...................       13,575
              400              RALSTON PURINA CO................       11,750
            1,400              SARA LEE CORP....................       34,037
              100              - SMITHFIELD FOODS, INC..........        3,106
              100              - SUIZA FOODS CORP...............        3,693
              100              TOOTSIE ROLL INDUSTRIES, INC.....        4,012
              100              WHITMAN CORP.....................        1,712
              100              WRIGLEY (WM) JR CO...............        8,300
                                                                  -----------
                                                                      480,450
                                                                  -----------
  FOOD STORES--1.16%
              100              - GENERAL NUTRITION COS, INC.....        2,006
              300              - KROGER CO......................       16,781
            5,455              - SAFEWAY, INC...................      270,022
              200              - STARBUCKS CORP.................        7,700
                                                                  -----------
                                                                      296,509
                                                                  -----------
  FURNITURE AND FIXTURES--0.04%
              100              - FURNITURE BRANDS INTERNATIONAL,
                                INC.............................        2,562
              200              LEGGETT & PLATT, INC.............        5,287
              100              MILLER (HERMAN), INC.............        2,162
                                                                  -----------
                                                                       10,011
                                                                  -----------
  FURNITURE AND HOMEFURNISHINGS STORES--0.11%
              200              - BED BATH & BEYOND, INC.........        7,500
              100              - BEST BUY, INC..................        5,943
              100              - COMPUSA, INC...................          793
              100              - LINENS N THINGS, INC...........        4,675
              100              PIER 1 IMPORTS, INC..............        1,106
              100              TANDY CORP.......................        9,000
                                                                  -----------
                                                                       29,017
                                                                  -----------
  GENERAL BUILDING CONTRACTORS--0.01%
              100              LENNAR CORP......................        2,431
                                                                  -----------

  GENERAL MERCHANDISE STORES--1.11%
              100              CASEYS GENERAL STORES, INC.......        1,381
              100              - CONSOLIDATED STORES CORP.......        3,225
              300              - COSTCO COS, INC................       23,118
              600              DAYTON HUDSON CORP...............       39,825
              300              DOLLAR GENERAL CORP..............        8,587
              100              - DOLLAR TREE STORES, INC........        4,162
              100              FAMILY DOLLAR STORES, INC........        2,343
              200              - KOHLS CORP.....................       14,337
              100              - SAKS, INC......................        2,706
              100              SEARS ROEBUCK & CO...............        4,775
            4,000              WAL-MART STORES, INC.............      180,250
                                                                  -----------
                                                                      284,709
                                                                  -----------
  HEALTH SERVICES--0.50%
              200              - BEVERLY ENTERPRISES, INC.......        1,537

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
 HEALTH SERVICES--(CONTINUED)
              100              - CONCENTRA MANAGED CARE, INC....  $     1,456
              100              - EXPRESS SCRIPTS, INC...........        5,846
            8,474              - HEALTH MANAGEMENT ASSOCIATES,
                                INC (CLASS A)(NEW)..............       94,802
              600              - HEALTHSOUTH CORP...............        8,662
              100              - HOOPER HOLMES, INC.............        2,100
              100              - LINCARE HOLDINGS, INC..........        2,693
              200              - MEDPARTNERS, INC...............        1,462
              100              - PHYCOR, INC....................          762
              100              - QUORUM HEALTH GROUP, INC.......        1,262
              100              - RENAL CARE GROUP, INC..........        2,590
              200              - TENET HEALTHCARE CORP..........        3,825
              100              - TOTAL RENAL CARE HOLDINGS,
                                INC.............................        1,475
                                                                  -----------
                                                                      128,472
                                                                  -----------
  HOLDING AND OTHER INVESTMENT OFFICES--0.05%
              100              BOSTON PROPERTIES, INC...........        3,562
              100              - CAPITAL AUTOMOTIVE REIT........        1,250
              100              - COUSINS PROPERTIES, INC........        3,600
              100              STARWOOD FINANCIAL TRUST.........        3,162
                                                                  -----------
                                                                       11,574
                                                                  -----------
  HOTELS AND OTHER LODGING PLACES--0.11%
            1,000              - CENDANT CORP...................       19,312
              100              - CHOICE HOTELS INTERNATIONAL,
                                INC.............................        1,600
              100              - EXTENDED STAY AMERICA, INC.....        1,112
              300              - PARK PLACE ENTERTAINMENT.......        2,981
              100              - PROMUS HOTEL CORP..............        2,681
                                                                  -----------
                                                                       27,686
                                                                  -----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--14.40%
              300              - 3COM CORP......................        9,281
              100              - ADAPTEC, INC...................        3,450
              100              - AMERICAN STANDARD COS, INC.....        4,893
              500              - APPLIED MATERIALS, INC.........       35,000
              200              BAKER HUGHES, INC................        6,550
              100              - C-CUBE MICROSYSTEMS, INC.......        3,037
            6,566              - CISCO SYSTEMS, INC.............      808,438
              100              - COLTEC INDUSTRIES, INC.........        2,206
            6,946              COMPAQ COMPUTER CORP.............      153,680
              100              - COOPER CAMERON CORP............        3,787
            9,116              - DELL COMPUTER CORP.............      354,954
              100              DIEBOLD, INC.....................        2,987
            7,420              - EMC CORP.......................      440,098
            1,810              HEWLETT-PACKARD CO...............      170,140
              300              INTERNATIONAL BUSINESS MACHINES
                                CORP............................       37,425
              200              - LEXMARK INTERNATIONAL GROUP
                                (CLASS A).......................       13,912
              300              PITNEY BOWES, INC................       19,218
              100              - QUANTUM CORP...................        2,506
              100              ROPER INDUSTRIES, INC............        3,637
              200              - SEAGATE TECHNOLOGY, INC........        5,987
              100              - SMITH INTERNATIONAL, INC.......        4,406
              100              - STORAGE TECHNOLOGY CORP........        1,868
              200              SYMBOL TECHNOLOGIES, INC.........        7,475
           14,377              TYCO INTERNATIONAL LTD...........    1,341,035
            6,421              - UNISYS CORP....................      243,998
              100              - VARCO INTERNATIONAL, INC.......          987
              100              - XIRCOM, INC....................        2,600
                                                                  -----------
                                                                    3,683,555
                                                                  -----------
  INSTRUMENTS AND RELATED PRODUCTS--2.64%
              300              BAXTER INTERNATIONAL, INC........       18,506
              100              BECKMAN COULTER, INC.............        5,062
              400              BECTON DICKINSON & CO............       12,000
              100              BIOMET, INC......................        4,168

        SHARES                                                       VALUE
 ---------------------                                            -----------
              400              - BOSTON SCIENTIFIC CORP.........  $    16,050
              100              - COGNEX CORP....................        3,253
              200              DENTSPLY INTERNATIONAL, INC......        5,225
              100              EASTMAN KODAK CO.................        7,118
            1,271              GUIDANT CORP.....................       58,466
              100              HONEYWELL, INC...................       12,487
              100              - KLA-TENCOR CORP................        6,031
            2,432              MEDTRONIC, INC...................      180,880
              100              - METTLER-TOLEDO INTERNATIONAL,
                                INC.............................        2,593
              100              MILLIPORE CORP...................        3,481
              100              - ST. JUDE MEDICAL, INC..........        3,625
              100              - STERIS CORP....................        1,693
              100              STRYKER CORP.....................        6,106
              200              - SYBRON INTERNATIONAL CORP......        5,450
              100              - TERADYNE, INC..................        6,993
              100              - VISX, INC......................        7,450
              100              - WATERS CORP....................        5,175
            5,301              XEROX CORP.......................      302,157
                                                                  -----------
                                                                      673,969
                                                                  -----------
  INSURANCE CARRIERS--1.19%
              100              AFLAC, INC.......................        5,000
              400              AMERICAN INTERNATIONAL GROUP,
                                INC.............................       48,550
              100              AON CORP.........................        4,150
            4,727              CITIGROUP, INC...................      222,169
              100              CONSECO, INC.....................        3,118
              100              FIRST AMERICAN FINANCIAL CORP....        1,731
              100              - FOUNDATION HEALTH SYSTEMS
                                (CLASS A).......................        1,700
              100              - HUMANA, INC....................        1,381
              200              MGIC INVESTMENT CORP.............        8,900
              100              - OXFORD HEALTH PLANS, INC.......        1,787
              100              UNITED HEALTHCARE CORP...........        6,581
                                                                  -----------
                                                                      305,067
                                                                  -----------
  LUMBER AND WOOD PRODUCTS--0.01%
              100              - CHAMPION ENTERPRISES, INC......        1,968
              100              CLAYTON HOMES, INC...............        1,137
                                                                  -----------
                                                                        3,105
                                                                  -----------
  METAL MINING--0.02%
              300              FREEPORT-MCMORAN COPPER & GOLD,
                                INC (CLASS B)...................        4,725
                                                                  -----------

  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.16%
              100              - BLYTH INDUSTRIES, INC..........        3,375
              100              - HEXCEL CORP....................        1,018
              100              INTERNATIONAL GAME
                                TECHNOLOGY CO...................        1,775
              100              JOSTENS, INC.....................        2,118
              600              MATTEL, INC......................       14,025
              200              MINNESOTA MINING & MANUFACTURING
                                CO..............................       18,050
                                                                  -----------
                                                                       40,361
                                                                  -----------
  MISCELLANEOUS RETAIL--0.50%
              100              - AMAZON.COM, INC................       12,350
              100              - BARNES & NOBLE, INC............        2,718
              100              - BORDERS GROUP, INC.............        1,575
              600              CVS CORP.........................       31,237
              400              - OFFICE DEPOT, INC..............        9,075
              100              - OFFICEMAX, INC.................        1,106
              100              OMNICARE, INC....................        1,243
              100              - PETSMART, INC..................        1,018
              100              RITE AID CORP....................        2,506
              100              - SCHEIN (HENRY), INC............        3,250

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
 MISCELLANEOUS RETAIL--(CONTINUED)
              700              - STAPLES, INC...................  $    21,000
            1,500              WALGREEN CO......................       40,875
                                                                  -----------
                                                                      127,953
                                                                  -----------
  MOTION PICTURES--0.58%
            3,000              DISNEY (WALT) CO.................       92,250
              200              - METROMEDIA INTERNATIONAL GROUP,
                                INC.............................        1,537
              800              - TIME WARNER, INC...............       53,350
                                                                  -----------
                                                                      147,137
                                                                  -----------
  NONDEPOSITORY INSTITUTIONS--1.50%
              500              AMERICAN EXPRESS CO..............       63,156
              100              - AMERICREDIT CORP...............        1,650
            4,375              ASSOCIATES FIRST CAPITAL CORP....      179,375
              300              CAPITAL ONE FINANCIAL CORP.......       15,712
              800              FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION.....................       51,300
            1,000              FREDDIE MAC......................       54,875
              200              HOUSEHOLD INTERNATIONAL, INC.....        9,450
              200              SLM HOLDINGS CORP................        9,337
                                                                  -----------
                                                                      384,855
                                                                  -----------
  OIL AND GAS EXTRACTION--0.22%
              100              ANADARKO PETROLEUM CORP..........        3,806
              100              DIAMOND OFFSHORE DRILLING, INC...        2,812
              100              - EEX CORP.......................          631
              300              ENSCO INTERNATIONAL, INC.........        5,775
              100              - GLOBAL INDUSTRIES LTD..........        1,193
              300              - GLOBAL MARINE, INC.............        4,462
              200              - GREY WOLF, INC.................          475
              400              HALLIBURTON CO...................       17,525
              100              KERR-MCGEE CORP..................        4,993
              100              - MARINE DRILLING CO, INC........        1,262
              200              - NOBLE DRILLING CORP............        3,737
              200              - R & B FALCON CORP..............        1,712
              100              RPC, INC.........................          862
              100              - TRANSMONTAIGNE, INC............        1,200
              100              - TUBOSCOPE, INC.................        1,418
              100              - WEATHERFORD INTERNATIONAL......        3,518
                                                                  -----------
                                                                       55,381
                                                                  -----------
  PAPER AND ALLIED PRODUCTS--0.24%
              100              AVERY DENNISON CORP..............        6,250
              300              FORT JAMES CORP..................       11,193
              100              - GAYLORD CONTAINER CO...........          825
              700              KIMBERLY-CLARK CORP..............       38,893
              100              - MAIL-WELL, INC.................        1,487
              100              - SMURFIT-STONE CONTAINER CORP...        2,156
                                                                  -----------
                                                                       60,804
                                                                  -----------
  PERSONAL SERVICES--0.07%
              100              BLOCK (H&R), INC.................        4,956
              100              CINTAS CORP......................        6,162
              300              SERVICE CORP INTERNATIONAL.......        5,775
                                                                  -----------
                                                                       16,893
                                                                  -----------
  PETROLEUM AND COAL PRODUCTS--0.00%
              100              - FRONTIER OIL CORP..............          643
                                                                  -----------

  PRIMARY METAL INDUSTRIES--0.01%
              100              BELDEN, INC......................        2,387
              100              WORTHINGTON INDUSTRIES, INC......        1,256
                                                                  -----------
                                                                        3,643
                                                                  -----------
  PRINTING AND PUBLISHING--0.18%
              200              BELO (A.H.) CORP SERIES A........        4,237
              200              GANNETT CO, INC..................       14,987
              100              LEE ENTERPRISES, INC.............        2,887

        SHARES                                                       VALUE
 ---------------------                                            -----------
              100              MEREDITH CORP....................  $     3,468
              100              - PRIMEDIA, INC..................        1,600
              100              TIMES MIRROR CO SERIES A.........        6,125
              100              TRIBUNE CO.......................        8,687
              200              WILEY (JOHN) & SONS, INC (CLASS
                                A)..............................        4,200
                                                                  -----------
                                                                       46,191
                                                                  -----------
  RAILROAD TRANSPORTATION--0.05%
              200              KANSAS CITY SOUTHERN INDUSTRIES,
                                INC.............................       12,150
                                                                  -----------

  REAL ESTATE--0.01%
              100              - CATELLUS DEVELOPMENT CORP......        1,600
              100              - FAIRFIELD COMMUNITIES, INC.....        1,631
                                                                  -----------
                                                                        3,231
                                                                  -----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.82%
              100              FURON CO.........................        1,681
              100              GOODRICH (B.F.) CO...............        4,150
              300              ILLINOIS TOOL WORKS, INC.........       23,850
            2,322              NIKE, INC (CLASS B)..............      138,884
              100              - SEALED AIR CORP................        6,506
            1,457              TUPPERWARE CORP..................       33,511
                                                                  -----------
                                                                      208,582
                                                                  -----------
  SECURITY AND COMMODITY BROKERS--0.31%
              100              - AFFILIATED MANAGERS GROUP,
                                INC.............................        2,887
              300              - E TRADE GROUP, INC.............       12,206
              300              FRANKLIN RESOURCES, INC..........       11,962
              100              PRICE (T. ROWE) ASSOCIATES,
                                INC.............................        3,534
              500              SCHWAB (CHARLES) CORP............       49,125
                                                                  -----------
                                                                       79,714
                                                                  -----------
  STONE, CLAY, AND GLASS PRODUCTS--0.10%
              100              CENTEX CONSTRUCTION PRODUCTS,
                                INC.............................        3,756
              300              CORNING, INC.....................       18,262
              100              LIBBEY, INC......................        2,975
                                                                  -----------
                                                                       24,993
                                                                  -----------
  TEXTILE MILL PRODUCTS--0.02%
              100              SHAW INDUSTRIES, INC.............        1,906
              100              - WESTPOINT STEVENS, INC.........        2,912
                                                                  -----------
                                                                        4,818
                                                                  -----------
  TOBACCO PRODUCTS--1.42%
            8,545              PHILIP MORRIS COS, INC...........      357,821
              200              UST, INC.........................        6,475
                                                                  -----------
                                                                      364,296
                                                                  -----------
  TRANSPORTATION BY AIR--0.01%
              100              COMAIR HOLDINGS, INC.............        2,200
                                                                  -----------

  TRANSPORTATION EQUIPMENT--2.81%
            3,281              ALLIED SIGNAL, INC...............      223,313
            1,000              BOEING CO........................       43,000
              100              DANAHER CORP.....................        6,325
              200              DELPHI AUTOMOTIVE SYSTEMS CORP...        3,762
              100              FEDERAL-MOGUL CORP...............        5,381
            3,155              - GENERAL MOTORS CORP (CLASS
                                H)..............................      178,651
              100              - GENTEX CORP....................        3,371
              100              - GULFSTREAM AEROSPACE CORP......        6,531
              200              HARLEY DAVIDSON, INC.............       10,787
              100              - HAYES LEMMERZ INTERNATIONAL,
                                INC.............................        2,900
              200              MERITOR AUTOMOTIVE, INC..........        5,112
            3,429              UNITED TECHNOLOGIES CORP.........      230,385
                                                                  -----------
                                                                      719,518
                                                                  -----------
  TRANSPORTATION SERVICES--0.03%
              100              EXPEDITORS INTERNATIONAL OF
                                WASHINGTON......................        3,006

                       See notes to financial statements.

        SHARES                                                       VALUE
 ---------------------                                            -----------
 TRANSPORTATION SERVICES--(CONTINUED)
              100              GALILEO INTERNATIONAL, INC.......  $     4,900
                                                                  -----------
                                                                        7,906
                                                                  -----------
  WATER TRANSPORTATION--1.33%
            6,960              CARNIVAL CORP (CLASS A)..........      337,560
              100              TIDEWATER, INC...................        2,712
                                                                  -----------
                                                                      340,272
                                                                  -----------
  WHOLESALE TRADE-DURABLE GOODS--0.02%
              100              - CELLSTAR CORP..................          765
              100              IKON OFFICE SOLUTIONS, INC.......        1,550
              100              - INGRAM MICRO, INC (CLASS A)....        2,787
                                                                  -----------
                                                                        5,102
                                                                  -----------
  WHOLESALE TRADE-NONDURABLE GOODS--1.61%
              100              - AIRGAS, INC....................        1,187
              100              - AMERISOURCE HEALTH CORP (CLASS
                                A)..............................        2,612
              200              BERGEN BRUNSWIG CORP (CLASS A)...        3,300
            6,606              CARDINAL HEALTH, INC.............      375,716

        SHARES                                                       VALUE
 ---------------------                                            -----------
              400              MCKESSON HBOC, INC...............  $    13,475
              500              SYSCO CORP.......................       15,250
                                                                  -----------
                                                                      411,540
                                                                  -----------
                               TOTAL COMMON STOCK
                               (Cost $25,002,065)...............   25,556,599
                                                                  -----------

       PRINCIPAL                                                     VALUE
 ---------------------                                            -----------
  SHORT TERM INVESTMENT--64.71%
 U.S. GOVERNMENT AGENCY--64.71%
      $16,550,000              FEDERAL HOME LOAN BANK
                                4.550% 06/22/99.................   16,550,000
                                                                  -----------
  TOTAL SHORT TERM INVESTMENT
   (Cost $16,550,000)...........................................   16,550,000
                                                                  -----------
  TOTAL PORTFOLIO
   (Cost $41,552,065)...........................................  $42,106,599
                                                                  ===========

---------------
- Non-income producing

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
        STATEMENT OF INVESTMENTS -- INSTITUTIONAL GROWTH AND INCOME FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                          VALUE              %
                                       -----------        --------
COMMON STOCK
  AMUSEMENT AND RECREATION
   SERVICES......................      $    19,850           0.08%
  APPAREL AND ACCESSORY STORES...          173,235           0.67
  APPAREL AND OTHER TEXTILE
   PRODUCTS......................            8,375           0.03
  AUTO REPAIR, SERVICES AND
   PARKING.......................            5,675           0.02
  AUTOMOTIVE DEALERS AND SERVICE
   STATIONS......................           13,762           0.05
  BUILDING MATERIALS AND GARDEN
   SUPPLIES......................          391,080           1.52
  BUSINESS SERVICES..............        1,903,304           7.40
  CHEMICALS AND ALLIED
   PRODUCTS......................        2,960,123          11.52
  COMMUNICATIONS.................        3,381,943          13.16
  DEPOSITORY INSTITUTIONS........        1,618,805           6.30
  EATING AND DRINKING PLACES.....          116,106           0.45
  ELECTRIC, GAS, AND SANITARY
   SERVICES......................          705,687           2.75
  ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT.....................        1,965,545           7.65
  ENGINEERING AND MANAGEMENT
   SERVICES......................            3,106           0.01
  FABRICATED METAL PRODUCTS......          164,484           0.64
  FOOD AND KINDRED PRODUCTS......          780,926           3.04
  FOOD STORES....................          183,028           0.71
  FURNITURE AND HOMEFURNISHINGS
   STORES........................           17,662           0.07
  GENERAL BUILDING CONTRACTORS...           14,261           0.06
  GENERAL MERCHANDISE STORES.....          853,713           3.32
  HEALTH SERVICES................          217,792           0.85
  HEAVY CONSTRUCTION, EXCEPT
   BUILDING......................           14,099           0.05
  HOTELS AND OTHER LODGING
   PLACES........................            1,381           0.01
  INDUSTRIAL MACHINERY AND
   EQUIPMENT.....................        2,247,645           8.74
  INSTRUMENTS AND RELATED
   PRODUCTS......................          673,011           2.62
  INSURANCE AGENTS, BROKERS AND
   SERVICE.......................           30,875           0.12
  INSURANCE CARRIERS.............        1,391,454           5.41
  LUMBER AND WOOD PRODUCTS.......          233,818           0.91

                                          VALUE              %
                                       -----------        --------
  METAL MINING...................      $    12,243           0.05%
  MISCELLANEOUS MANUFACTURING
   INDUSTRIES....................           71,324           0.28
  MISCELLANEOUS RETAIL...........          178,313           0.69
  MOTION PICTURES................          307,572           1.20
  NONDEPOSITORY INSTITUTIONS.....          344,851           1.34
  OIL AND GAS EXTRACTION.........          548,214           2.13
  PAPER AND ALLIED PRODUCTS......          110,886           0.43
  PERSONAL SERVICES..............           16,793           0.07
  PETROLEUM AND COAL PRODUCTS....        1,243,594           4.84
  PRIMARY METAL INDUSTRIES.......          136,806           0.53
  PRINTING AND PUBLISHING........          198,494           0.77
  RAILROAD TRANSPORTATION........           80,081           0.31
  RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS..............           91,242           0.35
  SECURITY AND COMMODITY
   BROKERS.......................          280,906           1.09
  STONE, CLAY, AND GLASS
   PRODUCTS......................           48,268           0.19
  TOBACCO PRODUCTS...............          124,112           0.48
  TRANSPORTATION BY AIR..........          170,885           0.66
  TRANSPORTATION EQUIPMENT.......          680,459           2.65
  WATER TRANSPORTATION...........           48,500           0.19
  WHOLESALE TRADE-DURABLE
   GOODS.........................           23,443           0.09
  WHOLESALE TRADE-NONDURABLE
   GOODS.........................          263,300           1.02
                                       -----------         ------
TOTAL COMMON STOCK
 (Cost $24,375,526)..............       25,071,031          97.52
                                       -----------        --------
SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY.........          750,000           2.92
                                       -----------        --------
TOTAL SHORT TERM INVESTMENT
 (Cost $750,000).................          750,000           2.92
                                       -----------        --------
TOTAL PORTFOLIO
 (Cost $25,125,526)..............       25,821,031         100.44
OTHER ASSETS & LIABILITIES,
 NET.............................         (114,050)        (0.44)
                                       -----------        --------
NET ASSETS.......................      $25,706,981         100.00%
                                       ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
         STATEMENT OF INVESTMENTS--INSTITUTIONAL GROWTH AND INCOME FUND
                                 JUNE 21, 1999

        SHARES                                                        VALUE
 ---------------------                                             -----------
 COMMON STOCK--97.52%
  AMUSEMENT AND RECREATION SERVICES--0.08%
             400               - HARRAH'S ENTERTAINMENT, INC.....  $     8,450
             600               - MIRAGE RESORT, INC..............       11,400
                                                                   -----------
                                                                        19,850
                                                                   -----------
  APPAREL AND ACCESSORY STORES--0.67%
             700               GAP, INC..........................       49,700
           1,994               LIMITED, INC......................       91,848
           1,000               TJX COS, INC......................       31,687
                                                                   -----------
                                                                       173,235
                                                                   -----------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.03%
             100               - FRUIT OF THE LOOM LTD (CLASS
                                A)...............................          925
             200               LIZ CLAIBORNE, INC................        7,450
                                                                   -----------
                                                                         8,375
                                                                   -----------
  AUTO REPAIR, SERVICES AND PARKING--0.02%
             200               RYDER SYSTEM, INC.................        5,675
                                                                   -----------

  AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.05%
             400               AUTOZONE, INC.....................       11,750
             100               PEP BOYS MANNY, MOE, & JACK CO....        2,012
                                                                   -----------
                                                                        13,762
                                                                   -----------
  BUILDING MATERIALS AND GARDEN SUPPLIES--1.52%
           2,400               HOME DEPOT, INC...................      148,500
           4,361               LOWES COS, INC....................      242,580
                                                                   -----------
                                                                       391,080
                                                                   -----------
  BUSINESS SERVICES--7.40%
           1,000               AMERICA ONLINE, INC...............      115,375
           1,330               - ASCEND COMMUNICATIONS, INC......      143,141
           1,000               AUTOMATIC DATA PROCESSING, INC....       41,500
             300               - BMC SOFTWARE, INC...............       14,812
             100               - CERIDIAN CORP...................        3,468
             800               COMPUTER ASSOCIATES INTERNATIONAL,
                                INC..............................       41,900
             300               - COMPUTER SCIENCES CORP..........       19,687
             700               ELECTRONIC DATA SYSTEMS CORP......       40,950
             700               FIRST DATA CORP...................       32,900
             200               INTERPUBLIC GROUP OF COS, INC.....       16,125
          11,843               - MICROSOFT CORP..................    1,053,286
             400               - NEWELL RUBBERMAID, INC..........       18,675
             300               OMNICOM GROUP, INC................       22,462
           4,800               - ORACLE CORP.....................      163,800
             500               PAYCHEX, INC......................       14,375
           1,610               - PSINET, INC.....................       72,248
             100               SHARED MEDICAL SYSTEMS CORP.......        6,325
           1,200               - SUN MICROSYSTEMS, INC...........       82,275
                                                                   -----------
                                                                     1,903,304
                                                                   -----------
  CHEMICALS AND ALLIED PRODUCTS--11.52%
           2,500               ABBOTT LABORATORIES CO............      110,468
             400               AIR PRODUCTS & CHEMICALS, INC.....       18,525
             100               ALLERGAN, INC.....................       10,606
             300               - ALZA CORP.......................       13,856
           4,069               AMERICAN HOME PRODUCTS CORP.......      214,639
             400               AVON PRODUCTS, INC................       21,500
           4,504               - BRISTOL MYERS SQUIBB CO.........      305,427
             200               CLOROX CO.........................       19,037
           1,567               COLGATE PALMOLIVE CO..............      156,993
           1,484               DOW CHEMICAL CO...................      189,766
           2,848               DU PONT (E.I.) DE NEMOURS & CO....      199,894
             200               EASTMAN CHEMICAL CO...............       11,075
             100               - FMC CORP........................        6,768
             200               GREAT LAKES CHEMICAL CORP.........        9,400
             300               HERCULES, INC.....................       11,475

        SHARES                                                        VALUE
 ---------------------                                             -----------
           2,200               JOHNSON & JOHNSON CO..............  $   198,275
           1,800               LILLY (ELI) & CO..................      121,725
             200               MALLINCKRODT, INC.................        7,212
           4,263               MERCK & CO, INC...................      296,544
           1,000               MONSANTO CO.......................       40,687
             200               NALCO CHEMICAL CORP...............        7,112
           3,110               PFIZER, INC.......................      303,225
             800               PHARMACIA & UPJOHN, INC...........       43,850
             300               PPG INDUSTRIES, INC...............       18,731
             200               PRAXAIR, INC......................        9,837
           3,223               PROCTER & GAMBLE CO...............      280,199
             300               ROHM & HAAS CO....................       14,250
           4,605               SCHERING-PLOUGH CORP..............      211,254
             300               SIGMA ALDRICH CORP................       10,031
           1,300               WARNER-LAMBERT CO.................       85,800
             300               - WATSON PHARMACEUTICALS, INC.....       11,962
                                                                   -----------
                                                                     2,960,123
                                                                   -----------
  COMMUNICATIONS--13.16%
           1,700               AMERITECH CORP....................      118,043
           9,749               AT & T CORP.......................      550,818
           2,500               BELL ATLANTIC CORP................      152,343
           3,000               BELLSOUTH CORP....................      134,812
           1,000               CBS CORP..........................       43,375
           1,967               - CLEAR CHANNEL COMMUNICATIONS,
                                INC..............................      133,018
           1,200               COMCAST CORP (CLASS A) SPECIAL....       45,075
             300               FRONTIER CORP.....................       17,343
           1,500               GTE CORP..........................      106,781
           2,027               - IXC COMMUNICATIONS, INC.........       78,799
           6,524               LUCENT TECHNOLOGIES, INC..........      426,506
           4,978               - MCI WORLDCOM, INC...............      481,621
          13,628               - OMNIPOINT CORP..................      269,153
           2,556               - RCN CORP........................      116,937
           6,063               SBC COMMUNICATIONS, INC...........      333,843
           1,400               SPRINT CORP (FON GROUP)...........       75,600
             700               - SPRINT CORP (PCS GROUP).........       39,637
             700               U.S. WEST, INC....................       40,818
           1,100               - VIACOM, INC (CLASS B)...........       43,587
           3,779               - VIATEL, INC.....................      173,834
                                                                   -----------
                                                                     3,381,943
                                                                   -----------
  DEPOSITORY INSTITUTIONS--6.30%
             600               AMSOUTH BANCORP...................       14,250
           6,075               - BANK OF AMERICA CORP............      435,881
           1,100               BANK OF NEW YORK CO, INC..........       41,387
           1,900               BANK ONE CORP.....................      109,131
           2,031               BANKBOSTON CORP...................      101,423
             500               BB&T CORP.........................       17,750
           1,796               CHASE MANHATTAN CORP..............      149,966
             200               COMERICA, INC.....................       12,125
             100               FIFTH THIRD BANCORP...............        6,443
           1,600               FIRST UNION CORP..................       70,100
           1,300               FIRSTAR CORP......................       36,643
             600               FLEET FINANCIAL GROUP, INC........       25,912
           3,012               - GOLDEN STATE BANCORP, INC.......       71,911
             700               HUNTINGTON BANCSHARES, INC........       25,506
             600               KEYCORP...........................       20,325
           1,300               MBNA CORP.........................       39,975
             800               MELLON BANK CORP..................       28,100
             600               NATIONAL CITY CORP................       39,225
             200               NORTHERN TRUST CORP...............       19,075
             100               PNC BANK CORP.....................        5,806
             200               PROVIDIAN FINANCIAL CORP..........       18,550
             300               REPUBLIC NEW YORK CORP............       20,381
             500               SOUTHTRUST CORP...................       19,375
             200               STATE STREET CORP.................       16,562

                       See notes to financial statements.

        SHARES                                                        VALUE
 ---------------------                                             -----------
 DEPOSITORY INSTITUTIONS--(CONTINUED)
             500               SUMMIT BANCORP....................  $    21,343
             500               SUNTRUST BANKS, INC...............       34,406
             800               SYNOVUS FINANCIAL CORP............       16,350
             200               U.S. BANCORP......................        6,812
             400               UNION PLANTERS CORP...............       17,200
             300               WACHOVIA CORP.....................       26,043
           1,000               WASHINGTON MUTUAL, INC............       36,437
           2,700               WELLS FARGO CO....................      114,412
                                                                   -----------
                                                                     1,618,805
                                                                   -----------
  EATING AND DRINKING PLACES--0.45%
             400               DARDEN RESTAURANTS, INC...........        8,950
             400               MARRIOTT INTERNATIONAL (CLASS
                                A)...............................       15,000
           2,100               MCDONALD'S CORP...................       87,281
             100               - TRICON GLOBAL RESTAURANTS,
                                INC..............................        4,875
                                                                   -----------
                                                                       116,106
                                                                   -----------
  ELECTRIC, GAS, AND SANITARY SERVICES--2.75%
             300               - AES CORP........................       16,781
           2,744               BROWNING FERRIS INDUSTRIES, INC...      117,820
             700               CENTRAL & SOUTH WEST CORP.........       17,806
             500               CINERGY CORP......................       16,468
             200               COLUMBIA ENERGY GROUP.............       12,525
             300               CONSOLIDATED EDISON CO OF N.Y.,
                                INC..............................       13,893
             500               - CONSTELLATION ENERGY GROUP......       15,031
             500               DOMINION RESOURCES, INC...........       22,312
             700               DUKE ENERGY CORP..................       39,725
             400               ENTERGY CORP......................       12,725
             700               FIRSTENERGY CORP..................       21,918
             300               FPL GROUP, INC....................       17,100
             400               GPU, INC..........................       17,250
             100               NEW CENTURY ENERGIES, INC.........        3,962
             600               - NIAGARA MOHWAK HOLDINGS, INC....        9,300
             100               NICOR, INC........................        3,825
             500               NORTHERN STATES POWER CO..........       12,718
             100               PEOPLES ENERGY CORP...............        3,806
             500               PP&L RESOURCES, INC...............       15,656
             300               PUBLIC SERVICE ENTERPRISE GROUP,
                                INC..............................       12,393
           5,237               - REPUBLIC SERVICES, INC (CLASS
                                A)...............................      119,469
             800               SEMPRA ENERGY.....................       18,250
             300               SONAT, INC........................       10,931
           1,000               SOUTHERN CO.......................       27,875
             500               TEXAS UTILITIES CO................       21,343
             500               UNICOM CORP.......................       20,187
             900               WASTE MANAGEMENT, INC.............       50,231
             700               WILLIAMS COS, INC.................       34,387
                                                                   -----------
                                                                       705,687
                                                                   -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.65%
             500               - ADVANCED MICRO DEVICES, INC.....        9,562
             300               COOPER INDUSTRIES, INC............       15,937
             900               EMERSON ELECTRIC CO...............       61,031
           7,674               GENERAL ELECTRIC CO...............      810,086
           6,440               INTEL CORP........................      365,872
             400               - LSI LOGIC CORP..................       18,000
             200               MAYTAG CO.........................       13,275
             800               - MICRON TECHNOLOGY, INC..........       37,750
             900               MOTOROLA, INC.....................       86,906
             500               - NATIONAL SEMICONDUCTOR CORP.....       11,750
           3,160               - NEWBRIDGE NETWORKS CORP.........       98,750
           2,643               - NOKIA OYJ ADR...................      238,695
           1,100               - NORTEL NETWORKS CORP (U.S.).....       94,806
             300               - SOLECTRON CORP..................       20,100
             600               - TELLABS, INC....................       42,075
             300               TEXAS INSTRUMENTS, INC............       40,950
                                                                   -----------
                                                                     1,965,545
                                                                   -----------
  ENGINEERING AND MANAGEMENT SERVICES--0.01%
             100               EG & G, INC.......................        3,106
                                                                   -----------

        SHARES                                                        VALUE
 ---------------------                                             -----------
  FABRICATED METAL PRODUCTS--0.64%
             100               BALL CORP.........................  $     4,793
             200               CRANE CO..........................        6,000
             400               CROWN CORK & SEAL CO, INC.........       13,250
           1,800               GILLETTE CO.......................       76,162
             500               MASCO CORP........................       14,468
             300               PARKER-HANNIFIN CORP..............       14,118
             300               ROCKWELL INTERNATIONAL CORP.......       18,600
             200               SNAP-ON, INC......................        7,362
             300               STANLEY WORKS CO..................        9,731
                                                                   -----------
                                                                       164,484
                                                                   -----------
  FOOD AND KINDRED PRODUCTS--3.04%
           2,151               ANHEUSER BUSCH COS, INC...........      152,989
           3,900               COCA COLA CO......................      240,093
             600               COCA COLA ENTERPRISES, INC........       19,875
             700               CONAGRA, INC......................       18,768
             200               GENERAL MILLS, INC................       15,925
             600               HEINZ (H.J.) CO...................       29,062
             600               KELLOGG CO........................       19,200
           4,308               PEPSICO, INC......................      153,472
             500               RALSTON PURINA CO.................       14,687
           1,500               SARA LEE CORP.....................       36,468
             900               UNILEVER NV (N.Y.) SHS............       63,787
             200               WRIGLEY (WM) JR CO................       16,600
                                                                   -----------
                                                                       780,926
                                                                   -----------
  FOOD STORES--0.71%
             100               GREAT ATLANTIC & PACIFIC TEA CO,
                                INC..............................        3,206
             700               - KROGER CO.......................       39,156
           2,767               - SAFEWAY, INC....................      136,966
             100               WINN DIXIE STORES, INC............        3,700
                                                                   -----------
                                                                       183,028
                                                                   -----------
  FURNITURE AND HOMEFURNISHINGS STORES--0.07%
             200               CIRCUIT CITY STORES-CIRCUIT CITY
                                GROUP............................       17,662
                                                                   -----------

  GENERAL BUILDING CONTRACTORS--0.06%
             200               CENTEX CORP.......................        7,262
             200               KAUFMAN & BROAD HOME CORP.........        4,712
             100               PULTE CORP........................        2,287
                                                                   -----------
                                                                        14,261
                                                                   -----------
  GENERAL MERCHANDISE STORES--3.32%
             300               - CONSOLIDATED STORES CORP........        9,675
             400               - COSTCO COS, INC.................       30,825
           1,812               DAYTON HUDSON CORP................      120,271
             300               DILLARDS, INC (CLASS A)...........       10,968
             700               DOLLAR GENERAL CORP...............       20,037
             400               - FEDERATED DEPARTMENT
                                STORES, INC......................       22,000
             200               HARCOURT GENERAL, INC.............       10,187
             500               - K MART CORP.....................        8,531
             300               - KOHLS CORP......................       21,506
             400               PENNEY, (J.C.) CO, INC............       20,350
             300               SEARS ROEBUCK & CO................       14,325
          12,539               WAL-MART STORES, INC..............      565,038
                                                                   -----------
                                                                       853,713
                                                                   -----------
  HEALTH SERVICES--0.85%
             200               COLUMBIA/HCA HEALTHCARE CORP......        4,600
             300               - HCR MANOR CARE..................        7,650
           5,561               - HEALTH MANAGEMENT ASSOCIATES,
                                INC (CLASS A)(NEW)...............       62,213
           1,300               - HEALTHSOUTH CORP................       18,768
           6,513               - TENET HEALTHCARE CORP...........      124,561
                                                                   -----------
                                                                       217,792
                                                                   -----------

                       See notes to financial statements.

        SHARES                                                        VALUE
 ---------------------                                             -----------
  HEAVY CONSTRUCTION, EXCEPT BUILDING--0.05%
             200               FLUOR CORP........................  $     8,187
             200               MCDERMOTT INTERNATIONAL, INC......        5,912
                                                                   -----------
                                                                        14,099
                                                                   -----------
  HOTELS AND OTHER LODGING PLACES--0.01%
             100               HILTON HOTELS CORP................        1,381
                                                                   -----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--8.74%
           4,696               - 3COM CORP.......................      145,282
             600               - APPLIED MATERIALS, INC..........       42,000
             900               BAKER HUGHES, INC.................       29,475
             200               BLACK & DECKER CORP...............       11,925
             300               BRUNSWICK CORP....................        7,762
             200               CASE CORP.........................        9,662
             400               CATERPILLAR, INC..................       24,350
           3,873               - CISCO SYSTEMS, INC..............      476,863
           2,400               COMPAQ COMPUTER CORP..............       53,100
             400               DEERE & CO........................       16,600
           6,399               - DELL COMPUTER CORP..............      249,161
           1,600               - EMC CORP........................       94,900
           1,600               HEWLETT-PACKARD CO................      150,400
             300               INGERSOLL-RAND CO.................       20,437
           4,810               - INTERNATIONAL BUSINESS MACHINES
                                CORP.............................      600,047
             100               MILACRON, INC.....................        2,218
             400               PALL CORP.........................        8,475
             400               PITNEY BOWES, INC.................       25,625
             500               TENNECO, INC......................       12,812
             200               TIMKEN CO.........................        4,087
           2,849               TYCO INTERNATIONAL LTD............      262,464
                                                                   -----------
                                                                     2,247,645
                                                                   -----------
  INSTRUMENTS AND RELATED PRODUCTS--2.62%
           2,665               BAXTER INTERNATIONAL, INC.........      164,397
             700               - BOSTON SCIENTIFIC CORP..........       28,087
             600               EASTMAN KODAK CO..................       42,712
             500               GUIDANT CORP......................       23,000
             200               HONEYWELL, INC....................       24,975
             300               - KLA-TENCOR CORP.................       18,093
           1,000               MEDTRONIC, INC....................       74,375
             100               POLAROID CORP.....................        2,625
             100               - ST. JUDE MEDICAL, INC...........        3,625
             155               THE SWATCH GROUP AG. (BR).........      109,121
           3,193               XEROX CORP........................      182,001
                                                                   -----------
                                                                       673,011
                                                                   -----------
  INSURANCE AGENTS, BROKERS AND SERVICE--0.12%
             400               MARSH & MCLENNAN COS, INC.........       30,875
                                                                   -----------

  INSURANCE CARRIERS--5.41%
             200               AETNA, INC........................       18,687
             400               AFLAC, INC........................       20,000
           4,724               ALLSTATE CORP.....................      176,264
             400               AMERICAN GENERAL CORP.............       29,275
           2,000               AMERICAN INTERNATIONAL GROUP,
                                INC..............................      242,750
             400               AON CORP..........................       16,600
           9,330               CAPITAL RE CORP...................      156,277
             100               CHUBB CORP........................        7,325
             300               CIGNA CORP........................       28,406
           9,906               CITIGROUP, INC....................      465,582
           1,000               CONSECO, INC......................       31,187
             500               - HUMANA, INC.....................        6,906
             100               LINCOLN NATIONAL CORP.............       10,525
             400               LOEWS CORP........................       32,100
             200               MBIA, INC.........................       13,075
             300               MGIC INVESTMENT CORP..............       13,350
             400               PROVIDENT COS, INC................       16,750
             300               UNITED HEALTHCARE CORP............       19,743
           1,486               - XL CAPITAL LTD..................       86,652
                                                                   -----------
                                                                     1,391,454
                                                                   -----------

        SHARES                                                        VALUE
 ---------------------                                             -----------
  LUMBER AND WOOD PRODUCTS--0.91%
           3,675               - CHAMPION ENTERPRISES, INC.......  $    72,351
             300               GEORGIA-PACIFIC CORP
                                (PACKING GROUP)..................       15,731
             300               LOUISIANA PACIFIC CORP............        6,825
           6,670               MACMILLAN BLOEDEL LTD.............      118,755
             300               WEYERHAEUSER CO...................       20,156
                                                                   -----------
                                                                       233,818
                                                                   -----------
  METAL MINING--0.05%
             300               CYPRUS AMAX MINERALS CO...........        4,368
             500               FREEPORT-MCMORAN COPPER & GOLD,
                                INC (CLASS B)....................        7,875
                                                                   -----------
                                                                        12,243
                                                                   -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.28%
             200               HASBRO, INC.......................        5,812
             100               MATTEL, INC.......................        2,337
             700               MINNESOTA MINING & MANUFACTURING
                                CO...............................       63,175
                                                                   -----------
                                                                        71,324
                                                                   -----------
  MISCELLANEOUS RETAIL--0.69%
           2,237               CVS CORP..........................      116,463
             800               - TOYS R US, INC..................       18,250
           1,600               WALGREEN CO.......................       43,600
                                                                   -----------
                                                                       178,313
                                                                   -----------
  MOTION PICTURES--1.20%
           3,200               DISNEY (WALT) CO..................       98,400
             100               - KING WORLD PRODUCTIONS, INC.....        3,575
           3,083               - TIME WARNER, INC................      205,597
                                                                   -----------
                                                                       307,572
                                                                   -----------
  NONDEPOSITORY INSTITUTIONS--1.34%
             700               AMERICAN EXPRESS CO...............       88,418
           1,701               ASSOCIATES FIRST CAPITAL CORP.....       69,741
             500               CAPITAL ONE FINANCIAL CORP........       26,187
             400               COUNTRYWIDE CREDIT INDUSTRIES,
                                INC..............................       18,100
           1,600               FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION......................      102,600
             300               FREDDIE MAC.......................       16,462
             500               SLM HOLDINGS CORP.................       23,343
                                                                   -----------
                                                                       344,851
                                                                   -----------
  OIL AND GAS EXTRACTION--2.13%
           3,041               APACHE CORP.......................      113,087
          55,000               BRITISH-BORNEO OIL & GAS PLC......      176,741
             700               HALLIBURTON CO....................       30,668
             300               - ROWAN COS, INC..................        5,456
           3,400               ROYAL DUTCH PETROLEUM CO (NY
                                REGD)ADR.........................      203,362
             300               - SCHLUMBERGER LTD................       18,900
                                                                   -----------
                                                                       548,214
                                                                   -----------
  PAPER AND ALLIED PRODUCTS--0.43%
             200               BOISE CASCADE CORP................        8,775
             300               CHAMPION INTERNATIONAL CORP.......       15,656
             400               FORT JAMES CORP...................       14,925
             700               INTERNATIONAL PAPER CO............       38,150
             100               KIMBERLY-CLARK CORP...............        5,556
             100               MEAD CORP.........................        4,225
             200               TEMPLE-INLAND, INC................       14,412
             300               WESTVACO CORP.....................        9,187
                                                                   -----------
                                                                       110,886
                                                                   -----------
  PERSONAL SERVICES--0.07%
             300               BLOCK (H&R), INC..................       14,868
             100               SERVICE CORP INTERNATIONAL........        1,925
                                                                   -----------
                                                                        16,793
                                                                   -----------

                       See notes to financial statements.

        SHARES                                                        VALUE
 ---------------------                                             -----------
  PETROLEUM AND COAL PRODUCTS--4.84%
             200               ASHLAND, INC......................  $     8,350
           1,660               - BP AMOCO PLC (SPONS ADR)........      185,193
           1,000               CHEVRON CORP......................       90,687
           5,864               EXXON CORP........................      458,858
           5,297               - LYONDELL CHEMICAL CO............      115,209
           1,818               MOBIL CORP........................      180,777
             400               PHILLIPS PETROLEUM CO.............       20,075
             300               SUNOCO, INC.......................        9,075
           2,491               TEXACO, INC.......................      158,645
             400               UNOCAL CORP.......................       16,725
                                                                   -----------
                                                                     1,243,594
                                                                   -----------
  PRIMARY METAL INDUSTRIES--0.53%
           1,820               - ALCOA, INC......................      116,025
             400               - BETHLEHEM STEEL CORP............        3,225
             400               ENGELHARD CORP....................        9,400
             300               USX-US STEEL GROUP, INC...........        8,156
                                                                   -----------
                                                                       136,806
                                                                   -----------
  PRINTING AND PUBLISHING--0.77%
             200               DELUXE CORP.......................        7,612
             400               GANNETT CO, INC...................       29,975
             200               KNIGHT-RIDDER, INC................       11,150
             300               MCGRAW HILL COS, INC..............       16,143
             200               TIMES MIRROR CO SERIES A..........       12,250
           1,397               TRIBUNE CO........................      121,364
                                                                   -----------
                                                                       198,494
                                                                   -----------
  RAILROAD TRANSPORTATION--0.31%
             700               BURLINGTON NORTHERN SANTA FE
                                CORP.............................       21,700
             300               CSX CORP..........................       13,575
             100               KANSAS CITY SOUTHERN INDUSTRIES,
                                INC..............................        6,075
             500               NORFOLK SOUTHERN CORP.............       15,781
             400               UNION PACIFIC CORP................       22,950
                                                                   -----------
                                                                        80,081
                                                                   -----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.35%
             200               GOODRICH (B.F.) CO................        8,300
             400               ILLINOIS TOOL WORKS, INC..........       31,800
             500               NIKE, INC (CLASS B)...............       29,906
             100               - REEBOK INTERNATIONAL LTD........        1,718
             300               - SEALED AIR CORP.................       19,518
                                                                   -----------
                                                                        91,242
                                                                   -----------
  SECURITY AND COMMODITY BROKERS--1.09%
             400               FRANKLIN RESOURCES, INC...........       15,950
             500               MERRILL LYNCH & CO, INC...........       39,125
           1,673               MORGAN STANLEY, DEAN
                                WITTER, & CO.....................      166,881
             600               SCHWAB (CHARLES) CORP.............       58,950
                                                                   -----------
                                                                       280,906
                                                                   -----------
  STONE, CLAY, AND GLASS PRODUCTS--0.19%
             400               CORNING, INC......................       24,350
             200               OWENS CORNING CO..................        7,325
             500               - OWENS ILLINOIS, INC.............       16,593
                                                                   -----------
                                                                        48,268
                                                                   -----------
  TOBACCO PRODUCTS--0.48%
           2,500               PHILIP MORRIS COS, INC............      104,687
             600               UST, INC..........................       19,425
                                                                   -----------
                                                                       124,112
                                                                   -----------

        SHARES                                                        VALUE
 ---------------------                                             -----------
  TRANSPORTATION BY AIR--0.66%
             300               - AMR CORP........................  $    20,137
             819               - CONTINENTAL AIRLINES, INC
                                (CLASS B)........................       31,480
             300               DELTA AIRLINES, INC...............       17,625
             500               - FDX CORP........................       28,062
           1,822               SOUTHWEST AIRLINES CO.............       59,556
             300               - U.S. AIRWAYS GROUP, INC.........       14,025
                                                                   -----------
                                                                       170,885
                                                                   -----------
  TRANSPORTATION EQUIPMENT--2.65%
           2,725               ALLIED SIGNAL, INC................      185,271
             400               BOEING CO.........................       17,200
           1,005               - DAIMLERCHRYSLER (U.S.A.)........       89,570
             200               DANAHER CORP......................       12,650
             900               DELPHI AUTOMOTIVE SYSTEMS CORP....       16,931
           1,900               FORD MOTOR CO.....................      104,381
             400               GENERAL DYNAMICS CORP.............       26,650
           1,000               GENERAL MOTORS CORP...............       63,750
           1,206               - GENERAL MOTORS CORP (CLASS H)...       68,289
             200               - NAVISTAR INTERNATIONAL CORP.....       10,362
             200               PACCAR, INC.......................       10,862
             300               TEXTRON, INC......................       24,825
             300               TRW, INC..........................       16,125
             500               UNITED TECHNOLOGIES CORP..........       33,593
                                                                   -----------
                                                                       680,459
                                                                   -----------
  WATER TRANSPORTATION--0.19%
           1,000               CARNIVAL CORP (CLASS A)...........       48,500
                                                                   -----------
  WHOLESALE TRADE-DURABLE GOODS--0.09%
             100               BRIGGS & STRATTON CORP............        6,175
             300               GRAINGER (W.W.), INC..............       17,268
                                                                   -----------
                                                                        23,443
                                                                   -----------
  WHOLESALE TRADE-NONDURABLE GOODS--1.02%
           3,249               CARDINAL HEALTH, INC..............      184,786
             600               - ENRON CORP......................       45,975
             200               MCKESSON HBOC, INC................        6,839
             400               SUPERVALU, INC....................       10,450
             500               SYSCO CORP........................       15,250
                                                                   -----------
                                                                       263,300
                                                                   -----------

                               TOTAL COMMON STOCK
                               (Cost $24,375,526)................   25,071,031
                                                                   -----------
       PRINCIPAL
      ----------
  SHORT TERM INVESTMENT--2.92%
                             U.S. GOVERNMENT AGENCY--2.92%
      $  750,000               FEDERAL HOME LOAN BANK
                                4.550% 06/22/99..................      750,000
                                                                   -----------
  TOTAL SHORT TERM INVESTMENT
   (Cost $750,000)...............................................      750,000
                                                                   -----------
  TOTAL PORTFOLIO
   (Cost $25,125,526)............................................  $25,821,031
                                                                   ===========

---------------
- Non-income producing

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
           STATEMENT OF INVESTMENTS--INSTITUTIONAL EQUITY INDEX FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                          VALUE              %
                                       -----------        --------
COMMON STOCK
  AMUSEMENT AND RECREATION
   SERVICES......................      $    13,937           0.05%
  APPAREL AND ACCESSORY STORES...          125,468           0.49
  APPAREL AND OTHER TEXTILE
   PRODUCTS......................           18,325           0.07
  AUTO REPAIR, SERVICES AND
   PARKING.......................            5,675           0.02
  AUTOMOTIVE DEALERS AND SERVICE
   STATIONS......................           24,055           0.09
  BUILDING MATERIALS AND GARDEN
   SUPPLIES......................          265,974           1.04
  BUSINESS SERVICES..............        2,060,856           8.02
  CHEMICALS AND ALLIED
   PRODUCTS......................        3,180,079          12.38
  COMMUNICATIONS.................        3,327,675          12.95
  DEPOSITORY INSTITUTIONS........        2,076,281           8.08
  EATING AND DRINKING PLACES.....          212,365           0.83
  ELECTRIC, GAS, AND SANITARY
   SERVICES......................          908,947           3.54
  ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT.....................        1,983,302           7.72
  ENGINEERING AND MANAGEMENT
   SERVICES......................           22,168           0.09
  FABRICATED METAL PRODUCTS......          186,704           0.73
  FOOD AND KINDRED PRODUCTS......          896,100           3.49
  FOOD STORES....................          204,547           0.80
  FORESTRY.......................            4,925           0.02
  FURNITURE AND FIXTURES.........           17,168           0.07
  FURNITURE AND HOMEFURNISHINGS
   STORES........................           65,668           0.26
  GENERAL BUILDING CONTRACTORS...            7,568           0.03
  GENERAL MERCHANDISE STORES.....          613,225           2.39
  HEALTH SERVICES................           72,819           0.28
  HEAVY CONSTRUCTION, EXCEPT
   BUILDING......................            8,187           0.03
  HOLDING AND OTHER INVESTMENT
   OFFICES.......................           95,836           0.37
  HOTELS AND OTHER LODGING
   PLACES........................           50,755           0.20
  INDUSTRIAL MACHINERY AND
   EQUIPMENT.....................        2,051,522           7.99
  INSTRUMENTS AND RELATED
   PRODUCTS......................          579,589           2.26
  INSURANCE AGENTS, BROKERS AND
   SERVICE.......................           46,312           0.18
  INSURANCE CARRIERS.............        1,320,979           5.14
  LOCAL AND INTERURBAN PASSENGER
   TRANSIT.......................            4,268           0.02

                                          VALUE              %
                                       -----------        --------
  LUMBER AND WOOD PRODUCTS.......      $    59,118           0.23%
  METAL MINING...................           10,737           0.04
  MISCELLANEOUS MANUFACTURING
   INDUSTRIES....................          122,343           0.48
  MISCELLANEOUS RETAIL...........          229,366           0.89
  MOTION PICTURES................          300,962           1.17
  NONDEPOSITORY INSTITUTIONS.....          564,361           2.20
  NONMETALLIC MINERALS, EXCEPT
   FUELS.........................           14,156           0.06
  OIL AND GAS EXTRACTION.........          161,608           0.63
  PAPER AND ALLIED PRODUCTS......          229,065           0.89
  PERSONAL SERVICES..............           33,787           0.13
  PETROLEUM AND COAL PRODUCTS....        1,071,809           4.17
  PRIMARY METAL INDUSTRIES.......           90,016           0.35
  PRINTING AND PUBLISHING........          185,902           0.72
  RAILROAD TRANSPORTATION........          131,706           0.51
  RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS..............          114,260           0.44
  SECURITY AND COMMODITY
   BROKERS.......................          437,927           1.70
  STONE, CLAY, AND GLASS
   PRODUCTS......................           61,954           0.24
  TEXTILE MILL PRODUCTS..........            5,718           0.02
  TOBACCO PRODUCTS...............          247,700           0.96
  TRANSPORTATION BY AIR..........          127,767           0.50
  TRANSPORTATION EQUIPMENT.......          794,042           3.09
  TRANSPORTATION SERVICES........            8,681           0.03
  TRUCKING AND WAREHOUSING.......            8,093           0.03
  WHOLESALE TRADE-DURABLE
   GOODS.........................           49,757           0.19
  WHOLESALE TRADE-NONDURABLE
   GOODS.........................          162,478           0.63
                                       -----------         ------
TOTAL COMMON STOCK
 (Cost $24,999,713)..............       25,674,592          99.93
                                       -----------        --------
SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY.........          400,000           1.56
                                       -----------        --------
TOTAL SHORT TERM INVESTMENT
 (Cost $400,000).................          400,000           1.56
                                       -----------        --------
TOTAL PORTFOLIO
 (Cost $25,399,713)..............       26,074,592         101.49
OTHER ASSETS & LIABILITIES,
 NET.............................         (383,013)        (1.49)
                                       -----------        --------
NET ASSETS.......................      $25,691,579         100.00%
                                       ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
           STATEMENT OF INVESTMENTS--INSTITUTIONAL EQUITY INDEX FUND
                                 JUNE 21, 1999

        SHARES                                                         VALUE
 ---------------------                                              -----------
 COMMON STOCK--99.93%
  AMUSEMENT AND RECREATION SERVICES--0.05%
            300                - HARRAH'S ENTERTAINMENT, INC......  $     6,337
            400                - MIRAGE RESORT, INC...............        7,600
                                                                    -----------
                                                                         13,937
                                                                    -----------
  APPAREL AND ACCESSORY STORES--0.49%
            200                - ABERCROMBIE & FITCH CO (CLASS
                                A)................................        9,062
            100                - AMERICAN EAGLE OUTFITTERS, INC...        4,850
          1,000                GAP, INC...........................       71,000
            100                INTIMATE BRANDS, INC (CLASS A).....        5,075
            100                - PAYLESS SHOESOURCE, INC..........        5,406
            100                ROSS STORES, INC...................        4,725
            800                TJX COS, INC.......................       25,350
                                                                    -----------
                                                                        125,468
                                                                    -----------
  APPAREL AND OTHER TEXTILE PRODUCTS--0.07%
            200                - JONES APPAREL GROUP, INC.........        6,650
            100                LIZ CLAIBORNE, INC.................        3,725
            200                VF CORP............................        7,950
                                                                    -----------
                                                                         18,325
                                                                    -----------
  AUTO REPAIR, SERVICES AND PARKING--0.02%
            200                RYDER SYSTEM, INC..................        5,675
                                                                    -----------
  AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.09%
            900                - AUTONATION, INC..................       15,243
            300                - AUTOZONE, INC....................        8,812
                                                                    -----------
                                                                         24,055
                                                                    -----------
  BUILDING MATERIALS AND GARDEN SUPPLIES--1.04%
            100                FASTENAL CO........................        4,912
          3,500                HOME DEPOT, INC....................      216,562
            800                LOWES COS, INC.....................       44,500
                                                                    -----------
                                                                        265,974
                                                                    -----------
  BUSINESS SERVICES--8.02%
            100                ADOBE SYSTEMS, INC.................        8,293
            100                - AFFILIATED COMPUTER SERVICES, INC
                                (CLASS A).........................        4,793
          2,500                - AMERICA ONLINE, INC..............      288,437
            500                - ASCEND COMMUNICATIONS, INC.......       53,812
          1,500                AUTOMATIC DATA PROCESSING, INC.....       62,250
            600                - BMC SOFTWARE, INC................       29,625
            500                - CADENCE DESIGN SYSTEMS, INC......        6,968
            300                - CERIDIAN CORP....................       10,406
            100                - CHECKFREE HOLDINGS CORP..........        4,025
            200                - CITRIX SYSTEMS, INC..............       11,162
            200                - CMGI, INC........................       20,600
            100                - CNET, INC........................        5,506
            200                - COMDISCO, INC....................        4,812
          1,000                - COMPUTER ASSOCIATES
                                INTERNATIONAL, INC................       52,375
            400                - COMPUTER SCIENCES CORP...........       26,250
            800                - COMPUWARE CORP...................       24,050
            300                - CONVERGYS CORP...................        6,487
            100                - DOUBLECLICK, INC.................        9,437
            100                - DST SYSTEMS, INC.................        5,668
            100                - ELECTRONIC ARTS, INC.............        5,106
            900                ELECTRONIC DATA SYSTEMS CORP.......       52,650
            100                - ELECTRONICS FOR IMAGING, INC.....        5,075
            300                EQUIFAX, INC.......................       10,481
          1,000                FIRST DATA CORP....................       47,000
            300                - FISERV, INC......................       10,912
            100                - I2 TECHNOLOGIES, INC.............        4,087
            800                IMS HEALTH, INC....................       24,450
            100                - INFOSEEK CORP....................        4,912
            500                - INKTOMI CORP.....................       56,562
            300                INTERPUBLIC GROUP OF COS, INC......       24,187

        SHARES                                                         VALUE
 ---------------------                                              -----------
            100                - INTUIT, INC......................  $     8,450
            100                - LAMAR ADVERTISING CO (CLASS A)...        4,025
            100                - LEGATO SYSTEMS, INC..............        5,625
            100                - LYCOS, INC.......................        9,662
            100                - MACROMEDIA, INC..................        4,000
            200                MANPOWER, INC......................        4,587
            100                - MEDQUIST, INC....................        4,200
          7,600                - MICROSOFT CORP...................      675,925
            100                NATIONAL DATA CORP.................        4,581
            100                - NETWORK APPLIANCE, INC...........        4,662
            300                - NETWORKS ASSOCIATES, INC.........        4,443
            700                - NEWELL RUBBERMAID, INC...........       32,681
            200                - NOVA CORP (GEORGIA)..............        4,775
            800                - NOVELL, INC......................       20,100
            400                OMNICOM GROUP, INC.................       29,950
          2,500                - ORACLE CORP......................       85,312
            100                - OUTDOOR SYSTEMS, INC.............        3,137
            600                - PARAMETRIC TECHNOLOGY CORP.......        8,850
            500                PAYCHEX, INC.......................       14,375
            400                - PEOPLESOFT, INC..................        7,000
            100                - PSINET, INC......................        4,487
            200                - RATIONAL SOFTWARE CORP...........        6,700
            200                - ROBERT HALF INTERNATIONAL, INC...        5,850
            100                SHARED MEDICAL SYSTEMS CORP........        6,325
            100                - SIEBEL SYSTEMS, INC..............        6,103
            100                SOTHEBYS HOLDINGS, INC (CLASS A)...        3,856
            200                - STERLING COMMERCE, INC...........        7,300
          1,900                - SUN MICROSYSTEMS, INC............      130,268
            200                - SUNGARD DATA SYSTEMS, INC........        6,725
            100                - SYNOPSYS, INC....................        5,687
            100                - VALASSIS COMMUNICATIONS, INC.....        3,875
            100                - VERITAS SOFTWARE CORP............        9,300
            300                - YAHOO, INC.......................       47,662
                                                                    -----------
                                                                      2,060,856
                                                                    -----------
  CHEMICALS AND ALLIED PRODUCTS--12.38%
          3,600                ABBOTT LABORATORIES CO.............      159,075
            600                AIR PRODUCTS & CHEMICALS, INC......       27,787
            200                ALLERGAN, INC......................       21,212
            200                - ALZA CORP........................        9,237
          3,000                AMERICAN HOME PRODUCTS CORP........      158,250
          1,100                - AMGEN, INC.......................       58,162
            500                AVON PRODUCTS, INC.................       26,875
            200                - BIOGEN, INC......................       23,575
          4,300                BRISTOL MYERS SQUIBB CO............      291,593
            200                CABOT CORP.........................        4,875
            100                - CENTOCOR, INC....................        4,937
            200                CLOROX CO..........................       19,037
            700                COLGATE PALMOLIVE CO...............       70,131
            200                DIAL CORP..........................        6,750
            500                DOW CHEMICAL CO....................       63,937
          2,700                DU PONT (E.I.) DE NEMOURS & CO.....      189,506
            200                EASTMAN CHEMICAL CO................       11,075
            200                ECOLAB, INC........................        8,700
            100                - FMC CORP.........................        6,768
            100                - FOREST LABORATORIES, INC.........        4,412
            200                - GENZYME CORP (GENERAL
                                DIVISION).........................        9,925
            100                - GILEAD SCIENCES, INC.............        5,012
            100                GREAT LAKES CHEMICAL CORP..........        4,700
            200                HERCULES, INC......................        7,650
            200                ICN PHARMACEUTICALS, INC...........        6,425
            100                - IMMUNEX CORP.....................       12,325
            200                INTERNATIONAL FLAVORS & FRAGRANCES,
                                INC...............................        8,600
          3,200                JOHNSON & JOHNSON CO...............      288,400
            200                LAUDER (ESTEE) CO (CLASS A)........        9,212

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
 CHEMICALS AND ALLIED PRODUCTS--(CONTINUED)
          2,200                LILLY (ELI) & CO...................  $   148,775
            200                MALLINCKRODT, INC..................        7,212
            100                - MEDIMMUNE, INC...................        6,746
          5,700                MERCK & CO, INC....................      396,506
            200                MILLENNIUM CHEMICAL, INC...........        5,225
          1,400                MONSANTO CO........................       56,962
            300                MYLAN LABORATORIES, INC............        7,725
            100                NALCO CHEMICAL CORP................        3,556
          3,100                PFIZER, INC........................      302,250
          1,200                PHARMACIA & UPJOHN, INC............       65,775
            400                PPG INDUSTRIES, INC................       24,975
            400                PRAXAIR, INC.......................       19,675
          3,200                PROCTER & GAMBLE CO................      278,200
            200                ROHM & HAAS CO.....................        9,500
          3,500                SCHERING-PLOUGH CORP...............      160,562
            100                - SEPRACOR, INC....................        7,450
            300                SHERWIN-WILLIAMS CO................        8,381
            200                SIGMA ALDRICH CORP.................        6,687
            300                UNION CARBIDE CORP.................       15,262
            100                VALSPAR CORP.......................        3,737
          1,800                WARNER-LAMBERT CO..................      118,800
            200                - WATSON PHARMACEUTICALS, INC......        7,975
                                                                    -----------
                                                                      3,180,079
                                                                    -----------
  COMMUNICATIONS--12.95%
            100                - ADELPHIA COMMUNICATIONS CORP
                                (CLASS A).........................        6,437
            100                ALIANT COMMUNICATIONS, INC.........        4,743
            600                - ALLTEL CORP......................       43,537
          2,600                AMERITECH CORP.....................      180,537
            100                - ASSOCIATED GROUP, INC (CLASS
                                A)................................        6,437
          7,600                AT & T CORP........................      429,400
          2,800                - AT & T CORP--LIBERTY MEDIA (CLASS
                                A)................................       98,000
          3,700                BELL ATLANTIC CORP.................      225,468
          4,200                BELLSOUTH CORP.....................      188,737
            300                - CABLEVISION SYSTEMS CORP (CLASS
                                A)................................       20,962
          1,700                CBS CORP...........................       73,737
            300                - CENTURYTEL, INC..................       12,131
            300                CINCINNATI BELL, INC...............        7,481
            600                - CLEAR CHANNEL COMMUNICATIONS,
                                INC...............................       40,575
          1,700                COMCAST CORP (CLASS A) SPECIAL.....       63,856
            300                - COX COMMUNICATIONS, INC (CLASS
                                A)................................       10,631
            200                - EXCITE AT HOME...................       11,575
            100                - EXODUS COMMUNICATIONS, INC.......        9,037
          1,000                - FOX ENTERTAINMENT GROUP, INC
                                (CLASS A).........................       26,000
            400                FRONTIER CORP......................       23,125
            200                - GLOBAL TELESYSTEMS GROUP, INC....       18,300
          2,300                GTE CORP...........................      163,731
          1,000                - INFINITY BROADCASTING CORP (CLASS
                                A)................................       26,187
            100                - IXC COMMUNICATIONS, INC..........        3,887
            800                - LEVEL 3 COMMUNICATIONS, INC......       59,500
          6,400                LUCENT TECHNOLOGIES, INC...........      418,400
          4,500                - MCI WORLDCOM, INC................      435,375
            100                - MCLEODUSA, INC (CLASS A).........        5,500
          1,300                - MEDIA ONE GROUP, INC.............       98,231
            100                - METROMEDIA FIBER NETWORK (CLASS
                                A)................................        4,481
            300                - NEXTEL COMMUNICATIONS, INC
                                (CLASS A).........................       13,256
            100                - NEXTLINK COMMUNICATIONS, INC.....        7,987
            200                - NTL, INC.........................       19,500
            200                - QWEST COMMUNICATIONS
                                INTERNATIONAL, INC................        7,325
            100                - RCN CORP.........................        4,575
          4,700                SBC COMMUNICATIONS, INC............      258,793
          1,700                SPRINT CORP (FON GROUP)............       91,800
            800                - SPRINT CORP (PCS GROUP)..........       45,300
            100                TCA CABLE TV, INC..................        5,456
            100                TELEPHONE & DATA SYSTEMS, INC......        6,600
            100                - TV GUIDE, INC....................        3,637

        SHARES                                                         VALUE
 ---------------------                                              -----------
          1,200                U.S. WEST, INC.....................  $    69,975
            200                - U.S.A. NETWORKS, INC.............        8,062
            100                - UNIVISION COMMUNICATIONS, INC....        5,862
          1,200                - VIACOM, INC (CLASS B)............       47,550
            400                - WESTERN WIRELESS CORP (CLASS
                                A)................................       11,037
            100                - WINSTAR COMMUNICATIONS, INC......        4,962
                                                                    -----------
                                                                      3,327,675
                                                                    -----------
  DEPOSITORY INSTITUTIONS--8.08%
            400                AMSOUTH BANCORP....................        9,500
            100                ASSOCIATED BANC-CORP...............        4,034
            100                ASTORIA FINANCIAL CORP.............        4,387
          4,200                - BANK OF AMERICA CORP.............      301,350
          1,700                BANK OF NEW YORK CO, INC...........       63,962
          2,800                BANK ONE CORP......................      160,825
            100                BANK UNITED CORP (CLASS A).........        3,993
            700                BANKBOSTON CORP....................       34,956
            700                BB&T CORP..........................       24,850
            100                CCB FINANCIAL CORP.................        5,337
            100                CENTURA BANKS, INC.................        5,756
            400                CHARTER ONE FINANCIAL, INC.........       11,250
          2,000                CHASE MANHATTAN CORP...............      167,000
            100                CITY NATIONAL CORP.................        3,850
            100                CNB BANCSHARES, INC................        5,512
            300                COMERICA, INC......................       18,187
            100                COMPASS BANCSHARES, INC............        2,687
            300                - CONCORD EFS, INC.................       11,250
            100                CULLEN FROST BANKERS, INC..........        5,475
            200                DIME BANCORP, INC..................        4,287
            500                FIFTH THIRD BANCORP................       32,218
            200                FIRST AMERICAN CORP................        8,562
            400                FIRST SECURITY CORP................        9,787
            300                FIRST TENNESSEE NATIONAL CORP......       11,681
          2,200                FIRST UNION CORP...................       96,387
          1,500                FIRSTAR CORP.......................       42,281
            200                FIRSTMERIT CORP....................        5,612
          1,400                FLEET FINANCIAL GROUP, INC.........       60,462
            300                - GOLDEN STATE BANCORP, INC........        7,162
            100                GOLDEN WEST FINANCIAL CORP.........        9,725
            200                GREENPOINT FINANCIAL CORP..........        6,900
            300                HIBERNIA CORP (CLASS A)............        4,818
            100                - HUDSON UNITED BANCORP............        3,487
            500                HUNTINGTON BANCSHARES, INC.........       18,218
          1,100                KEYCORP............................       37,262
            300                MARSHALL & ILSLEY CORP.............       20,737
          1,500                MBNA CORP..........................       46,125
          1,300                MELLON BANK CORP...................       45,662
            300                MERCANTILE BANCORP, INC............       17,231
            100                MERCANTILE BANKSHARES CORP.........        3,537
            400                MORGAN (J.P.) & CO, INC............       54,375
            800                NATIONAL CITY CORP.................       52,300
            200                NATIONAL COMMERCE BANCORP..........        4,525
            300                NORTH FORK BANCORP, INC............        6,281
            200                NORTHERN TRUST CORP................       19,075
            200                OLD KENT FINANCIAL CORP............        8,750
            100                OLD NATIONAL BANCORP...............        3,156
            100                ONE VALLEY BANCORP, INC............        4,000
            200                PACIFIC CENTURY FINANCIAL CORP.....        4,525
            100                PEOPLES BANK OF BRIDGEPORT CO......        3,112
            700                PNC BANK CORP......................       40,643
            300                POPULAR, INC.......................        9,037
            300                PROVIDIAN FINANCIAL CORP...........       27,825
            500                REGIONS FINANCIAL CORP.............       18,875
            300                REPUBLIC NEW YORK CORP.............       20,381
            400                SOUTHTRUST CORP....................       15,500
            400                STATE STREET CORP..................       33,125
            400                SUMMIT BANCORP.....................       17,075
            800                SUNTRUST BANKS, INC................       55,050
            500                SYNOVUS FINANCIAL CORP.............       10,218
            200                TCF FINANCIAL CORP.................        5,775
          1,600                U.S. BANCORP.......................       54,500

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
 DEPOSITORY INSTITUTION--(CONTINUED)
            300                UNION PLANTERS CORP................  $    12,900
            400                WACHOVIA CORP......................       34,725
          1,400                WASHINGTON MUTUAL, INC.............       51,012
          3,600                WELLS FARGO CO.....................      152,550
            100                WESTAMERICA BANCORP................        3,687
            100                WILMINGTON TRUST CORP..............        5,693
            200                ZIONS BANCORP......................       11,309
                                                                    -----------
                                                                      2,076,281
                                                                    -----------
  EATING AND DRINKING PLACES--0.83%
            100                APPLEBEES INTERNATIONAL, INC.......        3,087
            300                DARDEN RESTAURANTS, INC............        6,712
            600                MARRIOTT INTERNATIONAL (CLASS A)...       22,500
          3,300                MCDONALD'S CORP....................      137,156
            200                - OUTBACK STEAKHOUSE, INC..........        7,418
            400                - TRICON GLOBAL RESTAURANTS, INC...       19,500
            100                - U.S. FOODSERVICE, INC............        4,218
            200                VIAD CORP..........................        6,012
            200                WENDYS INTERNATIONAL, INC..........        5,762
                                                                    -----------
                                                                        212,365
                                                                    -----------
  ELECTRIC, GAS, AND SANITARY SERVICES--3.54%
            300                - AES CORP.........................       16,781
            300                ALLEGHENY ENERGY, INC..............       10,312
            200                - ALLIANT ENERGY CORP..............        6,012
            300                - ALLIED WASTE INDUSTRIES, INC.....        5,718
            300                AMEREN CORP........................       11,737
            400                AMERICAN ELECTRIC POWER CO, INC....       16,850
            100                - CALPINE CORP.....................        4,937
            300                CAROLINA POWER & LIGHT CO..........       13,050
            500                CENTRAL & SOUTH WEST CORP..........       12,718
            300                CINERGY CORP.......................        9,881
            200                CMS ENERGY CORP....................        8,662
            500                COASTAL CORP.......................       20,500
            200                COLUMBIA ENERGY GROUP..............       12,525
            600                CONSOLIDATED EDISON CO OF N.Y.,
                                INC...............................       27,787
            200                CONSOLIDATED NATURAL GAS CO........       12,062
            300                CONSTELLATION ENERGY GROUP.........        9,018
            500                DOMINION RESOURCES, INC............       22,312
            300                DPL, INC...........................        5,831
            200                DQE, INC...........................        8,575
            300                DTE ENERGY CO......................       12,806
            800                DUKE ENERGY CORP...................       45,400
            800                EDISON INTERNATIONAL CO............       22,700
            200                EL PASO ENERGY CORP................        7,537
            300                ENERGY EAST CORP...................        8,025
            600                ENTERGY CORP.......................       19,087
            100                EQUITABLE RESOURCES, INC...........        3,587
            500                FIRSTENERGY CORP...................       15,656
            200                FLORIDA PROGRESS CORP..............        8,462
            400                FPL GROUP, INC.....................       22,800
            300                GPU, INC...........................       12,937
            100                HAWAIIAN ELECTRIC INDUSTRIES,
                                INC...............................        3,575
            300                KEYSPAN CORP.......................        8,118
            300                LOUISVILLE GAS & ELECTRIC ENERGY
                                CORP..............................        6,712
            200                MCN ENERGY GROUP, INC..............        4,262
            200                MINNESOTA POWER, INC...............        4,112
            100                MONTANA POWER CO...................        7,025
            100                NATIONAL FUEL GAS CO...............        4,968
            200                NEW CENTURY ENERGIES, INC..........        7,925
            100                NEW ENGLAND ELECTRIC SYSTEMS CO....        5,068
            400                - NIAGARA MOHAWK HOLDINGS, INC.....        6,200
            100                NICOR, INC.........................        3,825
            300                - NISOURCE, INC....................        8,212
            300                - NORTHEAST UTILITIES CO...........        5,343
            300                NORTHERN STATES POWER CO...........        7,631
            200                OGE ENERGY CORP....................        5,000
            600                PACIFICORP.........................       11,550
            500                PECO ENERGY CO.....................       23,062
            100                PEOPLES ENERGY CORP................        3,806

        SHARES                                                         VALUE
 ---------------------                                              -----------
            800                PG&E CORP..........................  $    26,400
            200                PINNACLE WEST CAPITAL CORP.........        8,150
            300                POTOMAC ELECTRIC POWER CO..........        8,962
            300                PP&L RESOURCES, INC................        9,393
            500                PUBLIC SERVICE ENTERPRISE GROUP,
                                INC...............................       20,656
            200                PUGET SOUND ENERGY, INC............        5,062
            200                QUESTAR CORP.......................        3,825
            600                - RELIANT ENERGY, INC..............       16,800
            200                SCANA CORP.........................        5,050
            500                SEMPRA ENERGY......................       11,406
            200                SONAT, INC.........................        7,287
          1,700                SOUTHERN CO........................       47,387
            300                TECO ENERGY, INC...................        6,956
            700                TEXAS UTILITIES CO.................       29,881
            500                UNICOM CORP........................       20,187
            200                UTILICORP UNITED, INC..............        5,000
          1,400                WASTE MANAGEMENT, INC..............       78,137
          1,000                WILLIAMS COS, INC..................       49,125
            200                WISCONSIN ENERGY CORP..............        5,512
            100                WPS RESOURCES CORP.................        3,112
                                                                    -----------
                                                                        908,947
                                                                    -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--7.72%
            300                - ADC TELECOMMUNICATIONS, INC......       14,137
            300                - ADVANCED MICRO DEVICES, INC......        5,737
            300                ALLEGHENY TELEDYNE, INC............        6,600
            500                - ALTERA CORP......................       18,812
            300                - AMERICAN POWER CONVERSION CORP...        6,281
            300                - AMERICAN TOWER SYSTEMS (CLASS
                                A)................................        7,687
            400                - ANALOG DEVICES, INC..............       18,950
            200                - ATMEL CORP.......................        4,750
            200                - CIENA CORP.......................        6,325
            100                - COMVERSE TECHNOLOGY, INC.........        7,500
            200                COOPER INDUSTRIES, INC.............       10,625
            100                DALLAS SEMICONDUCTOR CORP..........        4,962
            900                EMERSON ELECTRIC CO................       61,031
          7,100                GENERAL ELECTRIC CO................      749,493
            300                - GENERAL INSTRUMENT CORP..........       13,106
            200                HARRIS CORP........................        7,575
            100                HUBBELL, INC (CLASS B).............        4,318
          7,200                INTEL CORP.........................      409,050
            100                - JABIL CIRCUIT, INC...............        4,625
            100                - LEVEL ONE COMMUNICATIONS, INC....        4,687
            400                LINEAR TECHNOLOGY CO...............       25,600
            300                - LSI LOGIC CORP...................       13,500
            300                - MAXIM INTEGRATED PRODUCTS........       19,293
            200                MAYTAG CO..........................       13,275
            100                - MICROCHIP TECHNOLOGY, INC........        4,918
            500                - MICRON TECHNOLOGY, INC...........       23,593
            100                - MMC NETWORKS, INC................        3,587
            200                MOLEX, INC.........................        6,712
          1,400                MOTOROLA, INC......................      135,187
            300                - NATIONAL SEMICONDUCTOR CORP......        7,050
            100                NATIONAL SERVICE INDUSTRIES, INC...        3,718
            100                - PMC-SIERRA, INC..................        6,000
            300                - QUALCOMM, INC....................       39,150
            200                RAYCHEM CORP.......................        7,212
            100                - SANMINA CORP.....................        8,121
            100                - SCI SYSTEMS, INC.................        4,818
            200                SCIENTIFIC-ATLANTA, INC............        7,400
            100                - SDL, INC.........................        5,487
            600                - SOLECTRON CORP...................       40,200
            800                - TELLABS, INC.....................       56,100
            900                TEXAS INSTRUMENTS, INC.............      122,850
            100                THOMAS & BETTS CORP................        4,718
            100                - UNIPHASE CORP....................       15,400
            200                - VITESSE SEMICONDUCTOR CORP.......       13,450
            200                WHIRLPOOL CORP.....................       13,250
            300                - XILINX, INC......................       16,462
                                                                    -----------
                                                                      1,983,302
                                                                    -----------

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
  ENGINEERING AND MANAGEMENT SERVICES--0.09%
            100                EG & G, INC........................  $     3,106
            200                - QUINTILES TRANSNATIONAL CORP.....        8,150
            600                SERVICEMASTER CO...................       10,912
                                                                    -----------
                                                                         22,168
                                                                    -----------
  FABRICATED METAL PRODUCTS--0.73%
            100                BALL CORP..........................        4,793
            200                CROWN CORK & SEAL CO, INC..........        6,625
          2,700                GILLETTE CO........................      114,243
            800                MASCO CORP.........................       23,150
            200                PARKER-HANNIFIN CORP...............        9,412
            400                ROCKWELL INTERNATIONAL CORP........       24,800
            100                SNAP-ON, INC.......................        3,681
                                                                    -----------
                                                                        186,704
                                                                    -----------
  FOOD AND KINDRED PRODUCTS--3.49%
          1,100                ANHEUSER BUSCH COS, INC............       78,237
          1,300                ARCHER DANIELS MIDLAND CO..........       19,662
            700                BESTFOODS, INC.....................       35,175
            100                BROWN FORMAN, INC (CLASS B)........        6,425
            500                CAMPBELL SOUP CO...................       22,062
          5,500                COCA COLA CO.......................      338,593
            500                COCA COLA ENTERPRISES, INC.........       16,562
          1,200                CONAGRA, INC.......................       32,175
            100                DEAN FOODS CO......................        4,018
            200                FLOWERS INDUSTRIES, INC............        4,175
            400                GENERAL MILLS, INC.................       31,850
            700                HEINZ (H.J.) CO....................       33,906
            200                HERSHEY FOODS CORP.................       11,425
            100                IBP, INC...........................        2,231
            500                KELLOGG CO.........................       16,000
            100                NABISCO HOLDINGS CORP (CLASS A)....        4,312
          3,500                PEPSICO, INC.......................      124,687
            300                QUAKER OATS CO.....................       20,362
            600                RALSTON PURINA CO..................       17,625
          2,200                SARA LEE CORP......................       53,487
            100                - SMITHFIELD FOODS, INC............        3,106
            200                WHITMAN CORP.......................        3,425
            200                WRIGLEY (WM) JR CO.................       16,600
                                                                    -----------
                                                                        896,100
                                                                    -----------
  FOOD STORES--0.80%
            500                ALBERTSONS, INC....................       27,968
            700                AMERICAN STORES CO.................       24,543
            800                FOOD LION, INC (CLASS B)...........        9,650
            100                HANNAFORD BROTHERS, INC............        5,443
            900                - KROGER CO........................       50,343
          1,200                - SAFEWAY, INC.....................       59,400
            400                - STARBUCKS CORP...................       15,400
            100                - WHOLE FOODS MARKET, INC..........        4,400
            200                - WINN DIXIE STORES, INC...........        7,400
                                                                    -----------
                                                                        204,547
                                                                    -----------
  FORESTRY--0.02%
            200                GEORGIA-PACIFIC CORP (TIMBER
                                GROUP)............................        4,925
                                                                    -----------
  FURNITURE AND FIXTURES--0.07%
            100                - LEAR CORP........................        4,912
            300                LEGGETT & PLATT, INC...............        7,931
            200                MILLER (HERMAN), INC...............        4,325
                                                                    -----------
                                                                         17,168
                                                                    -----------
  FURNITURE AND HOME FURNISHINGS STORES--0.26%
            200                - BED BATH & BEYOND, INC...........        7,500
            300                - BEST BUY, INC....................       17,831
            200                CIRCUIT CITY STORES-CIRCUIT CITY
                                GROUP.............................       17,662
            100                - LINENS N THINGS, INC.............        4,675
            200                TANDY CORP.........................       18,000
                                                                    -----------
                                                                         65,668
                                                                    -----------

        SHARES                                                         VALUE
 ---------------------                                              -----------
  GENERAL BUILDING CONTRACTORS--0.03%
            100                CENTEX CORP........................  $     3,631
            100                HILLENBRAND INDUSTRIES, INC........        3,937
                                                                    -----------
                                                                          7,568
                                                                    -----------
  GENERAL MERCHANDISE STORES--2.39%
            200                - CONSOLIDATED STORES CORP.........        6,450
            500                - COSTCO COS, INC..................       38,531
          1,100                DAYTON HUDSON CORP.................       73,012
            200                DILLARDS, INC (CLASS A)............        7,312
            400                DOLLAR GENERAL CORP................       11,450
            100                - DOLLAR TREE STORES, INC..........        4,162
            300                - FAMILY DOLLAR STORES, INC........        7,031
            500                - FEDERATED DEPARTMENT STORES,
                                INC...............................       27,500
            100                HARCOURT GENERAL, INC..............        5,093
          1,100                - K MART CORP......................       18,768
            300                - KOHLS CORP.......................       21,506
            800                MAY DEPARTMENT STORES CO...........       32,950
            500                PENNEY, (J.C.) CO, INC.............       25,437
            300                - SAKS, INC........................        8,118
            900                SEARS ROEBUCK & CO.................       42,975
            100                - SHOPKO STORES, INC...............        3,543
          6,200                WAL-MART STORES, INC...............      279,387
                                                                    -----------
                                                                        613,225
                                                                    -----------
  HEALTH SERVICES--0.28%
          1,300                COLUMBIA/HCA HEALTHCARE CORP.......       29,900
            100                - EXPRESS SCRIPTS, INC.............        5,846
            200                - HCR MANOR CARE...................        5,100
            500                - HEALTH MANAGEMENT ASSOCIATES, INC
                                (CLASS A)(NEW)....................        5,593
            900                - HEALTHSOUTH CORP.................       12,993
            700                - TENET HEALTHCARE CORP............       13,387
                                                                    -----------
                                                                         72,819
                                                                    -----------
  HEAVY CONSTRUCTION, EXCEPT BUILDING--0.03%
            200                FLUOR CORP.........................        8,187
                                                                    -----------
  HOLDING AND OTHER INVESTMENT OFFICES--0.37%
            100                APARTMENT INVESTMENT & MANAGEMENT
                                CO................................        4,350
            200                ARCHSTONE COMMUNITIES TRUST........        4,425
            100                AVALONBAY COMMUNITIES, INC.........        3,575
            200                CORNERSTONE PROPERTIES, INC........        3,250
            100                COUSINS PROPERTIES, INC............        3,600
            200                DUKE REALTY INVESTMENTS, INC.......        4,525
            600                EQUITY OFFICE PROPERTIES TRUST.....       15,900
            300                EQUITY RESIDENTIAL PROPERTIES
                                TRUST CO..........................       13,612
            100                GENERAL GROWTH PROPERTIES, INC.....        3,787
            300                HRPT PROPERTIES TRUST..............        4,500
            200                NEW PLAN EXCEL REALTY TRUST........        3,950
            100                KIMCO REALTY CORP..................        3,931
            100                POST PROPERTIES, INC...............        4,100
            200                PUBLIC STORAGE, INC................        5,750
            400                STARWOOD HOTELS & RESORTS
                                WORLDWIDE.........................       12,375
            100                WEINGARTEN REALTY INVESTORS, INC...        4,206
                                                                    -----------
                                                                         95,836
                                                                    -----------
  HOTELS AND OTHER LODGING PLACES--0.20%
          1,700                - CENDANT CORP.....................       32,831
            400                HILTON HOTELS CORP.................        5,525
            200                - MANDALAY RESORT GROUP............        4,750
            500                - PARK PLACE ENTERTAINMENT.........        4,968
            100                - PROMUS HOTEL CORP................        2,681
                                                                    -----------
                                                                         50,755
                                                                    -----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--7.99%
            900                - 3COM CORP........................       27,843
            200                - ADAPTEC, INC.....................        6,900
            200                - AMERICAN STANDARD COS, INC.......        9,787
            300                - APPLE COMPUTER, INC..............       13,950

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
                    INDUSTRIAL MACHINERY AND EQUIPMENT--(CONTINUED)
            900                - APPLIED MATERIALS, INC...........  $    63,000
            700                BAKER HUGHES, INC..................       22,925
            200                BLACK & DECKER CORP................       11,925
            200                BRUNSWICK CORP.....................        5,175
            300                - CABLETRON SYSTEMS, INC...........        4,406
            200                CASE CORP..........................        9,662
            900                CATERPILLAR, INC...................       54,787
          3,600                - CISCO SYSTEMS, INC...............      443,250
          4,100                COMPAQ COMPUTER CORP...............       90,712
            100                - COOPER CAMERON CORP..............        3,787
            100                CUMMINS ENGINE CO, INC.............        5,712
            500                DEERE & CO.........................       20,750
          5,100                - DELL COMPUTER CORP...............      198,581
            500                DOVER CORP.........................       19,625
          2,400                - EMC CORP.........................      142,350
            200                - GATEWAY, INC.....................       13,075
          2,100                HEWLETT-PACKARD CO.................      197,400
            400                INGERSOLL-RAND CO..................       27,250
          4,000                INTERNATIONAL BUSINESS MACHINES
                                CORP..............................      499,000
            100                KAYDON CORP........................        3,462
            300                - LEXMARK INTERNATIONAL GROUP
                                (CLASS A).........................       20,868
            100                - NOVELLUS SYSTEMS, INC............        6,887
            300                PALL CORP..........................        6,356
            100                PENTAIR, INC.......................        4,343
            600                PITNEY BOWES, INC..................       38,437
            400                - QUANTUM CORP.....................       10,025
            500                - SEAGATE TECHNOLOGY, INC..........       14,968
            400                - SILICON GRAPHICS, INC............        5,350
            100                - SMITH INTERNATIONAL, INC.........        4,406
            200                SYMBOL TECHNOLOGIES, INC...........        7,475
            400                TENNECO, INC.......................       10,250
            600                - UNISYS CORP......................       22,800
            100                YORK INTERNATIONAL CORP............        4,043
                                                                    -----------
                                                                      2,051,522
                                                                    -----------
  INSTRUMENTS AND RELATED PRODUCTS--2.26%
            100                BARD (C.R.), INC...................        4,256
            100                BAUSCH & LOMB, INC.................        7,031
            700                BAXTER INTERNATIONAL, INC..........       43,181
            100                BECKMAN COULTER, INC...............        5,062
            600                BECTON DICKINSON & CO..............       18,000
            200                BIOMET, INC........................        8,337
            600                - BOSTON SCIENTIFIC CORP...........       24,075
            800                EASTMAN KODAK CO...................       56,950
            700                GUIDANT CORP.......................       32,200
            300                HONEYWELL, INC.....................       37,462
            200                JOHNSON CONTROLS, INC..............       12,850
            200                - KLA-TENCOR CORP..................       12,062
            100                - LITTON INDUSTRIES, INC...........        6,931
          1,400                MEDTRONIC, INC.....................      104,125
            100                MILLIPORE CORP.....................        3,481
            100                - PE CORP-PE BIOSYSTEMS GROUP......       11,550
            700                RAYTHEON CO (CLASS B)..............       49,175
            200                - ST. JUDE MEDICAL, INC............        7,250
            200                STRYKER CORP.......................       12,212
            200                - TERADYNE, INC....................       13,987
            300                - THERMO ELECTRON CORP.............        5,587
            100                - VISX, INC........................        7,450
            100                - WATERS CORP......................        5,175
          1,600                XEROX CORP.........................       91,200
                                                                    -----------
                                                                        579,589
                                                                    -----------
  INSURANCE AGENTS, BROKERS AND SERVICE--0.18%
            600                MARSH & MCLENNAN COS, INC..........       46,312
                                                                    -----------
  INSURANCE CARRIERS--5.14%
            300                AETNA, INC.........................       28,031
            600                AFLAC, INC.........................       30,000
            100                ALLMERICA FINANCIAL CORP...........        6,112

        SHARES                                                         VALUE
 ---------------------                                              -----------
          1,800                ALLSTATE CORP......................  $    67,162
            100                AMBAC FINANCIAL GROUP, INC.........        5,687
            100                AMERICAN FINANCIAL GROUP, INC......        3,400
            500                AMERICAN GENERAL CORP..............       36,593
          3,000                AMERICAN INTERNATIONAL GROUP,
                                INC...............................      364,125
            500                AON CORP...........................       20,750
            400                CHUBB CORP.........................       29,300
            500                CIGNA CORP.........................       47,343
            300                CINCINNATI FINANCIAL CORP..........       11,437
          7,300                CITIGROUP, INC.....................      343,100
            800                CONSECO, INC.......................       24,950
            200                EQUITABLE COS, INC.................       13,787
            100                FINANCIAL SECURITY ASSURANCE
                                HOLDINGS LTD......................        5,381
            200                - FOUNDATION HEALTH SYSTEMS (CLASS
                                A)................................        3,400
            500                HARTFORD FINANCIAL SERVICES GROUP,
                                INC...............................       30,187
            100                HARTFORD LIFE, INC (CLASS A).......        5,137
            100                HSB GROUP, INC.....................        4,100
            300                - HUMANA, INC......................        4,143
            300                JEFFERSON-PILOT CORP...............       19,725
            200                LINCOLN NATIONAL CORP..............       21,050
            100                LOEWS CORP.........................        8,025
            200                MBIA, INC..........................       13,075
            100                MERCURY GENERAL CORP...............        3,656
            200                MGIC INVESTMENT CORP...............        8,900
            300                OLD REPUBLIC INTERNATIONAL CORP....        5,287
            200                - OXFORD HEALTH PLANS, INC.........        3,575
            100                - PACIFICARE HEALTH SYSTEMS, INC
                                (CLASS B).........................        8,562
            100                PROGRESSIVE CORP...................       15,000
            100                PROTECTIVE LIFE CORP...............        3,575
            200                PROVIDENT COS, INC.................        8,375
            200                RELIASTAR FINANCIAL CORP...........        8,300
            300                SAFECO CORP........................       13,181
            500                ST. PAUL COS, INC..................       17,125
            300                TORCHMARK CORP.....................       10,256
            100                TRAVELERS PROPERTY CASUALTY CORP...        3,881
            100                - TRIGON HEALTHCARE, INC...........        3,731
            400                UNITED HEALTHCARE CORP.............       26,325
            300                UNUM CORP..........................       17,175
            200                - WELLPOINT HEALTH NETWORKS, INC...       18,075
                                                                    -----------
                                                                      1,320,979
                                                                    -----------
  LOCAL AND INTERURBAN PASSENGER TRANSIT--0.02%
            100                - COACH U.S.A., INC................        4,268
                                                                    -----------
  LUMBER AND WOOD PRODUCTS--0.23%
            400                GEORGIA-PACIFIC CORP (PACKING
                                GROUP)............................       20,975
            200                LOUISIANA PACIFIC CORP.............        4,550
            500                WEYERHAEUSER CO....................       33,593
                                                                    -----------
                                                                         59,118
                                                                    -----------
  METAL MINING--0.04%
            300                FREEPORT-MCMORAN COPPER & GOLD, INC
                                (CLASS B).........................        4,725
            100                PHELPS DODGE CORP..................        6,012
                                                                    -----------
                                                                         10,737
                                                                    -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES--0.48%
            300                HASBRO, INC........................        8,718
          1,000                MATTEL, INC........................       23,375
          1,000                MINNESOTA MINING &
                                MANUFACTURING CO..................       90,250
                                                                    -----------
                                                                        122,343
                                                                    -----------
  MISCELLANEOUS RETAIL--0.89%
            200                - AMAZON.COM, INC..................       24,700
            200                - BORDERS GROUP, INC...............        3,150
            900                CVS CORP...........................       46,856
            900                - OFFICE DEPOT, INC................       20,418
            600                RITE AID CORP......................       15,037
          1,000                - STAPLES, INC.....................       30,000

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
 MISCELLANEOUS RETAIL--(CONTINUED)
            100                TIFFANY & CO.......................  $     8,837
            500                - TOYS R US, INC...................       11,406
          2,400                WALGREEN CO........................       65,400
            100                - ZALE CORP........................        3,562
                                                                    -----------
                                                                        229,366
                                                                    -----------
  MOTION PICTURES--1.17%
          4,900                DISNEY (WALT) CO...................      150,675
            100                - KING WORLD PRODUCTIONS, INC......        3,575
          2,200                - TIME WARNER, INC.................      146,712
                                                                    -----------
                                                                        300,962
                                                                    -----------
  NONDEPOSITORY INSTITUTIONS--2.20%
          1,000                AMERICAN EXPRESS CO................      126,312
          1,800                ASSOCIATES FIRST CAPITAL CORP......       73,800
            400                CAPITAL ONE FINANCIAL CORP.........       20,950
            200                COUNTRYWIDE CREDIT INDUSTRIES,
                                INC...............................        9,050
          2,500                FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION.......................      160,312
            100                FINOVA GROUP, INC..................        5,275
          1,700                FREDDIE MAC........................       93,287
          1,200                HOUSEHOLD INTERNATIONAL, INC.......       56,700
            400                SLM HOLDINGS CORP..................       18,675
                                                                    -----------
                                                                        564,361
                                                                    -----------
  NONMETALLIC MINERALS, EXCEPT FUELS--0.06%
            100                MARTIN MARIETTA MATERIALS, INC.....        5,556
            200                VULCAN MATERIALS CO................        8,600
                                                                    -----------
                                                                         14,156
                                                                    -----------
  OIL AND GAS EXTRACTION--0.63%
            200                ANADARKO PETROLEUM CORP............        7,612
            200                APACHE CORP........................        7,437
            200                - BJ SERVICES CO...................        5,737
            400                BURLINGTON RESOURCES, INC..........       17,150
            100                DEVON ENERGY CORP..................        3,625
            300                ENSCO INTERNATIONAL, INC...........        5,775
            300                - GLOBAL MARINE, INC...............        4,462
          1,100                HALLIBURTON CO.....................       48,193
            200                KERR-MCGEE CORP....................        9,987
            200                - NABORS INDUSTRIES, INC...........        4,600
            300                - NOBLE DRILLING CORP..............        5,606
            800                OCCIDENTAL PETROLEUM CORP..........       17,450
            400                - OCEAN ENERGY, INC (NEW)..........        3,800
            200                TRANSOCEAN OFFSHORE, INC...........        5,200
            500                UNION PACIFIC RESOURCES GROUP,
                                INC...............................        7,937
            200                - WEATHERFORD INTERNATIONAL........        7,037
                                                                    -----------
                                                                        161,608
                                                                    -----------
  PAPER AND ALLIED PRODUCTS--0.89%
            200                AVERY DENNISON CORP................       12,500
            100                BEMIS, INC.........................        3,906
            100                BOISE CASCADE CORP.................        4,387
            100                BOWATER, INC.......................        5,268
            200                CHAMPION INTERNATIONAL CORP........       10,437
            500                FORT JAMES CORP....................       18,656
          1,000                INTERNATIONAL PAPER CO.............       54,500
          1,300                KIMBERLY-CLARK CORP................       72,231
            200                MEAD CORP..........................        8,450
            100                POTLATCH CORP......................        4,256
            300                - SMURFIT-STONE CONTAINER CORP.....        6,468
            200                SONOCO PRODUCTS CO.................        5,200
            100                TEMPLE-INLAND, INC.................        7,206
            200                WESTVACO CORP......................        6,125
            200                WILLAMETTE INDUSTRIES, INC.........        9,475
                                                                    -----------
                                                                        229,065
                                                                    -----------

        SHARES                                                         VALUE
 ---------------------                                              -----------
  PERSONAL SERVICES--0.13%
            200                BLOCK (H&R), INC...................  $     9,912
            200                CINTAS CORP........................       12,325
            600                SERVICE CORP INTERNATIONAL.........       11,550
                                                                    -----------
                                                                         33,787
                                                                    -----------
  PETROLEUM AND COAL PRODUCTS--4.17%
            200                AMERADA HESS CORP..................       12,062
            100                ASHLAND, INC.......................        4,175
            800                ATLANTIC RICHFIELD CO..............       68,700
          1,600                CHEVRON CORP.......................      145,100
          1,000                - CONOCO, INC (CLASS A)............       27,625
          5,800                EXXON CORP.........................      453,850
          1,900                MOBIL CORP.........................      188,931
            100                MURPHY OIL CORP....................        4,881
            500                PHILLIPS PETROLEUM CO..............       25,093
            200                SUNOCO, INC........................        6,050
          1,200                TEXACO, INC........................       76,425
            300                TOSCO CORP.........................        6,993
            200                ULTRAMAR DIAMOND SHAMROCK CORP.....        4,525
            600                UNOCAL CORP........................       25,087
            700                USX-MARATHON GROUP, INC............       22,312
                                                                    -----------
                                                                      1,071,809
                                                                    -----------
  PRIMARY METAL INDUSTRIES--0.35%
            900                - ALCOA, INC.......................       57,375
            200                ENGELHARD CORP.....................        4,700
            100                - MUELLER INDUSTRIES, INC..........        3,287
            200                NUCOR CORP.........................        9,237
            100                PRECISION CAST PARTS CORP..........        4,243
            100                REYNOLDS METALS CO.................        5,737
            200                USX-US STEEL GROUP, INC............        5,437
                                                                    -----------
                                                                         90,016
                                                                    -----------
  PRINTING AND PUBLISHING--0.72%
            200                BELO (A.H.) CORP SERIES A..........        4,237
            100                CENTRAL NEWSPAPERS, INC (CLASS
                                A)................................        3,600
            200                DELUXE CORP........................        7,612
            200                DONNELLEY (R.R.) & SONS CO.........        7,587
            100                DOW JONES & CO, INC................        5,300
            700                GANNETT CO, INC....................       52,456
            100                HOUGHTON MIFFLIN CO................        4,781
            200                KNIGHT-RIDDER, INC.................       11,150
            500                MCGRAW HILL COS, INC...............       26,906
            100                MEREDITH CORP......................        3,468
            400                NEW YORK TIMES CO (CLASS A)........       15,200
            300                - PRIMEDIA, INC....................        4,800
            200                REYNOLDS & REYNOLDS CO (CLASS A)...        4,587
            100                SCRIPPS (E.W.) CO (CLASS A)........        4,593
            200                TIMES MIRROR CO SERIES A...........       12,250
            200                TRIBUNE CO.........................       17,375
                                                                    -----------
                                                                        185,902
                                                                    -----------
  RAILROAD TRANSPORTATION--0.51%
          1,100                BURLINGTON NORTHERN SANTA FE
                                CORP..............................       34,100
            500                CSX CORP...........................       22,625
            200                KANSAS CITY SOUTHERN INDUSTRIES,
                                INC...............................       12,150
            900                NORFOLK SOUTHERN CORP..............       28,406
            600                UNION PACIFIC CORP.................       34,425
                                                                    -----------
                                                                        131,706
                                                                    -----------
  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.44%
            100                APTARGROUP, INC....................        2,950
            100                ARMSTRONG WORLD INDUSTRIES, INC....        5,812
            100                CARLISLE COS, INC..................        4,837
            200                GOODRICH (B.F.) CO.................        8,300
            400                GOODYEAR TIRE & RUBBER CO..........       22,925
            500                ILLINOIS TOOL WORKS, INC...........       39,750

                       See notes to financial statements.

        SHARES                                                         VALUE
 ---------------------                                              -----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--(CONTINUED)
            200                NIKE, INC (CLASS B)................  $    11,962
            200                - SEALED AIR CORP..................       13,012
            200                SOLUTIA, INC.......................        4,712
                                                                    -----------
                                                                        114,260
                                                                    -----------
  SECURITY AND COMMODITY BROKERS--1.70%
            200                BEAR STEARNS COS, INC..............        8,625
            100                DONALDSON, LUFKIN & JENRETTE,
                                INC...............................        5,812
            400                - E TRADE GROUP, INC...............       16,275
            100                EDWARDS (A.G.), INC................        3,187
            400                FRANKLIN RESOURCES, INC............       15,950
            100                LEGG MASON, INC....................        3,493
            300                LEHMAN BROTHERS HOLDINGS, INC......       18,093
            800                MERRILL LYNCH & CO, INC............       62,600
          1,400                MORGAN STANLEY, DEAN WITTER, &
                                CO................................      139,650
            200                PAINE WEBBER GROUP, INC............        8,762
            200                PRICE (T. ROWE) ASSOCIATES, INC....        7,068
            800                SCHWAB (CHARLES) CORP..............       78,600
          1,000                - THE GOLDMAN SACHS GROUP, INC.....       69,812
                                                                    -----------
                                                                        437,927
                                                                    -----------
  STONE, CLAY, AND GLASS PRODUCTS--0.24%
            600                CORNING, INC.......................       36,525
            100                OWENS CORNING CO...................        3,662
            300                - OWENS ILLINOIS, INC..............        9,956
            100                SOUTHDOWN, INC.....................        6,368
            100                USG CORP...........................        5,443
                                                                    -----------
                                                                         61,954
                                                                    -----------
  TEXTILE MILL PRODUCTS--0.02%
            300                SHAW INDUSTRIES, INC...............        5,718
                                                                    -----------
  TOBACCO PRODUCTS--0.96%
            400                FORTUNE BRANDS, INC................       17,000
          5,200                PHILIP MORRIS COS, INC.............      217,750
            400                UST, INC...........................       12,950
                                                                    -----------
                                                                        247,700
                                                                    -----------
  TRANSPORTATION BY AIR--0.50%
            100                - ALASKA AIR GROUP, INC............        4,037
            400                - AMR CORP.........................       26,850
            200                COMAIR HOLDINGS, INC...............        4,400
            300                DELTA AIRLINES, INC................       17,625
            700                - FDX CORP.........................       39,287
            100                - NORTHWEST AIRLINES CORP (CLASS
                                A)................................        3,337
            700                SOUTHWEST AIRLINES CO..............       22,881
            200                - U.S. AIRWAYS GROUP, INC..........        9,350
                                                                    -----------
                                                                        127,767
                                                                    -----------
  TRANSPORTATION EQUIPMENT--3.09%
          1,200                ALLIED SIGNAL, INC.................       81,675
            200                AUTOLIV, INC.......................        6,287
          2,300                BOEING CO..........................       98,900
            100                BORG-WARNER AUTOMOTIVE, INC........        5,518
            100                CORDANT TECHNOLOGIES, INC..........        4,637
            400                DANA CORP..........................       19,575
            200                DANAHER CORP.......................       12,650
          1,400                DELPHI AUTOMOTIVE SYSTEMS CORP.....       26,337
            200                EATON CORP.........................       18,312
            200                FEDERAL-MOGUL CORP.................       10,762
          2,700                FORD MOTOR CO......................      148,331
            300                GENERAL DYNAMICS CORP..............       19,987

        SHARES                                                         VALUE
 ---------------------                                              -----------
          1,600                GENERAL MOTORS CORP................  $   102,000
            300                - GENERAL MOTORS CORP (CLASS H)....       16,987
            200                - GENTEX CORP......................        6,743
            200                - GULFSTREAM AEROSPACE CORP........       13,062
            300                HARLEY DAVIDSON, INC...............       16,181
            200                ITT INDUSTRIES, INC................        7,550
            800                LOCKHEED MARTIN CORP...............       28,200
            100                - NAVISTAR INTERNATIONAL CORP......        5,181
            100                NORTHROP GRUMMAN CORP..............        6,518
            200                PACCAR, INC........................       10,862
            100                - SPX CORP.........................        8,387
            300                TEXTRON, INC.......................       24,825
            100                TRINITY INDUSTRIES, INC............        3,200
            200                TRW, INC...........................       10,750
          1,200                UNITED TECHNOLOGIES CORP...........       80,625
                                                                    -----------
                                                                        794,042
                                                                    -----------
  TRANSPORTATION SERVICES--0.03%
            100                GALILEO INTERNATIONAL, INC.........        4,900
            100                GATX CORP..........................        3,781
                                                                    -----------
                                                                          8,681
                                                                    -----------
  TRUCKING AND WAREHOUSING--0.03%
            100                CNF TRANSPORTATION, INC............        3,906
            100                USFREIGHTWAYS CORP.................        4,187
                                                                    -----------
                                                                          8,093
                                                                    -----------
  WHOLESALE TRADE-DURABLE GOODS--0.19%
            200                - ARROW ELECTRONICS, INC...........        3,837
            100                AVNET, INC.........................        5,087
            400                GENUINE PARTS CO...................       13,950
            200                GRAINGER (W.W.), INC...............       11,512
            300                IKON OFFICE SOLUTIONS, INC.........        4,650
            100                - SAFEGUARD SCIENTIFICS, INC.......        6,693
            100                - TECH DATA CORP...................        4,028
                                                                    -----------
                                                                         49,757
                                                                    -----------
  WHOLESALE TRADE-NONDURABLE GOODS--0.63%
            300                BERGEN BRUNSWIG CORP (CLASS A).....        4,950
            700                CARDINAL HEALTH, INC...............       39,812
            800                - ENRON CORP.......................       61,600
            700                MCKESSON HBOC, INC.................       23,581
            300                SUPERVALU, INC.....................        7,837
            800                SYSCO CORP.........................       24,698
                                                                    -----------
                                                                        162,478
                                                                    -----------
                               TOTAL COMMON STOCK
                               (Cost $24,999,713).................   25,674,592
                                                                    -----------

       PRINCIPAL
 ---------------------
  SHORT TERM INVESTMENTS--1.56%
  U.S. GOVERNMENT AGENCY--1.56%
       $400,000                FEDERAL HOME LOAN BANK 4.550%
                                06/22/99..........................      400,000
                                                                    -----------
  TOTAL SHORT TERM INVESTMENTS
   (Cost $400,000)................................................      400,000
                                                                    -----------
  TOTAL PORTFOLIO
   (Cost $25,399,713).............................................  $26,074,592
                                                                    ===========

---------------
- Non-income producing

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
       STATEMENT OF INVESTMENTS--INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                          VALUE              %
                                       -----------        --------
COMMON STOCK
  APPAREL AND ACCESSORY STORES...      $   106,500           0.41%
  APPAREL AND OTHER TEXTILE
   PRODUCTS......................           31,300           0.12
  AUTO REPAIR, SERVICES AND
   PARKING.......................            2,837           0.01
  BUILDING MATERIALS AND GARDEN
   SUPPLIES......................          327,249           1.27
  BUSINESS SERVICES..............        2,181,247           8.46
  CHEMICALS AND ALLIED
   PRODUCTS......................        3,418,259          13.26
  COMMUNICATIONS.................        3,137,728          12.17
  DEPOSITORY INSTITUTIONS........        2,283,945           8.86
  EATING AND DRINKING PLACES.....          222,837           0.86
  ELECTRIC, GAS, AND SANITARY
   SERVICES......................        1,042,576           4.04
  ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT.....................        1,146,993           4.45
  FABRICATED METAL PRODUCTS......          173,481           0.67
  FOOD AND KINDRED PRODUCTS......        1,140,573           4.42
  FOOD STORES....................          223,917           0.87
  FURNITURE AND HOMEFURNISHINGS
   STORES........................           27,000           0.10
  GENERAL BUILDING CONTRACTORS...           18,037           0.07
  GENERAL MERCHANDISE STORES.....          790,849           3.07
  HEALTH SERVICES................           78,900           0.31
  HOLDING AND OTHER INVESTMENT
   OFFICES.......................           52,999           0.21
  INDUSTRIAL MACHINERY AND
   EQUIPMENT.....................        2,328,710           9.03
  INSTRUMENTS AND RELATED
   PRODUCTS......................          570,611           2.21
  INSURANCE AGENTS, BROKERS AND
   SERVICE.......................          115,781           0.45
  INSURANCE CARRIERS.............        1,382,003           5.36

                                          VALUE              %
                                       -----------        --------
  MISCELLANEOUS MANUFACTURING
   INDUSTRIES....................      $   307,231           1.19%
  MISCELLANEOUS RETAIL...........          160,193           0.62
  MOTION PICTURES................          483,037           1.87
  NONDEPOSITORY INSTITUTIONS.....          991,805           3.85
  OIL AND GAS EXTRACTION.........          701,253           2.72
  PAPER AND ALLIED PRODUCTS......          135,850           0.53
  PERSONAL SERVICES..............           19,250           0.07
  PETROLEUM AND COAL PRODUCTS....          136,675           0.53
  PRIMARY METAL INDUSTRIES.......          130,762           0.51
  PRINTING AND PUBLISHING........          346,412           1.34
  RAILROAD TRANSPORTATION........          142,031           0.55
  RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS..............          213,375           0.83
  SECURITY AND COMMODITY
   BROKERS.......................          391,350           1.52
  STONE, CLAY, AND GLASS
   PRODUCTS......................           73,050           0.28
  TRANSPORTATION BY AIR..........          189,942           0.74
  TRANSPORTATION EQUIPMENT.......           36,805           0.14
  WHOLESALE TRADE-DURABLE
   GOODS.........................          147,462           0.57
  WHOLESALE TRADE-NONDURABLE
   GOODS.........................          286,588           1.11
                                       -----------         ------
TOTAL COMMON STOCK
 (Cost $24,926,834)..............       25,697,403          99.65
                                       -----------        --------
TOTAL PORTFOLIO
 (Cost $24,926,834)..............       25,697,403          99.65
OTHER ASSETS & LIABILITIES,
 NET.............................           89,956           0.35
                                       -----------        --------
NET ASSETS.......................      $25,787,359         100.00%
                                       ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
       STATEMENT OF INVESTMENTS--INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
                                 JUNE 21, 1999

        SHARES                                                        VALUE
 ---------------------                                             -----------
 COMMON STOCK--99.65%
  APPAREL AND ACCESSORY STORES--0.41%
           1,500               GAP, INC..........................  $   106,500
                                                                   -----------

  APPAREL AND OTHER TEXTILE PRODUCTS--0.12%
             200               LIZ CLAIBORNE, INC................        7,450
             600               VF CORP...........................       23,850
                                                                   -----------
                                                                        31,300
                                                                   -----------
  AUTO REPAIR, SERVICES AND PARKING--0.01%
             100             RYDER SYSTEM, INC...................        2,837
                                                                   -----------
  BUILDING MATERIALS AND GARDEN SUPPLIES--1.27%
           4,300               HOME DEPOT, INC...................      266,062
           1,100               LOWES COS, INC....................       61,187
                                                                   -----------
                                                                       327,249
                                                                   -----------
  BUSINESS SERVICES--8.46%
           2,700               AMERICA ONLINE, INC...............      311,512
           2,900               AUTOMATIC DATA PROCESSING, INC....      120,350
           1,400               COMPUTER ASSOCIATES INTERNATIONAL,
                                INC..............................       73,325
           2,100               ELECTRONIC DATA SYSTEMS CORP......      122,850
           1,000               IMS HEALTH, INC...................       30,562
          13,100               - MICROSOFT CORP..................    1,165,081
           1,200               - NEWELL RUBBERMAID, INC..........       56,025
             700               - NOVELL, INC.....................       17,587
           3,700               - ORACLE CORP.....................      126,262
           2,300               - SUN MICROSYSTEMS, INC...........      157,693
                                                                   -----------
                                                                     2,181,247
                                                                   -----------
  CHEMICALS AND ALLIED PRODUCTS--13.26%
           1,800               AIR PRODUCTS & CHEMICALS, INC.....       83,362
             100               ALLERGAN, INC.....................       10,606
             100               - ALZA CORP.......................        4,618
           1,500               - AMGEN, INC......................       79,312
           1,000               AVON PRODUCTS, INC................       53,750
           6,500               BRISTOL MYERS SQUIBB CO...........      440,781
           1,000               CABOT CORP........................       24,375
             500               CLOROX CO.........................       47,593
           1,300               COLGATE PALMOLIVE CO..............      130,243
           1,200               HANNA (M.A.) CO...................       19,800
             500               INTERNATIONAL FLAVORS &
                                FRAGRANCES, INC..................       21,500
           4,700               JOHNSON & JOHNSON CO..............      423,587
           3,300               LILLY (ELI) & CO..................      223,162
             300               MALLINCKRODT, INC.................       10,818
           6,900               MERCK & CO, INC...................      479,981
           1,400               NALCO CHEMICAL CORP...............       49,787
           3,900               PFIZER, INC.......................      380,250
           1,700               PHARMACIA & UPJOHN, INC...........       93,181
           2,100               PPG INDUSTRIES, INC...............      131,118
           1,200               PRAXAIR, INC......................       59,025
           4,900               PROCTER & GAMBLE CO...............      425,993
           4,500               SCHERING-PLOUGH CORP..............      206,437
             900               SCHULMAN (A.), INC................       15,637
             100               SIGMA ALDRICH CORP................        3,343
                                                                   -----------
                                                                     3,418,259
                                                                   -----------
  COMMUNICATIONS--12.17%
             800               ALLTEL CORP.......................       58,050
           3,400               AMERITECH CORP....................      236,087
           8,700               AT & T CORP.......................      491,550
           1,000               AT & T CORP--LIBERTY MEDIA
                                (CLASS A)........................       35,000

        SHARES                                                        VALUE
 ---------------------                                             -----------
           4,600               BELL ATLANTIC CORP................  $   280,312
           6,000               BELLSOUTH CORP....................      269,625
           2,400               COMCAST CORP (CLASS A) SPECIAL....       90,150
             500               - COX COMMUNICATIONS, INC (CLASS
                                A)...............................       17,718
           7,500               LUCENT TECHNOLOGIES, INC..........      490,312
           4,700               - MCI WORLDCOM, INC...............      454,725
           5,600               SBC COMMUNICATIONS, INC...........      308,350
           2,800               SPRINT CORP (FON GROUP)...........      151,200
           1,100               SPRINT CORP (PCS GROUP)...........       62,287
           1,600               U.S. WEST, INC....................       93,300
           2,500               - VIACOM, INC (CLASS B)...........       99,062
                                                                   -----------
                                                                     3,137,728
                                                                   -----------
  DEPOSITORY INSTITUTIONS--8.86%
           5,500               - BANK OF AMERICA CORP............      394,625
           2,700               BANK OF NEW YORK CO, INC..........      101,587
           4,100               BANK ONE CORP.....................      235,493
           2,800               CHASE MANHATTAN CORP..............      233,800
             800               FIFTH THIRD BANCORP...............       51,550
           3,800               FIRST UNION CORP..................      166,487
           2,300               FLEET FINANCIAL GROUP, INC........       99,331
           1,700               KEYCORP...........................       57,587
           3,400               MBNA CORP.........................      104,550
           2,200               MELLON BANK CORP..................       77,275
             700               MORGAN (J.P.) & CO, INC...........       95,156
           1,200               NATIONAL CITY CORP................       78,450
           1,100               PNC BANK CORP.....................       63,868
           1,200               SUNTRUST BANKS, INC...............       82,575
           2,300               U.S. BANCORP......................       78,343
             800               WACHOVIA CORP.....................       69,450
           1,900               WASHINGTON MUTUAL, INC............       69,231
           5,300               WELLS FARGO CO....................      224,587
                                                                   -----------
                                                                     2,283,945
                                                                   -----------
  EATING AND DRINKING PLACES--0.86%
             300               DARDEN RESTAURANTS, INC...........        6,712
           5,200               MCDONALD'S CORP...................      216,125
                                                                   -----------
                                                                       222,837
                                                                   -----------
  ELECTRIC, GAS, AND SANITARY SERVICES--4.04%
           1,200               COLUMBIA ENERGY GROUP.............       75,150
           1,900               CONSOLIDATED NATURAL GAS CO.......      114,593
             900               - EL PASO ENERGY CORP.............       33,918
           1,300               EQUITABLE RESOURCES, INC..........       46,637
           1,100               IDACORP, INC......................       35,956
           2,300               KEYSPAN CORP......................       62,243
           2,200               LOUISVILLE GAS & ELECTRIC ENERGY
                                CORP.............................       49,225
           2,200               MCN ENERGY GROUP, INC.............       46,887
           1,000               NICOR, INC........................       38,250
           1,000               NISOURCE, INC.....................       27,375
           1,900               OGE ENERGY CORP...................       47,500
           4,400               PACIFICORP........................       84,700
           1,000               PEOPLES ENERGY CORP...............       38,062
           2,400               POTOMAC ELECTRIC POWER CO.........       71,700
           2,000               PUGET SOUND ENERGY, INC...........       50,625
             800               SONAT, INC........................       29,150
           2,500               TECO ENERGY, INC..................       57,968
           2,700               WILLIAMS COS, INC.................      132,637
                                                                   -----------
                                                                     1,042,576
                                                                   -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--4.45%
             500               - ADVANCED MICRO DEVICES, INC.....        9,562
             300               BALDOR ELECTRIC CO................        5,981

                       See notes to financial statements.

        SHARES                                                        VALUE
 ---------------------                                             -----------
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(CONTINUED)
           3,200               EMERSON ELECTRIC CO...............  $   217,000
             100               - GLENAYRE TECHNOLOGIES, INC......          365
           9,100               INTEL CORP........................      516,993
             700               - MICRON TECHNOLOGY, INC..........       33,031
             500               MOLEX, INC........................       16,781
             600               - NATIONAL SEMICONDUCTOR CORP.....       14,100
             500               RAYCHEM CORP......................       18,031
           1,300               - TELLABS, INC....................       91,162
           1,300               TEXAS INSTRUMENTS, INC............      177,450
             600               THOMAS & BETTS CORP...............       28,312
             200               - VISHAY INTERTECHNOLOGY, INC.....        4,975
             200               WHIRLPOOL CORP....................       13,250
                                                                   -----------
                                                                     1,146,993
                                                                   -----------
  FABRICATED METAL PRODUCTS--0.67%
           4,100               GILLETTE CO.......................      173,481
                                                                   -----------
  FOOD AND KINDRED PRODUCTS--4.42%
           1,000               BESTFOODS, INC....................       50,250
           7,700               COCA COLA CO......................      474,031
           1,300               COCA COLA ENTERPRISES, INC........       43,062
             600               GENERAL MILLS, INC................       47,775
           1,500               HEINZ (H.J.) CO...................       72,656
             400               HERSHEY FOODS CORP................       22,850
             900               KELLOGG CO........................       28,800
           4,800               PEPSICO, INC......................      171,000
             500               QUAKER OATS CO....................       33,937
           2,300               UNILEVER NV (N.Y.) SHS............      163,012
             400               WRIGLEY (WM) JR CO................       33,200
                                                                   -----------
                                                                     1,140,573
                                                                   -----------
  FOOD STORES--0.87%
             900               ALBERTSONS, INC...................       50,343
             900               AMERICAN STORES CO................       31,556
           1,300               - KROGER CO.......................       72,718
           1,400               - SAFEWAY, INC....................       69,300
                                                                   -----------
                                                                       223,917
                                                                   -----------
  FURNITURE AND HOMEFURNISHINGS STORES--0.10%
             300               TANDY CORP........................       27,000
                                                                   -----------

  GENERAL BUILDING CONTRACTORS--0.07%
             400               HILLENBRAND INDUSTRIES, INC.......       15,750
             100               PULTE CORP........................        2,287
                                                                   -----------
                                                                        18,037
                                                                   -----------
  GENERAL MERCHANDISE STORES--3.07%
           1,200               DAYTON HUDSON CORP................       79,650
             400               - FEDERATED DEPARTMENT STORES,
                                INC..............................       22,000
             800               - K MART CORP.....................       13,650
             900               MAY DEPARTMENT STORES CO..........       37,068
             800               PENNEY, (J.C.) CO, INC............       40,700
           1,100               SEARS ROEBUCK & CO................       52,525
          12,100               WAL-MART STORES, INC..............      545,256
                                                                   -----------
                                                                       790,849
                                                                   -----------
  HEALTH SERVICES--0.31%
           2,100               COLUMBIA/HCA HEALTHCARE CORP......       48,300
           1,600               - TENET HEALTHCARE CORP...........       30,600
                                                                   -----------
                                                                        78,900
                                                                   -----------
  HOLDING AND OTHER INVESTMENT OFFICES--0.21%
             500               CRESCENT REAL ESTATE EQUITIES
                                CO...............................       12,406
             400               DUKE REALTY INVESTMENTS, INC......        9,050
             100               FIRST INDUSTRIAL REALTY TRUST,
                                INC..............................        2,793
             300               SPIEKER PROPERTIES, INC...........       11,925
             400               WEINGARTEN REALTY INVESTORS,
                                INC..............................       16,825
                                                                   -----------
                                                                        52,999
                                                                   -----------

        SHARES                                                        VALUE
 ---------------------                                             -----------
  INDUSTRIAL MACHINERY AND EQUIPMENT--9.03%
             500               - APPLE COMPUTER, INC.............  $    23,250
           1,100               - APPLIED MATERIALS, INC..........       77,000
           4,300               - CISCO SYSTEMS, INC..............      529,437
           5,000               COMPAQ COMPUTER CORP..............      110,625
             400               CUMMINS ENGINE CO, INC............       22,850
           1,500               DEERE & CO........................       62,250
           6,700               - DELL COMPUTER CORP..............      260,881
           2,800               - EMC CORP........................      166,075
             200               - GRACO, INC......................        6,012
           3,100               HEWLETT-PACKARD CO................      291,400
           5,100               INTERNATIONAL BUSINESS MACHINES
                                CORP.............................      636,225
             300               NORDSON CORP......................       16,912
           1,200               PITNEY BOWES, INC.................       76,875
             600               - SMITH INTERNATIONAL, INC........       26,437
           1,100               TIMKEN CO.........................       22,481
                                                                   -----------
                                                                     2,328,710
                                                                   -----------
  INSTRUMENTS AND RELATED PRODUCTS--2.21%
             300               BAUSCH & LOMB, INC................       21,093
           1,500               BAXTER INTERNATIONAL, INC.........       92,531
           1,300               BECTON DICKINSON & CO.............       39,000
             400               BIOMET, INC.......................       16,675
           1,100               - BOSTON SCIENTIFIC CORP..........       44,137
           1,200               GUIDANT CORP......................       55,200
           2,200               MEDTRONIC, INC....................      163,625
             200               ST. JUDE MEDICAL, INC.............        7,250
           2,300               XEROX CORP........................      131,100
                                                                   -----------
                                                                       570,611
                                                                   -----------
  INSURANCE AGENTS, BROKERS AND SERVICE--0.45%
           1,500               MARSH & MCLENNAN COS, INC.........      115,781
                                                                   -----------

  INSURANCE CARRIERS--5.36%
             600               AETNA, INC........................       56,062
           2,700               ALLSTATE CORP.....................      100,743
           1,600               AMERICAN GENERAL CORP.............      117,100
           3,900               AMERICAN INTERNATIONAL GROUP,
                                INC..............................      473,362
             500               CHUBB CORP........................       36,625
             800               CIGNA CORP........................       75,750
           9,400               CITIGROUP, INC....................      441,800
             700               CONSECO, INC......................       21,831
             700               - HUMANA, INC.....................        9,668
             300               JEFFERSON-PILOT CORP..............       19,725
             200               SAFECO CORP.......................        8,787
             600               ST. PAUL COS, INC.................       20,550
                                                                   -----------
                                                                     1,382,003
                                                                   -----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES--1.19%
             900               HASBRO, INC.......................       26,156
           1,600               MATTEL, INC.......................       37,400
           2,700               MINNESOTA MINING & MANUFACTURING
                                CO...............................      243,675
                                                                   -----------
                                                                       307,231
                                                                   -----------
  MISCELLANEOUS RETAIL--0.62%
           1,200               CVS CORP..........................       62,475
             700               - TOYS R US, INC..................       15,968
           3,000               WALGREEN CO.......................       81,750
                                                                   -----------
                                                                       160,193
                                                                   -----------
  MOTION PICTURES--1.87%
           6,600               DISNEY (WALT) CO..................      202,950
           4,200               - TIME WARNER, INC................      280,087
                                                                   -----------
                                                                       483,037
                                                                   -----------
  NONDEPOSITORY INSTITUTIONS--3.85%
           2,000               AMERICAN EXPRESS CO...............      252,625
           3,300               ASSOCIATES FIRST CAPITAL CORP.....      135,300

                       See notes to financial statements.

        SHARES                                                        VALUE
 ---------------------                                             -----------
  NONDEPOSITORY INSTITUTIONS--(CONTINUED)
           4,500               FEDERAL NATIONAL MORTGAGE
                                ASSOCIATION......................  $   288,562
           3,000               FREDDIE MAC.......................      164,625
           2,300               HOUSEHOLD INTERNATIONAL, INC......      108,675
             900               SLM HOLDINGS CORP.................       42,018
                                                                   -----------
                                                                       991,805
                                                                   -----------
  OIL AND GAS EXTRACTION--2.72%
           2,200               ANADARKO PETROLEUM CORP...........       83,737
           1,900               APACHE CORP.......................       70,656
             800               - BJ SERVICES CO..................       22,950
           2,800               BURLINGTON RESOURCES, INC.........      120,050
           2,000               HELMERICH & PAYNE, INC............       47,875
           1,500               - NABORS INDUSTRIES, INC..........       34,500
           1,400               NOBLE AFFILIATES, INC.............       38,062
           1,400               - NOBLE DRILLING CORP.............       26,162
           1,700               - ROWAN COS, INC..................       30,918
           4,800               - SANTA FE SNYDER CORP............       39,000
           3,400               UNION PACIFIC RESOURCES GROUP,
                                INC..............................       53,975
           1,800               VASTAR RESOURCES, INC.............      101,700
             900               - WEATHERFORD INTERNATIONAL.......       31,668
                                                                   -----------
                                                                       701,253
                                                                   -----------
  PAPER AND ALLIED PRODUCTS--0.53%
           1,300               AVERY DENNISON CORP...............       81,250
           2,100               SONOCO PRODUCTS CO................       54,600
                                                                   -----------
                                                                       135,850
                                                                   -----------
  PERSONAL SERVICES--0.07%
           1,000               SERVICE CORP INTERNATIONAL........       19,250
                                                                   -----------

  PETROLEUM AND COAL PRODUCTS--0.53%
           2,800               MURPHY OIL CORP...................      136,675
                                                                   -----------
  PRIMARY METAL INDUSTRIES--0.51%
           1,900               BIRMINGHAM STEEL CORP.............        9,975
           1,500               NUCOR CORP........................       69,281
           4,100               WORTHINGTON INDUSTRIES, INC.......       51,506
                                                                   -----------
                                                                       130,762
                                                                   -----------
  PRINTING AND PUBLISHING--1.34%
             800               DELUXE CORP.......................       30,450
             700               DOW JONES & CO, INC...............       37,100
           1,500               GANNETT CO, INC...................      112,406
             500               KNIGHT-RIDDER, INC................       27,875
           1,300               MCGRAW HILL COS, INC..............       69,956
           1,000               NEW YORK TIMES CO (CLASS A).......       38,000
             500               TIMES MIRROR CO SERIES A..........       30,625
                                                                   -----------
                                                                       346,412
                                                                   -----------
  RAILROAD TRANSPORTATION--0.55%
           4,500               NORFOLK SOUTHERN CORP.............      142,031
                                                                   -----------

        SHARES                                                        VALUE
 ---------------------                                             -----------

  RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.83%
             200               BANDAG, INC.......................  $     6,450
           1,700               ILLINOIS TOOL WORKS, INC..........      135,150
           1,200               NIKE, INC (CLASS B)...............       71,775
                                                                   -----------
                                                                       213,375
                                                                   -----------
  SECURITY AND COMMODITY BROKERS--1.52%
           1,200               MERRILL LYNCH & CO, INC...........       93,900
           1,800               MORGAN STANLEY, DEAN
                                WITTER, & CO.....................      179,550
           1,200               SCHWAB (CHARLES) CORP.............      117,900
                                                                   -----------
                                                                       391,350
                                                                   -----------
  STONE, CLAY, AND GLASS PRODUCTS--0.28%
           1,200               CORNING, INC......................       73,050
                                                                   -----------

  TRANSPORTATION BY AIR--0.74%
             700               - AMR CORP........................       46,987
             500               DELTA AIRLINES, INC...............       29,375
           1,100               - FDX CORP........................       61,737
           1,300               SOUTHWEST AIRLINES CO.............       42,493
             200               - U.S. AIRWAYS GROUP, INC.........        9,350
                                                                   -----------
                                                                       189,942
                                                                   -----------
  TRANSPORTATION EQUIPMENT--0.14%
             300               FEDERAL-MOGUL CORP................       16,143
             200               FLEETWOOD ENTERPRISES, INC........        5,100
             500               MODINE MANUFACTURING CO...........       15,562
                                                                   -----------
                                                                        36,805
                                                                   -----------
  WHOLESALE TRADE-DURABLE GOODS--0.57%
           2,400               GENUINE PARTS CO..................       83,700
           1,000               GRAINGER (W.W.), INC..............       57,562
             400               IKON OFFICE SOLUTIONS, INC........        6,200
                                                                   -----------
                                                                       147,462
                                                                   -----------
  WHOLESALE TRADE-NONDURABLE GOODS--1.11%
             800               CARDINAL HEALTH, INC..............       45,500
           2,400               - ENRON CORP......................      183,957
             700               MCKESSON HBOC, INC................       23,581
           1,100               SYSCO CORP........................       33,550
                                                                   -----------
                                                                       286,588
                                                                   -----------

                             TOTAL COMMON STOCK
                               (Cost $24,926,834)................   25,697,403
                                                                   -----------

                             TOTAL PORTFOLIO
                               (Cost $24,926,834)................  $25,697,403
                                                                   ===========
-----------------------
 - Non-income producing

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
               STATEMENT OF INVESTMENTS--INSTITUTIONAL BOND FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                             VALUE              %
                                          -----------        --------
BONDS
  CORPORATE BONDS
    EATING AND DRINKING PLACES......      $   498,847           1.99%
    NATIONAL SECURITY AND
     INTERNATIONAL AFFAIRS..........          501,350           2.00
    NONDEPOSITORY INSTITUTIONS......          978,905           3.90
    PETROLEUM AND COAL PRODUCTS.....          475,895           1.89
    TRANSPORTATION EQUIPMENT........          496,693           1.98
                                          -----------         ------
TOTAL CORPORATE BONDS
 (Cost $2,949,795)..................        2,951,690          11.76
                                          -----------        --------
  GOVERNMENT BONDS
    AGENCY SECURITIES...............        2,837,340          11.30
    MORTGAGE BACKED SECURITIES......        7,939,656          31.64
    U.S. TREASURY SECURITIES........        8,625,198          34.37
                                          -----------        --------
TOTAL GOVERNMENT BONDS
 (Cost $19,362,080).................       19,402,194          77.31

                                             VALUE              %
                                          -----------        --------
TOTAL BONDS
 (Cost $22,311,875).................      $22,353,884          89.07%
                                          -----------        --------
SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY............       11,475,000          45.72
                                          -----------        --------
TOTAL SHORT TERM INVESTMENT
 (Cost $11,475,000).................       11,475,000          45.72
                                          -----------        --------
TOTAL PORTFOLIO
 (Cost $33,786,875).................       33,828,884         134.79
OTHER ASSETS & LIABILITIES, NET.....       (8,732,698)       (34.79)
                                          -----------        --------
NET ASSETS..........................      $25,096,186         100.00%
                                          ===========        ========

                       See notes to financial statements.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
               STATEMENT OF INVESTMENTS--INSTITUTIONAL BOND FUND
                                 JUNE 21, 1999

 PRINCIPAL                                                                  RATINGS+      VALUE
-----------                                                                 --------   -----------
              BONDS--89.07%
               CORPORATE BONDS--11.76%
                EATING AND DRINKING PLACES--1.99%
                  DIAGEO CAPITAL PLC (GUARANTEE NOTE)
$   500,000         6.625%, 06/24/04......................................  A1         $   498,847
                                                                                       -----------
                NATIONAL SECURITY AND INTERNATIONAL AFFAIRS--2.00%
                  QUEBEC PROVINCE CANADA DEB
    500,000         7.000%, 01/30/07......................................  A2             501,350
                                                                                       -----------
                NONDEPOSITORY INSTITUTIONS--3.90%
                  ASSOCIATES CORP NA DEB
    500,000         6.950%, 11/01/18......................................  AA3            477,670
                  GENERAL MOTORS ACCEPTANCE CORP NOTE
    500,000         6.850%, 06/17/04......................................  A2             501,235
                                                                                       -----------
                                                                                           978,905
                                                                                       -----------
                PETROLEUM AND COAL PRODUCTS--1.89%
                  CONOCO, INC (SR NOTE)
    500,000         6.350%, 04/15/09......................................  A3             475,895
                                                                                       -----------
                TRANSPORTATION EQUIPMENT--1.98%
                Yen TRW,INC (SR NOTE)
    500,000         6.500%, 06/01/02......................................  BAA1           496,693
                                                                                       -----------
              TOTAL CORPORATE BONDS
                (Cost $2,949,795)...................................................     2,951,690
                                                                                       -----------
               GOVERNMENT BONDS--77.31%
                AGENCY SECURITIES--11.30%
                  FEDERAL HOME LOAN MORTGAGE CORP (FHLMC)
  1,000,000         5.000%, 01/15/04................................................       950,160
  2,000,000         5.750%, 03/15/09................................................     1,887,180
                                                                                       -----------
                                                                                         2,837,340
                                                                                       -----------
                MORTGAGE BACKED SECURITIES--31.64%
                  FEDERAL HOME LOAN MORTGAGE CORP GOLD (FGLMC)
  2,000,000         6.500%, 07/25/29................................................     1,931,860
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
    500,000         << 6.000%, 07/25/14.............................................       482,500
    500,000         << 6.500%, 07/25/14.............................................       492,500
    500,000         << 7.000%, 07/25/14.............................................       501,955
    500,000         << 6.000%, 07/25/29.............................................       469,530
    500,000         << 6.500%, 07/25/29.............................................       482,500
    750,000         << 7.500%, 07/25/29.............................................       757,266
  2,000,000         << 7.000%, 08/25/29.............................................     1,974,375
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
    500,000         << 7.000%, 07/25/29.............................................       493,670
    350,000         << 7.500%, 07/25/29.............................................       353,500
                                                                                       -----------
                                                                                         7,939,656
                                                                                       -----------
                U.S. TREASURY SECURITIES--34.37%
                  U.S. TREASURY BOND
  1,000,000         5.250%, 05/15/04................................................       977,340
  1,300,000         8.875%, 08/15/17................................................     1,647,347
  1,000,000         5.250%, 11/15/28................................................       877,810
                  U.S. TREASURY NOTE
  3,000,000         7.500%, 11/15/01................................................     3,122,565
  2,060,000         5.500%, 05/15/09................................................     2,000,136
                                                                                       -----------
                                                                                         8,625,198
                                                                                       -----------
              TOTAL GOVERNMENT BONDS
                (Cost $19,362,080)..................................................    19,402,194
                                                                                       -----------
              TOTAL BONDS
                (Cost $22,311,875)..................................................    22,353,884
                                                                                       -----------

---------------
+    As provided by Moody's Investors Services.

 PRINCIPAL                                                                     VALUE
-----------                                                                 -----------
               SHORT TERM INVESTMENT--45.72%
                U.S. GOVERNMENT AGENCY--45.72%
                  FEDERAL HOME LOAN BANK
$11,475,000         4.550%, 06/22/99                                        $11,475,000
                                                                            -----------

              TOTAL SHORT TERM INVESTMENT
                (Cost $11,475,000)........................................   11,475,000
                                                                            -----------

              TOTAL PORTFOLIO
                (Cost $33,786,875)........................................  $33,828,884
                                                                            ===========

---------------
Yen Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At June 21, 1999, the value of this security amounted to $496,693 or 1.98% of net assets.

<<   These securities were purchased on a delayed delivery basis.

OTHER INFORMATION:

The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

MOODY'S RATINGS

AAA, AA, A            10.98%
BAA                    2.22%

U.S. Government obligations represent 86.80% of the long-term debt portfolio value and are not reflected in the above ratings.

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
          STATEMENT OF INVESTMENTS -- INSTITUTIONAL MONEY MARKET FUND
                                 JUNE 21, 1999

                              SUMMARY BY INDUSTRY

                                                                 VALUE        %
                                                              -----------   ------
SHORT TERM INVESTMENTS
  COMMERCIAL PAPER..........................................  $16,974,558    67.90%
  U.S. GOVERNMENT AGENCY....................................   11,025,000    44.10
                                                              -----------   ------
TOTAL SHORT TERM INVESTMENTS
  (Cost $27,999,558)........................................   27,999,558   112.00
                                                              -----------   ------
TOTAL PORTFOLIO
  (Cost $27,999,558)........................................   27,999,558   112.00
OTHER ASSETS & LIABILITIES, NET.............................   (2,999,558)  (12.00)
                                                              -----------   ------
NET ASSETS..................................................  $25,000,000   100.00%
                                                              ===========   ======

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
          STATEMENT OF INVESTMENTS -- INSTITUTIONAL MONEY MARKET FUND
                                 JUNE 21, 1999

 PRINCIPAL                                                                               VALUE
-----------                                                                           -----------
              SHORT TERM INVESTMENTS -- 112.00%
                COMMERCIAL PAPER -- 67.90%
              ALABAMA POWER CO
$ 1,000,000     4.980%, 07/12/99....................................................  $   997,365
              AMERICAN TELEPHONE & TELEGRAPH CO
  1,000,000     4.980%, 07/27/99....................................................      995,292
              CIESCO LP
  1,000,000     5.050%, 09/02/99....................................................      989,899
              COCA COLA CO
  1,050,000     4.980%, 08/13/99....................................................    1,041,535
              EASTMAN KODAK CO
  1,000,000     5.050%, 10/19/99....................................................      983,446
              EQUILON ENTERPRISES LLC
  1,000,000     5.010%, 08/10/99....................................................      993,180
              FORD MOTOR CREDIT CO
  1,000,000     5.030%, 09/03/99....................................................      989,800
              GENERAL ELECTRIC CAPITAL CORP
  1,000,000     5.020%, 08/17/99....................................................      992,191
              J.P. MORGAN & CO
  1,000,000     5.020%, 08/31/99....................................................      990,238
              JOHNSON & JOHNSON
  1,075,000+    5.100%, 11/01/99....................................................    1,055,043
              MCGRAW-HILL, INC
  1,000,000     5.040%, 09/16/99....................................................      987,960
              MOTIVA ENTERPRISES LLC
  1,000,000     5.020%, 07/16/99....................................................      996,764
              NATIONAL RURAL UTILITIES COOP FINANCE
  1,000,000     5.050%, 09/20/99....................................................      987,507
              PACCAR FINANCIAL CORP
  1,000,000     5.050%, 09/16/99....................................................      987,936
              PARK AVENUE RECEIVABLES CORP
  1,000,000+    5.050%, 07/14/99....................................................      996,913
              PORTLAND GENERAL ELECTRIC CO
  1,000,000     5.050%, 07/20/99....................................................      996,072
              SALOMON SMITH BARNEY HOLDINGS, INC
  1,000,000     5.030%, 08/09/99....................................................      993,417
                                                                                      -----------
                                                                                       16,974,558
                                                                                      -----------
                U.S. GOVERNMENT AGENCY -- 44.10%
              FEDERAL HOME LOAN BANK
 11,025,000     4.550%, 06/22/99....................................................   11,025,000
                                                                                      -----------
              TOTAL SHORT TERM INVESTMENTS
                (Cost $27,999,558)..................................................   27,999,558
                                                                                      -----------
              TOTAL PORTFOLIO
                (Cost $27,999,558)..................................................  $27,999,558
                                                                                      ===========

---------------
+ Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

TCIMFSAI-7/99